SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials

CARNIVAL CORPORATION
CARNIVAL PLC
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

February 20, 2008

MICKY ARISON
Chairman of the Boards
Chief Executive Officer

To our Shareholders:

We will hold our joint annual meetings of shareholders at The Biltmore Hotel, 1200 Anastasia Avenue, Coral Gables, Florida on Tuesday, April 22, 2008. The meetings will commence at 10:00 a.m. (EDT), and although there are technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa. Because we have shareholders in both the United Kingdom and the United States, we plan to continue to rotate the location of the annual meetings between the United States and the United Kingdom each year in order to accommodate shareholders on both sides of the Atlantic.

We are also pleased to offer an audio web cast of the annual meetings at www.carnivalcorp.com or www.carnivalplc.com. We will also host an audio broadcast of the annual meetings at our P&O Cruises’ headquarters located at Richmond House, Terminus Terrace, Southampton, Hampshire, United Kingdom. Although shareholders will not be able to vote in person from Southampton (they must submit a proxy to vote), they will be able to submit questions to the directors in Florida.

You will find information regarding the matters to be voted on in the attached notices of annual meetings of shareholders and proxy statement. The Carnival Corporation Notice of Annual Meeting begins on page 1 and the Carnival plc Notice of Annual General Meeting begins on page 3. Because of the DLC structure, all voting will take place on a poll (or ballot).

We are also pleased to offer our shareholders the opportunity to receive future proxy statements and annual reports over the internet. By using these services, you are not only accessing these materials more quickly than ever before, but you will also help us reduce printing and postage costs associated with their distribution as well as help conserve the earth's valuable resources. Carnival Corporation shareholders can enroll for electronic delivery, after voting online, at www.proxyvote.com. Carnival plc shareholders can enroll at www.shareview.co.uk.

Your vote is important. Whether or not you plan to attend the annual meetings in person, please submit your vote as soon as possible using one of the voting methods described in the attached materials. Submitting your voting instructions by any of these methods will not affect your right to attend the meetings in person should you so choose.

The boards of directors consider Carnival Corporation Proposals 1-8 (being Carnival plc Resolutions 1-20) to be in the best interests of Carnival Corporation & plc and the shareholders as a whole. Accordingly, the boards of directors unanimously recommend that you cast your vote "FOR" Carnival Corporation Proposals 1-8 (being Carnival plc Resolutions 1-20).

Thank you for your ongoing interest in, and continued support of, Carnival Corporation & plc.

Sincerely,

Micky Arison

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS	1

NOTICE OF ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS	3

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETINGS	8

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL CORPORATION	12

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL PLC	15

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	22

PROPOSAL 1 (RESOLUTIONS 1-13) RE-ELECTION OF DIRECTORS	22

PROPOSALS 2 & 3 (RESOLUTIONS 14 & 15) RE-APPOINTMENT AND REMUNERATION OF
INDEPENDENT AUDITORS FOR CARNIVAL PLC AND RATIFICATION OF INDEPENDENT
REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR CARNIVAL CORPORATION	24

PROPOSAL 4 (RESOLUTION 16) RECEIPT OF ACCOUNTS AND REPORTS OF CARNIVAL PLC	24

PROPOSAL 5 (RESOLUTION 17) APPROVAL OF DIRECTORS' REMUNERATION REPORT	24

PROPOSALS 6 & 7 (RESOLUTIONS 18 & 19) APPROVAL OF LIMITS ON THE AUTHORITY TO
ALLOT CARNIVAL PLC SHARES AND THE DISAPPLICATION OF PRE-EMPTION RIGHTS
FOR CARNIVAL PLC	25

PROPOSAL 8 (RESOLUTION 20) GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC
ORDINARY SHARES	26

BOARD STRUCTURE AND COMMITTEE MEETINGS	27

DIRECTOR COMPENSATION	31

COMPENSATION DISCUSSION AND ANALYSIS and CARNIVAL PLC DIRECTORS’
REMUNERATION REPORT - PART I	33

EXECUTIVE COMPENSATION	46

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM	62

REPORT OF THE AUDIT COMMITTEES	63

CERTAIN RELATIONSHIPS & RELATED PARTY TRANSACTIONS	64

Annex A	Carnival plc Directors’ Report
Annex B	Carnival plc Directors’ Remuneration Report – Part II
Annex C	Carnival plc Corporate Governance Report

3655 N.W. 87th Avenue
Miami, Florida 33178

____________________

NOTICE OF ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDERS MEETING TO BE HELD ON TUESDAY, APRIL 22, 2008

Carnival Corporation’s Notice of Annual Meeting and Proxy Statement, Annual Report and other proxy materials are available at www.proxyvote.com.

____________________

DATE	Tuesday, April 22, 2008

TIME	10:00 a.m. (EDT), being 3:00 p.m. (BST)

The Carnival Corporation annual meeting will start directly following the annual general meeting of Carnival plc.

PLACE	The Biltmore Hotel 1200 Anastasia Avenue Coral Gables, Florida 33134

WEB CAST	www.carnivalcorp.com or www.carnivalplc.com

ITEMS OF BUSINESS	1.	To re-elect 13 directors to the boards of each of Carnival Corporation and Carnival plc;

	2.	To re-appoint the independent auditors for Carnival plc and to ratify the selection of the independent registered certified public accounting firm for Carnival Corporation;

	3.	To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors;

	4.	To receive the UK accounts and reports of the directors and auditors of Carnival plc for the financial year ended November 30, 2007 (in accordance with legal requirements applicable to UK companies);

	5.	To approve the directors’ remuneration report of Carnival plc (in accordance with legal requirements applicable to UK companies);

	6.	To approve limits on the authority to allot shares by Carnival plc (in accordance with customary practice for UK companies);

	7.	To approve the disapplication of pre-emption rights for Carnival plc shares (in accordance with customary practice for UK companies);

8.

To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buy back programs); and

	9.	To transact such other business as may properly come before the meeting.

RECORD DATE	You are entitled to vote your Carnival Corporation shares if you were a shareholder at the close of business on February 22, 2008.

MEETING ADMISSION

Attendance at the meeting is limited to shareholders. Each Carnival Corporation shareholder may be asked to present valid picture identification, such as a driver's license or passport. Shareholders holding shares in brokerage accounts ("under a street name") will need to bring a copy of a brokerage statement reflecting share ownership as of the record date. Due to security measures, all bags will be subject to search, and all persons who attend the meeting will be subject to a metal detector and/or a hand wand search. We will be unable to admit anyone who does not comply with these security procedures.

VOTING BY PROXY

Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the Questions and Answers beginning on page 8 of this proxy statement and the instructions on your proxy card.

On behalf of the Board of Directors

ARNALDO PEREZ
Senior Vice President,
General Counsel & Secretary

A proxy statement and proxy card are enclosed. All Carnival Corporation shareholders are urged to follow the instructions attached to the proxy card and complete, sign, date and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any shareholder attending the meeting in Florida may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

This proxy statement and accompanying proxy card are being distributed on or about March 10, 2008.

THIS NOTICE OF ANNUAL GENERAL MEETING IS IMPORTANT. IF YOU ARE IN ANY DOUBT AS TO THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER AUTHORIZED UNDER THE UK FINANCIAL SERVICES AND MARKETS ACT 2000.

IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL YOUR SHARES IN CARNIVAL PLC, PLEASE SEND THIS DOCUMENT AND THE ACCOMPANYING DOCUMENTS TO THE PURCHASER OR TRANSFEREE OR TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

Carnival House
5 Gainsford Street
London SE1 2NE
United Kingdom

____________________

NOTICE OF ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS

____________________

NOTICE IS HEREBY GIVEN that an ANNUAL GENERAL MEETING of Carnival plc will be held at The Biltmore Hotel, 1200 Anastasia Avenue, Coral Gables, Florida, United States of America on Tuesday, April 22 2008 at 10:00 a.m. (EDT), being 3:00 p.m. (BST), for the purpose of considering and, if thought fit, passing the resolutions described below:

  Resolutions 1 through 18 will be proposed as ordinary resolutions. For ordinary resolutions, the required majority is more than 50% of the combined votes cast at this meeting and Carnival Corporation's annual meeting.

  Resolutions 19 and 20 will be proposed as special resolutions. For special resolutions, the required majority is not less than 75% of the combined votes cast at this meeting and Carnival Corporation's annual meeting.

To consider the following resolutions as ordinary resolutions:

Re-election of directors

1.	To re-elect Micky Arison as a director of Carnival Corporation and as a director of Carnival plc.

2.	To re-elect Ambassador Richard G. Capen, Jr. as a director of Carnival Corporation and as a director of Carnival plc.

3.	To re-elect Robert H. Dickinson as a director of Carnival Corporation and as a director of Carnival plc.

4.	To re-elect Arnold W. Donald as a director of Carnival Corporation and as a director of Carnival plc.

5.	To re-elect Pier Luigi Foschi as a director of Carnival Corporation and as a director of Carnival plc.

6.	To re-elect Howard S. Frank as a director of Carnival Corporation and as a director of Carnival plc.

7.	To re-elect Richard J. Glasier as a director of Carnival Corporation and as a director of Carnival plc.

8.	To re-elect Modesto A. Maidique as a director of Carnival Corporation and as a director of Carnival plc.

9.	To re-elect Sir John Parker as a director of Carnival Corporation and as a director of Carnival plc.

10.	To re-elect Peter G. Ratcliffe as a director of Carnival Corporation and as a director of Carnival plc.

11.	To re-elect Stuart Subotnick as a director of Carnival Corporation and as a director of Carnival plc.

12.	To re-elect Laura Weil as a director of Carnival Corporation and as a director of Carnival plc.

13.	To re-elect Uzi Zucker as a director of Carnival Corporation and as a director of Carnival plc.

Re-appointment and remuneration of Carnival plc auditors and ratification of Carnival Corporation auditors

14.	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm of Carnival Corporation.

15.	To authorize the Audit Committee of the board of directors of Carnival plc to agree the remuneration of the independent auditors.

Accounts and Reports

16.	To receive the UK accounts and the reports of the directors and auditors of Carnival plc for the financial year ended November 30, 2007.

Directors' remuneration report

17.	To approve the directors' remuneration report of Carnival plc as set out in the annual report for the financial year ended November 30, 2007.

Allotment of shares

18.	THAT the authority and power conferred on the directors by Article 30 of Carnival plc's articles of association be renewed for a period commencing at the end of the meeting and expiring at the end of the next annual general meeting of Carnival plc after the date on which this resolution is passed and for that period the Section 80 amount shall be $21,111,639.

To consider the following resolutions as special resolutions:

Disapplication of pre-emption rights

19.	THAT subject to passing ordinary resolution 18 set out in the notice, the power conferred on the directors by Article 31 of Carnival plc's articles of association be renewed for a period commencing at the end of the meeting and expiring at the end of the next annual general meeting of Carnival plc after the date on which this resolution is passed and for that period the Section 89 amount shall be $17,694,418.

General authority to buy back Carnival plc ordinary shares

20.	THAT Carnival plc be and is generally and unconditionally authorized to make market purchases (within the meaning of Section 163(3) of the UK Companies Act 1985 (the "Companies Act 1985")) of ordinary shares of $1.66 each in the capital of Carnival plc provided that:

(a)	the maximum number of ordinary shares authorized to be acquired is 21,318,575;
(b)	the minimum price (exclusive of expenses) which may be paid for an ordinary share is $1.66;
(c)	the maximum price which may be paid for an ordinary share is an amount (exclusive of expenses) equal to the higher of (1) 105% of the average middle market quotation for an ordinary share, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased and (2) the amount stipulated by Article 5 of Commission Regulation No. 2273/2003 of 22 December 2003; and
(d)	this authority shall expire on the earlier of (i) the conclusion of the annual general meeting of Carnival plc to be held in 2009 and (ii) 18 months from the date of this resolution (except in relation to the purchase of ordinary shares, the contract of which was entered into before the expiry of such authority).

By Order of the Board	Registered Office:
Carnival House 5 Gainsford Street London SE1 2NE United Kingdom
Arnaldo Perez Company Secretary	Registered Number 4039524

February 20, 2008

 Voting Arrangements for Carnival plc Shareholders

Carnival plc shareholders can vote in either of two ways:

  by attending the meeting and voting in person or by attorney or, in the case of corporate shareholders, by corporate representatives; or

  by appointing a proxy to attend and vote on their behalf, using the proxy form enclosed with this notice of annual general meeting.

Voting in person (or by attorney)

If you come to the annual general meeting, please bring the attendance card (attached to the enclosed proxy form) with you. This will mean you can register more quickly. If you appoint an attorney to attend instead of you, he or she should bring an original or certified copy of the power of attorney under which you have authorized them to attend and vote.

In order to attend and vote at the annual general meeting, a corporate shareholder may appoint one or more individuals to act as its representative. The appointment must comply with the requirements of Section 323 of the Companies Act 2006. Each representative should bring evidence of their appointment, including any authority under which it is signed, to the meeting. If you are a corporation and are considering appointing a corporate representative to represent you and vote your shareholding in Carnival plc at the annual general meeting you are strongly encouraged to pre-register your corporate representative to make registration on the day of the meeting more efficient. In order to pre-register, please fax your Letter of Representation to Carnival plc's registrars, Equiniti, on 01903 833168 from within the United Kingdom or +44 1903 833168 from elsewhere.

Voting by proxy

A shareholder entitled to attend and vote at the meeting is entitled to appoint one or more proxies to attend, speak and vote in his or her stead. A proxy need not be a shareholder of Carnival plc. A shareholder who appoints more than one proxy must appoint each proxy to exercise the votes attaching to specified shares held by that shareholder. A person who is nominated to enjoy information rights in accordance with Section 146 of the Companies Act 2006, but is not a shareholder, is not entitled to appoint a proxy.

If you are a person nominated to enjoy information rights in accordance with Section 146 of the Companies Act 2006 you may have a right under an agreement between you and the member by whom you were nominated to be appointed, or to have someone else appointed, as a proxy for the meeting. If you have no such right, or you have such a right but do not wish to exercise it, you may have a right under such an agreement to give instructions to the member as to the exercise of voting rights.

To be effective, a duly completed proxy form and the authority (if any) under which it is signed, or a notarially certified copy of such authority, must be deposited (whether delivered personally or by post) at the offices of Carnival plc's registrars, Equiniti, Aspect House, Spencer Road, Lancing, West Sussex BN99 6BE, United Kingdom as soon as possible and in any event no later than 3:00 p.m. (BST) on April 20, 2008. Alternatively, a proxy vote may be submitted via the internet in accordance with the instructions set out on the proxy form.

In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which names stand on the register of shareholders of Carnival plc in respect of the relevant joint holding.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a "CREST Proxy Instruction") must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual. The message, regardless of whether it constitutes the appointment of a proxy or an amendment to the instruction given to a previously appointed proxy must, in order to be valid, be transmitted so as to be received by the issuer's agent (ID 7RA01) by the latest time(s) for receipt of proxy appointments specified in the notice of meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer's agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

Carnival plc may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

Shareholders who are entitled to vote

Carnival plc, pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, specifies that only those shareholders registered in the register of members of Carnival plc at 11:00 p.m. (BST) on April 20, 2008 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 11:00 p.m. (BST) on April 20, 2008 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

Documents available for inspection

Copies of all service agreements (including letters of appointment) between each director and Carnival plc will be available for inspection during normal business hours on any weekday (public holidays excluded) at the registered office of Carnival plc from the date of this notice until and including the date of the meeting and at the place of the meeting for at least 15 minutes prior to and during the meeting.

*      *      *

There are 20 Resolutions that require shareholder approval at the annual meeting this year. The directors unanimously recommend that you vote in favor of Resolutions 1-20 (inclusive), and encourage you to submit your vote using one of the voting methods described herein. Submitting your voting instructions by any of these methods will not affect your right to attend the meeting in person should you so choose.

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETINGS

Q:	Why am I receiving these materials?

A:	The board of directors of each of Carnival Corporation and Carnival plc (together, "Carnival Corporation & plc," "we" or "us") is providing these proxy materials to you in connection with our joint annual meetings of shareholders on Tuesday, April 22, 2008. The annual meetings will be held at The Biltmore Hotel, 1200 Anastasia Avenue, Coral Gables, Florida 33134, United States of America. The meetings will commence at 10:00 a.m. (EDT), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa. For our UK shareholders, we will be hosting a live audio broadcast of the annual meeting at our P&O Cruises’ headquarters located at Richmond House, Terminus Terrace, Southampton, Hampshire, United Kingdom. Shareholders in Southampton will be able to submit questions to the directors in Florida, but will not be able to vote at that meeting.

Q:	What information is contained in these materials?

A:	The information included in this proxy statement relates to the proposals to be voted on at the meetings, the voting process, the compensation of directors and certain executive officers and certain other information required by U.S. Securities and Exchange Commission rules applicable to both companies. We have attached as Annexes A, B and C to this proxy statement information that Carnival plc is required to provide to its shareholders under applicable UK rules.

Q:	What proposals will be voted on at each of the meetings?

A:	The proposals to be voted on at each of the meetings are set out in the notices of meetings starting on pages 1 and 3 of this proxy statement.

Q:	What is the voting recommendation of the boards of directors?

A:	Your boards of directors recommend that you vote "FOR" all of the proposals described in this proxy statement.

Q:	How does the DLC structure affect my voting rights?

A:	On most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. These matters are called "joint electorate actions." Combined voting is accomplished through the special voting shares that have been issued by each company. Certain matters specified in the organizational documents of Carnival Corporation and Carnival plc where the interests of the two shareholder bodies may diverge are called "class rights actions." These class rights actions are voted on separately by the shareholders of each company. If either group of shareholders does not approve a class rights action, that action generally cannot be taken by either company. All of the proposals to be voted on at these annual meetings are joint electorate actions, and there are no class rights actions.

Q:	Generally, what actions are joint electorate actions?

A:	Any resolution to approve an action other than a class rights action or a procedural resolution (described below) is designated as a joint electorate action. The actions designated as joint electorate actions include:

  the appointment, removal, election or re-election of any director of either or both companies;

  if required by law, the receipt or adoption of the annual accounts of both companies;

  the appointment or removal of the independent auditors of either company;

  a change of name by either or both companies; or

  the implementation of a mandatory exchange of Carnival plc shares for Carnival Corporation shares based on a change in tax laws, rules or regulations.

The relative voting rights of Carnival plc shares and Carnival Corporation shares are equalized based on a ratio which we refer to as the "equalization ratio." Based on the current equalization ratio of 1:1, each Carnival Corporation share has the same voting rights as one Carnival plc share on joint electorate actions.

Q:	How are joint electorate actions voted on?

A:	Joint electorate actions are voted on as follows:

  Carnival plc shareholders vote at the annual general meeting of Carnival plc (whether in person or by proxy). Voting is on a poll (or ballot) which remains open for sufficient time to allow the vote at the Carnival Corporation meeting to be held and reflected in the Carnival plc meeting through the mechanism of the special voting share. An equivalent vote is cast at the subsequent Carnival Corporation meeting on each of the corresponding resolutions through a special voting share issued by Carnival Corporation; and

  Carnival Corporation shareholders vote at the Carnival Corporation annual meeting (whether in person or by proxy). Voting is by ballot (or on a poll) which remains open for sufficient time to allow the vote at the Carnival plc meeting to be held and reflected in the Carnival Corporation meeting through the mechanism of the special voting share. An equivalent vote is cast on the corresponding resolutions at the Carnival plc meeting through a special voting share issued by Carnival plc.

A joint electorate action is approved if it is approved by:

  a simple majority of the votes cast in the case of an ordinary resolution (or not less than 75% of the votes cast in the case of a special resolution if required by applicable law and regulations or Carnival plc's articles) by the holders of Carnival plc's shares and the holder of the Carnival plc special voting share as a single class at a meeting at which a quorum was present and acting;

  a simple majority of the votes cast (or other majority if required by applicable law and regulations or the Carnival Corporation articles and by-laws) by the holders of Carnival Corporation shares and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting which a quorum was present and acting; and

  a minimum of one-third of the total votes available to be voted by the combined shareholders must be cast on each resolution for it to be effective. Formal abstentions (or votes withheld) by a shareholder on a resolution will be counted as having been "cast" for this purpose.

Q:	How are the directors of each company elected or re-elected?

A:	Resolutions relating to the election or re-election of directors are considered as joint electorate actions. No person may be a member of the board of directors of Carnival Corporation or Carnival plc without also being a member of the board of directors of the other company. There are 13 nominees for re-election to the board of directors of each company this year. Each nominee currently serves as a director of Carnival Corporation and Carnival plc. All directors are to be re-elected to serve until the next annual meetings and until their successors are elected.

Q:	What votes are required to elect directors or approve the other proposals?

A:	Carnival Corporation Proposals 7 and 8 (being Carnival plc Resolutions 19 and 20) are required to be approved by 75% of the combined votes cast at both meetings.

Each of the other proposals, including the re-election of directors, requires the approval of a majority of the combined votes cast at both meetings. Abstentions (including votes withheld, except in the case of the re-election of directors by Carnival Corporation shareholders as discussed below) and broker non-votes are not deemed votes cast for purposes of calculating the vote, but do count for the purpose of determining whether a quorum is present. In the election of directors by Carnival Corporation shareholders, votes withheld in respect of one or more nominees count for the purpose of determining whether a quorum is present and are deemed votes cast against such nominee or nominees.

If you are a beneficial owner of Carnival Corporation shares and do not provide the shareholder of record with a signed voting instruction card, your shares may constitute broker non-votes, as described in "How is the quorum determined?" In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not deemed cast for purposes of calculating the vote.

Q:	Generally, what are procedural resolutions?

A:	Procedural resolutions are resolutions of a procedural or technical nature that do not adversely affect the shareholders of the other company in any material respect and are put to the shareholders at a meeting. The special voting shares do not represent any votes on "procedural resolutions." The chairman of each of the meetings will determine whether a resolution is a procedural resolution.

To the extent that such matters require the approval of the shareholders of either company, any of the following will be procedural resolutions:

  that certain people be allowed to attend or be excluded from attending the meeting;

  that discussion be closed and the question put to the vote (provided no amendments have been raised);

  that the question under discussion not be put to the vote (where a shareholder feels the original motion should not be put to the meeting at all, if such original motion was brought during the course of that meeting);

  to proceed with matters in an order other than that set out in the notice of the meeting;

  to adjourn the debate (for example, to a subsequent meeting); and

  to adjourn the meeting.

Q:	Where can I find the voting results of the meeting?

A:	The voting results will be announced to the media and the relevant stock exchanges and posted on our website at www.carnivalcorp.com and www.carnivalplc.com, after both shareholder meetings have closed. The results will also be published in our joint quarterly report on Form 10-Q for the second quarter of fiscal 2008 ending May 31, 2008.

Q:	What is the quorum requirement for the meetings?

A:	The quorum requirement for holding the meetings and transacting business at the meetings is one-third of the total votes of all shareholders of both companies entitled to be voted. Shareholders may be present in person (or by attorney) or represented by proxy at the meetings.

Q:	How is the quorum determined?

A:	For purposes of determining a quorum with respect to joint electorate actions, the special voting shares have the maximum number of votes attached to them as were cast on such joint electorate actions, either for, against or abstained, at the parallel shareholder meeting of the other company, and such maximum number of votes (including abstentions) constitutes shares entitled to vote and present for purposes of determining whether a quorum exists at such meeting.

In order for a quorum to be validly constituted with respect to meetings of shareholders convened to consider a joint electorate action or class rights action, the special voting entities must be present.

Abstentions (including votes withheld) and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote or (3) to facilitate a successful proxy solicitation by our boards of directors. Occasionally, shareholders provide written comments on their proxy card which are then forwarded to management.

Q:	Who will bear the cost of soliciting votes for the meetings?

A:	We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes for the meetings. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders.

Q:	Can I view the proxy materials electronically?

A:	Yes. This proxy statement and any other proxy materials will be posted on our website at www.carnivalcorp.com and www.carnivalplc.com.

Q:	What reports are filed by Carnival Corporation and Carnival plc with the U.S. Securities and Exchange Commission and how can I obtain copies?

A:	We file this proxy statement, joint annual reports on Form 10-K, joint quarterly reports on Form 10-Q and joint current reports on Form 8-K with the U.S. Securities and Exchange Commission. Copies of this proxy statement, the Carnival Corporation & plc joint annual report on Form 10-K for the year ended November 30, 2007, as well as any joint quarterly reports on Form 10-Q or joint current reports on Form 8-K, as filed with the U.S. Securities and Exchange Commission can be viewed or obtained without charge through the U.S. Securities and Exchange Commission's website at www.sec.gov (under Carnival Corporation or Carnival plc) or at www.carnivalcorp.com or www.carnivalplc.com. Copies will also be provided to shareholders without charge upon written request to Investor Relations, Carnival Corporation, 3655 N.W. 87th Avenue, Miami, Florida 33178 or Carnival plc, Carnival House, 5 Gainsford Street, London SE1 2NE, United Kingdom. We encourage you to take advantage of the convenience of accessing these materials through the internet as it is simple and fast to use, saves time and money, and is environmentally friendly.

Q:	May I propose actions for consideration at next year's annual meetings?

A:	Carnival Corporation shareholders and Carnival plc shareholders (to the extent permitted under Carnival plc's governing documents and UK law) may submit proposals for consideration at future shareholder meetings, including director nominations. In order for shareholder proposals to be considered for inclusion in our proxy statement for next year's annual meetings, the written proposals must be received by our Secretary no later than November 10, 2008. Such proposals also will need to comply with U.S. Securities and Exchange Commission regulations and UK corporate law requirements regarding the inclusion of shareholder proposals in company sponsored proxy materials. Any proposal of shareholders to be considered at next year's meetings, but not included in our proxy statement, must be submitted in writing by January 24, 2009.

Q:	May I nominate individuals to serve as directors?

A:	You may propose director candidates for consideration by our board's Nominating & Governance Committees. In order to have a nominee considered by the Nominating & Governance Committees for election at the 2008 annual meetings you must submit your recommendation in writing to the attention of our Secretary at our headquarters not later than November 10, 2008. Any such recommendation must include:

  the name and address of the candidate;

  a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the factors referred to below in "Board Structure and Committee Meetings — Nominations of Directors"; and

  the candidate's signed consent to serve as a director if elected and to be named in the proxy statement.

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL CORPORATION

Carnival plc shareholders should refer to the "Questions Specific to Shareholders of Carnival plc" beginning on page 15.

Q:	What Carnival Corporation shares owned by me can be voted?

A:	All Carnival Corporation shares owned by you as of February 22, 2008, the record date, may be voted by you. These shares include those (1) held directly in your name as the shareholder of record, including shares purchased through Carnival Corporation's Dividend Reinvestment Plan and its Employee Stock Purchase Plan and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	Will I be asked to vote at the Carnival plc annual meeting?

A:	No. Your vote at the Carnival Corporation annual meeting, for purposes of determining the outcome of combined voting, is automatically reflected as appropriate at the parallel annual meeting of Carnival plc through the mechanism of the special voting share issued by Carnival plc.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most of the shareholders of Carnival Corporation hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Carnival Corporation's transfer agent, Computershare Investor Services LLC, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to the persons named in the proxy or to vote in person at the meeting. Carnival Corporation has enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:	How can I vote my Carnival Corporation shares in person at the meeting?

A:	Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting in Florida. If you choose to do so, please bring the enclosed proxy card and proof of identification.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. Please refer to the voting instructions provided by your broker or nominee.

Q:	How can I vote my Carnival Corporation shares without attending the meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. For shareholders of record, you may do this by signing your proxy card and mailing it in the enclosed envelope. If you provided specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "How are votes counted?" Where your shares are held in street name, in most instances you will be able to do this over the internet at www.proxyvote.com, by telephone or by mail. Please refer to the voting instruction card included by your broker or nominee.

Q:	Can I change my vote?

A:	You may change your proxy instruction at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares owned beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions on each proxy or voting card you receive and mail each, as directed.

Q:	Only one set of proxy materials was delivered to my address, but there are two or more shareholders at this address. How do I request additional copies of the proxy materials?

A.	Broadridge Financial Solutions, Inc., the entity we have retained to mail the proxy materials to Carnival Corporation’s registered owners and the entity retained by the brokerage community to mail the proxy materials to Carnival Corporation’s beneficial owners, has been instructed to deliver only one set of the proxy materials to multiple security holders sharing an address unless we have received contrary instructions from you or one of the other shareholders. We will promptly deliver a separate copy of the proxy materials to any shareholder upon written or oral request.

Q:	Who can attend the Carnival Corporation meeting?

A:	All Carnival Corporation shareholders of record as of February 22, 2008, or their duly appointed proxies, may attend and vote at the meeting. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport.

If you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of February 22, 2008 together with proof of identification. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:	What class of shares are entitled to be voted at the Carnival Corporation meeting?

A:	Carnival Corporation has only one class of common stock outstanding. Each share of Carnival Corporation common stock outstanding as of the close of business on February 22, 2008, the record date, is entitled to one vote at the annual meeting. As of January 22, 2008, Carnival Corporation had 623,620,686 shares of common stock issued and outstanding. The trust shares of beneficial interest in the P&O Princess Special Voting Trust that are paired with your shares of common stock do not give you separate voting rights.

Q:	How are votes counted?

A:	In the election of directors, you may vote "FOR" all of the nominees or you may "WITHHOLD" your vote with respect to one or more of the nominees. In the election of directors, a vote "withheld" on the Carnival Corporation proxy card has the same effect as a vote against the indicated nominee or nominees. You may vote "FOR," "AGAINST" or "ABSTAIN" for each of the other proposals. If you "ABSTAIN," it has no effect on the outcome of the votes, although abstentions will be counted for purposes of determining if a quorum is present for joint electorate actions. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the boards of directors.

Q:	What happens if additional proposals are presented at the meeting?

A:	Other than the proposals described in this proxy statement, Carnival Corporation does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Micky Arison, Carnival Corporation's Chairman of the Board and Chief Executive Officer, and Arnaldo Perez, Carnival Corporation's Senior Vice President, General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is unable to accept nomination or election (which is not anticipated), the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the boards of directors.

Q:	Who will count the vote?

A:	A representative of Computershare Investor Services LLC, our transfer agent, will tabulate the votes and act as the inspector of elections.

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL PLC

Carnival Corporation shareholders should refer to "Questions Specific to Shareholders of Carnival Corporation" beginning on page 12.

Q:	Who is entitled to attend and vote at the annual general meeting of Carnival plc?

A:	If you are a Carnival plc shareholder registered in the register of members of Carnival plc at 11:00 p.m. (BST) on April 20, 2008, you will be entitled to attend in person and vote at the annual general meeting to be held in Coral Gables, Florida in respect of the number of Carnival plc shares registered in your name at that time. You may also appoint one or more proxies to attend, speak and vote instead of you. If you are a corporation you may appoint one or more corporate representatives to represent you and vote your shareholding in Carnival plc at the annual general meeting to be held in Coral Gables, Florida. For further details regarding appointing a proxy or corporate representative please see below.

We are also offering an audio web cast of the annual meetings. If you choose to listen to the web cast, go to our website at www.carnivalcorp.com or www.carnivalplc.com shortly before the start of the meetings and follow the instructions provided. For your convenience, we will also be hosting a live audio broadcast of the Carnival plc annual general meeting and the Carnival Corporation annual meeting, at our P&O Cruises’ headquarters located at Richmond House, Terminus Terrace, Southampton, Hampshire, United Kingdom, from 3:00 p.m. (BST). All Carnival plc and Carnival Corporation shareholders and their guests are welcome to attend the live audio broadcast, although only Carnival plc and Carnival Corporation shareholders will be able to submit questions to the directors from Southampton. Please note further that only shareholders attending the meetings to be held in Florida will be able to vote in person. Accordingly, Carnival plc shareholders attending the audio broadcast of the meetings in Southampton will need to submit a proxy to make their vote count.

Q:	Will I be asked to vote at the Carnival Corporation annual meeting?

A:	No. Your vote at the Carnival plc annual general meeting, for purposes of determining the outcome of combined voting, will automatically be reflected as appropriate at the parallel annual meeting of Carnival Corporation through the mechanism of a special voting share issued by Carnival Corporation.

Q:	How do I vote my Carnival plc shares without attending the annual general meeting?

A:	You may vote your Carnival plc shares at the annual general meeting by completing and signing the enclosed form of proxy in accordance with the instructions set out on the form and returning it as soon as possible, but in any event so as to be received by Carnival plc's registrars, Equiniti, Aspect House, Spencer Road, Lancing, West Sussex BN99 6BE, by not later than 3:00 p.m. (BST) on April 20, 2008. Alternatively, a proxy vote may be submitted via the internet in accordance with the instructions set out in the proxy form. It is also possible to appoint a proxy via the CREST system, please see the Carnival plc Notice of Annual General Meeting for further details. Voting by proxy does not preclude you from attending the annual general meeting and voting in person should you wish to do so.

If you are a corporation you can vote your Carnival plc shares at the annual general meeting by appointing one or more corporate representatives. You are strongly encouraged to pre-register your corporate representative to make registration on the day of the annual meeting more efficient. In order to pre-register you would need to fax your Letter of Representation to Carnival plc's registrars, Equiniti, on 01903 833168 from within the United Kingdom or +44 1903 833168 from elsewhere.

Corporate representatives themselves are urged to arrive at least two hours before commencement of the annual general meeting to assist Carnival plc's registrars with the appropriate registration formalities. Whether or not you intend to appoint a corporate representative, you are strongly encouraged to return the enclosed form of proxy to Carnival plc's registrars.

Q:	Can I change my vote given by proxy or by my corporate representative?

A:	Yes, in certain circumstances. You may change your proxy vote by either completing, signing and dating a new form of proxy in accordance with its instructions and returning it to Carnival plc's registrars by no later than 3:00 p.m. (BST) on April 20, 2008, or by attending and voting in person at the annual general meeting.

If you do not attend and vote in person at the annual general meeting and wish to revoke the appointment of your proxy or corporate representative you must do so by delivering a notice of such revocation to Carnival plc's registrars at least three hours before the start of the annual general meeting.

Q:	What class of shares are entitled to be voted at the Carnival plc meeting?

A:	Carnival plc has only one class of ordinary shares in issue. Each Carnival plc ordinary share in issue as of the close of business on April 20, 2008, is entitled to one vote at the annual general meeting. As of January 22, 2008, Carnival plc had 213,185,759 ordinary shares issued and outstanding. However, the 50,930,744 Carnival plc ordinary shares indirectly held by Carnival Corporation have no voting rights (in accordance with Carnival plc’s articles of association).

Q:	How are votes counted?

A:	You may vote "FOR," "AGAINST" or "WITHHOLD" your vote for each of the resolutions. If you "WITHHOLD," it has no effect on the outcome of the votes, although withheld votes will be counted for purposes of determining if a quorum is present for joint electorate actions.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below is information concerning the share ownership of (1) all persons known by us to be the beneficial owners of 5% or more of the 623,620,686 shares of Carnival Corporation common stock and trust shares of beneficial interest in the P&O Princess Special Voting Trust outstanding as of January 22, 2008, (2) all persons known by us to be the beneficial owners of 5% or more of the 213,185,759 ordinary shares of Carnival plc outstanding as of January 22, 2008, 50,930,744 of which are indirectly owned by Carnival Corporation and have no voting rights, (3) each of our executive officers named in the “Summary Compensation Table for Fiscal Year 2007” which appears elsewhere in this proxy statement, (4) each of our directors and (5) all directors and executive officers as a group.

Micky Arison, Chairman of the board and Chief Executive Officer of each of Carnival Corporation and Carnival plc, certain other members of the Arison family and trusts for their benefit (collectively, the "Principal Shareholders"), beneficially own shares representing approximately 36% of the voting power of Carnival Corporation and approximately 29% of the combined voting power of Carnival Corporation & plc and have informed us that they intend to cause all such shares to be voted in favor of the 13 nominees to the boards of directors named in this proxy statement and in favor of Proposals 2 through 8 listed in the accompanying Carnival Corporation Notice of Meeting. The table begins with ownership of the Principal Shareholders.

The number of shares beneficially owned by each entity, person, director, nominee or executive officer is determined under rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shares voting power or investment power and also any shares which the individual would have the right to acquire as of March 22, 2008 (being 60 days after January 22, 2008) through the exercise of any stock option ("Vested Options"), the vesting of restricted share units (“RSUs”) and restricted shares, which had no voting rights prior to vesting.

Beneficial Ownership Table

				Amount and
				Nature of
				Beneficial
	Amount and Nature		Percent of	Ownership of	Percent of	Percent of
	of Beneficial Ownership		Carnival	Carnival plc	Carnival plc	Combined
	of Carnival Corporation		Corporation	Ordinary	Ordinary	Voting
Name and Address of Beneficial Owners or Identity of Group(1)	Shares and Trust Shares*		Common Stock	Shares	Shares	Power**
Micky Arison	187,701,833	(2)(3)(4)	30.1%	0	***	23.9%
MA 1994 B Shares, L.P.	106,114,284	(2)(5)	17.0%	0	***	13.5%
MA 1994 B Shares, Inc.	106,114,284	(2)(5)	17.0%	0	***	13.4%
Nickel 2003 Revocable Trust	1,236,581	(2)(6)	***	0	***	***
Artsfare 2005 Trust No. 2	32,301,364	(2)(7)(12)	5.2%	0	***	4.1%
c/o SunTrust Delaware Trust Company
1011 Centre Road, Suite 108
Wilmington, DE 19805
Artsfare 2006 Trust No. 1	1,805,943	(2)(7)(12)	***	0	***	***
c/o SunTrust Delaware Trust Company
1011 Centre Road, Suite 108
Wilmington, DE 19805
Artsfare 2006 Trust No. 2	6,473,623	(2)(7)(12)	1.0%	0	***	***
c/o SunTrust Delaware Trust Company
1011 Centre Road, Suite 108
Wilmington, DE 19805
J.P. Morgan Trust Company of Delaware	3,759,010	(2)(8)	***	0	***	***
JMD-LMA Protector, Inc.	40,580,930	(2)(7)	6.5%	0	***	5.2%
Nickel 2003 GRAT	1,856,505	(2)	***	0	***	***
Nickel Continued Irrevocable Trust	2,124,560	(2)	***	0	***	***
Eternity Two Trust	3,759,010	(2)(8)(13)	***	0	***	***
Jafasa Continued Irrevocable Trust	1,000,000	(2)	***	0	***	***

				Amount and
				Nature of
				Beneficial
	Amount and Nature		Percent of	Ownership of		Percent of	Percent of
	of Beneficial Ownership		Carnival	Carnival plc		Carnival plc	Combined
	of Carnival Corporation		Corporation	Ordinary		Ordinary	Voting
Name and Address of Beneficial Owners or Identity of Group(1)	Shares and Trust Shares*		Common Stock	Shares		Shares	Power**
MBA I, L.P.	1,432,439	(2)(3)(9)	***	0		***	***
Artsfare 2003 Trust	1,432,439	(2)(3)(9)	***	0		***	***
TAMMS Management Corporation	32,439	(2)(3)	***	0		***	***
James M. Dubin	115,822,861	(2)(3)(10)	18.6%	0		***	14.7%
c/o Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
John J. O'Neil	65,546,535	(2)(11)(13)	10.5%	0		***	8.3%
c/o Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
SunTrust Delaware Trust Company	40,580,930	(2)(12)	6.5%	0		***	5.2%
1011 Centre Road
Suite 108
Wilmington, DE 19805
JMD Delaware, Inc.	8,261,957	(2)(5)(6)	1.3%	0		***	1.1%
Knight Protector, Inc.	65,546,535	(2)(13)	10.5%	0		***	8.3%
Citigroup Inc	63,700,037	(14)	10.2%	0		***	8.1%
399 Park Avenue
New York, NY 10043
Citigroup Institutional Trust Company	61,787,525	(14)	9.9%	0		***	7.9%
824 Market Street
Wilmington, DE 19801
David Bernstein	36,800	(15)	***			***	***
Gerald R. Cahill	188,000	(16)	***			***	***
Robert H. Dickinson	560,122	(17)	***	0		***	***
Howard S. Frank	650,369	(18)	***	0		***	***
Peter G. Ratcliffe	80,000	(19)	***	0	(20)	***	***
c/o Princess Cruise Lines
24305 Town Center Drive
Santa Clarita, CA 91355
Ambassador Richard G. Capen, Jr.	54,602	(21)	***	0		***	***
1384 W. Muirlands Drive
La Jolla, CA 92037
Arnold W. Donald	33,306	(22)	***	0		***	***
Juvenile Diabetes Research Foundation International
1 North Brentwood Blvd.
Suite 510
Clayton, MO 63105
Pier Luigi Foschi	0		***	333,064	(23)	***	***
c/o Costa Crociere S.p.A.
Via XII Ottobre, 2
16121 Genoa
Italy
Richard J. Glasier	17,000	(24)	***	0		***	***
122 Crystal Canyon Drive
Carbondale, CO 81623
Baroness Hogg	7,500		***	1,874		***	***
c/o 3i Group plc
91 Waterloo Road
London SE1 8XP
United Kingdom

				Amount and
				Nature of
				Beneficial
	Amount and Nature		Percent of	Ownership of		Percent of	Percent of
	of Beneficial Ownership		Carnival	Carnival plc		Carnival plc	Combined
	of Carnival Corporation		Corporation	Ordinary		Ordinary	Voting
Name and Address of Beneficial Owners or Identity of Group(1)	Shares and Trust Shares*		Common Stock	Shares		Shares	Power**
Modesto A. Maidique	53,800	(25)	***	0		***	***
c/o Florida International University
Office of the President
University Park Campus
107th Avenue and S.W. 8th Street
Miami, FL 33199
Sir John Parker	7,500		***	10,004	(26)	***	***
c/o National Grid plc
1-3 Strand
London WC2N 5EH
United Kingdom
Stuart Subotnick	13,900	(27)	***	0		***	***
c/o Metromedia Company
810 7th Avenue, 29th Floor
New York, NY 10019
Laura Weil	2,500		***	0		***	***
220 East 73rd Street
New York, NY 10021
Uzi Zucker	86,500	(28)	***	0		***	***
870 5th Avenue
New York, NY 10021
Capital Research and Management Company	103,840,900	(29)	16.7%	0		***	13.2%
333 South Hope Street
Los Angeles, CA 90071
The Growth Fund of America, Inc.	36,100,000	(29)	5.8%	0		***	4.6%
333 South Hope Street
Los Angeles, CA 90071
Baillie Gifford & Co.	0		***	13,561,141	(30)	8.4%	1.7%
Calton Square
1 Greenside Row
Edinburgh EH1 3AN
Scotland
The Capital Group Companies, Inc. and their affiliates	0		***	16,984,669	(30)	10.5%	2.2%
333 South Hope Street
Los Angeles, CA 90071
Legal & General Group plc and/or its subsidiaries	0		***	11,350,409	(30)	7%	1.4%
Temple Court
11 Queen Victoria Street
London EC4N 4SB
United Kingdom
All directors and executive officers as a group (21 persons)	189,914,893	(31)	30.3%	385,043	(32)	***	24.1%

*	As part of the establishment of the DLC structure, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the "Trust"), a trust established under the laws of the Cayman Islands. Trust shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of Carnival Corporation common stock. Under a pairing agreement, the trust shares of beneficial interest in the Trust are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC structure, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock and the trust shares (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the New York Stock Exchange under the ticker symbol "CCL." Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.

**	As a result of the DLC structure, on most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. Combined voting is accomplished through the special voting shares that have been issued by each company.
***	Less than one percent.
(1)	The address of each natural person named, unless otherwise noted, is 3655 N.W. 87 Avenue, Miami, Florida 33178. The address of all entities, unless otherwise noted, is 1201 North Market Street, Wilmington, Delaware 19899.
(2)	The Principal Shareholders and others have filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons.
(3)	TAMMS Management Corporation holds 32,439 shares of common stock ("TAMMS Corp."). TAMMS Corp. is wholly-owned by MBA I, L.P. ("MBA I").
(4)	Includes (i) 960,000 Vested Options, (ii) 2,530,892 shares of common stock held by the Nickel 2006 GRAT, (iii) 1,856,505 shares of common stock held by the Nickel 2003 GRAT, (iv) 750,000 shares of common stock held by the Nickel 2007 GRAT, (v) 1,236,581 shares held by the Nickel 2003 Revocable Trust, (vi) 106,114,284 shares of common stock held by MA 1994 B Shares, L.P., (vii) 72,821,132 shares of common stock held by the Artsfare 2006 Trust No. 1, Artsfare 2006 Trust No. 2, Artsfare 2005 Trust No. 2, Eternity Four Trust and the Nickel 97-06 Irrevocable Trust by virtue of the authority granted to Mr. Arison under the last will of Ted Arison and (viii) 1,432,439 shares of common stock held by the Artsfare 2003 Trust by virtue of authority granted under the trust instrument all of which may be deemed to be beneficially owned by Mr. Arison.
(5)	MA 1994 B Shares, L.P. ("MA 1994, L.P.") owns 106,114,284 shares of common stock. The general partner of MA 1994, L.P. is MA 1994 B Shares, Inc. ("MA 1994, Inc."), which is wholly-owned by the Nickel 1994 "B" Trust, a trust established for the benefit of Mr. Arison and his heirs (the "B Trust"). The sole limited partner of MA 1994, L.P. is the B Trust. Under the terms of the instrument governing the B Trust, Mr. Arison has the sole right to vote and direct the sale of the common stock indirectly held by the B Trust. By virtue of the limited partnership agreement of MA 1994, L.P., MA 1994, Inc. may be deemed to beneficially own all such 106,114,284 shares of common stock. By virtue of Mr. Arison's interest in the B Trust and the B Trust's interest in MA 1994, L.P., Mr. Arison may be deemed to beneficially own all such 106,114,284 shares of common stock. The trustee of the B Trust is JMD Delaware, Inc., a corporation wholly-owned by James M. Dubin.
(6)	Nickel 2003 Revocable Trust, a trust established for the benefit of Mr. Arison and his heirs (the "Nickel 2003 Trust") owns 1,236,581 shares of common stock. Under the terms of the instrument governing the Nickel 2003 Trust, Mr. Arison has the sole right to vote and direct the sale of the common stock held by the Nickel 2003 Trust. The trustee of the Nickel 2003 Trust is JMD Delaware, Inc., a corporation wholly-owned by James M. Dubin.
(7)	JMD-LMA Protector, Inc., a Delaware corporation, is the protector of the Artsfare 2006 Trust No. 1, the Artsfare 2006 Trust No. 2 and Artsfare 2005 Trust No. 2. JMD-LMA Protector, Inc. has shared voting and dispositive power with respect to the shares of common stock held by Artsfare 2005 Trust No. 2, Artsfare 2006 Trust No. 1 and Artsfare 2006 Trust No. 2.
(8)	J.P. Morgan Trust Company of Delaware acts as trustee of Eternity Two Trust. As trustee of Eternity Two Trust, J.P. Morgan Trust Company of Delaware has shared voting and dispositive power with respect to 3,759,010 shares of common stock held by Eternity Two Trust. J.P. Morgan Trust Company of Delaware disclaims beneficial ownership of the common stock held by Eternity Two Trust.
(9)	MBA I owns 1,400,000 shares of common stock and is the sole shareholder of TAMMS Corp. (See Note 3 above). MBA I may be deemed to own 32,439 shares of common stock held by TAMMS Corp. The Artsfare 2003 Trust owns a controlling interest in MBA I; therefore, the Artsfare 2003 Trust is deemed to beneficially own all such 1,432,439 shares of common stock.
(10)	By virtue of being the sole shareholder of JMD Delaware, Inc. and JMD-LMA Protector, Inc., a 50% shareholder of Knight Protector, Inc., and the sole trustee of the Artsfare 2003 Trust, Mr. Dubin may be deemed to own the aggregate of 115,822,861 shares of common stock beneficially owned by such entities, as to which he disclaims beneficial ownership. Mr. Dubin beneficially owns 1,000 shares of common stock held directly.
(11)	By virtue of being a 50% shareholder of Knight Protector, Inc., Mr. O'Neil may be deemed to own the aggregate of 65,546,535 shares of common stock beneficially owned by such entity, as to which he disclaims beneficial ownership.
(12)	SunTrust Delaware Trust Company acts as trustee for the Artsfare 2005 Trust No. 2, the Artsfare 2006 Trust No. 1 and the Artsfare 2006 Trust No. 2.
(13)	Knight Protector, Inc. acts as protector of the Eternity Four Trust, and has shared dispositive power with respect to all 61,787,525 shares of common stock held by Eternity Four Trust, shared voting power with respect to 31,701,809 shares of common stock held by Eternity Four Trust and sole voting power with respect to 30,085,716 shares of common stock held by Eternity Four Trust. Knight Protector, Inc. acts as protector of the Eternity Two Trust, and has shared voting and dispositive power with respect to 3,759,010 shares of common stock held by Eternity Two Trust.
(14)	Citigroup Institutional Trust Company acts as trustee for the Eternity Four Trust. According to Amendment No. 3 to Schedule 13G filed on February 8, 2007 by Citigroup Inc. and Citigroup Institutional Trust Company (formerly known as Smith Barney Corporate Trust Company), as of December 31, 2006 Citigroup Institutional Trust Company (of which Citigroup Inc. is the sole member) has shared dispositive power over 61,787,525 shares of common stock (all of which are shares held by the Eternity Four Trust), and Citigroup Inc. has shared voting power and shared dispositive power over 63,700,037 shares of common stock (61,787,525 shares of which are shares held by the Eternity Four Trust).
(15)	Includes 36,800 Vested Options.
(16)	Includes 152,000 Vested Options.
(17)	Includes (i) 304,000 Vested Options and (ii) 256,122 shares of common stock owned by Dickinson Enterprises Limited Partnership (the "Dickinson Partnership"). The general partner of the Dickinson Partnership is Dickinson Enterprises, Inc., which is wholly owned by a revocable trust established for the benefit of Mr. Dickinson and his heirs (the "Dickinson Trust"). Under the terms of the instrument governing the Dickinson Trust, Mr. Dickinson has the sole right to vote and direct the sale of the common stock indirectly held by the Dickinson Trust.
(18)	Includes (i) 360,000 Vested Options and (ii) 4,000 shares of common stock owned by the Jackson S. Woolworth Irrevocable Trust and the Cassidy B. Woolworth Trust (Mr. Frank is trustee), as to which Mr. Frank disclaims beneficial ownership.
(19)	Includes 80,000 Vested Options. Does not include Mr. Ratcliffe's conditional right to receive 20,000 RSUs and 10,000 shares of common stock pursuant to the Carnival Corporation 2002 Stock Plan after a five-year retention period, during which Mr. Ratcliffe does not have the right to vote or direct the sale of those shares.

(20)	Does not include Mr. Ratcliffe's conditional right to receive 49,810 share awards under the Carnival plc Deferred Bonus and Co-Investment Matching Plan after a three-year retention period, during which Mr. Ratcliffe does not have the right to vote or direct the sale of those shares.
(21)	Includes (i) 48,800 Vested Options, (ii) 2,000 shares owned by the Capen Trust, of which Mr. Capen is co-trustee, and (iii) 802 shares of common stock owned by Mr. Capen's wife as to which he disclaims beneficial ownership.
(22)	Includes (i) 31,800 Vested Options and (ii) 1,250 shares indirectly held by The Arnold and Hazel Donald Charitable Trust.
(23)	Includes 333,064 Vested Options.
(24)	Includes 12,000 Vested Options.
(25)	Includes 48,800 Vested Options.
(26)	Includes 7,000 shares held by Whitefoord Limited on behalf of GHM Trustees Limited, the trustee for Sir John Parker's Fixed Unapproved Restricted Retirement Scheme.
(27)	Includes 4,400 Vested Options.
(28)	Includes 24,000 Vested Options.
(29)	As reflected in Amendment No. 8 to Schedule 13G, filed on February 12, 2007 with the U.S. Securities and Exchange Commission. Capital Research and Management Company reported sole voting power over 65,181,800 shares of common stock and sole dispositive power over 103,840,900 shares of common stock as a result of acting as an investment advisor to various investment companies. Capital Research and Management Company disclaims beneficial ownership of such shares. The Growth Fund of America, Inc. reported sole voting power over 36,100,000 shares of common stock.
(30)	Based on notifications to Carnival plc of interests of 3% or more in the share capital of Carnival plc as required by the Disclosure and Transparency Rules of the UK Listing Authority.
(31)	Includes 2,440,659 Vested Options.
(32)	Includes 362,367 Vested Options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of Forms 3 and 4 and amendments thereto furnished to Carnival Corporation and Carnival plc during and with respect to their most recent fiscal year and upon written representations from persons known to Carnival to be subject to Section 16 of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "reporting person") that no Form 5 is required to be filed for such reporting person, all reporting persons filed on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended November 30, 2007.

PROPOSAL 1 (Resolutions 1-13)
RE-ELECTION OF DIRECTORS

The DLC structure requires the boards of Carnival plc and Carnival Corporation to be identical. Shareholders are required to approve the re-election of directors to each board. There are 13 nominees for re-election to each board of directors. Each nominee currently serves as a director of both companies. All directors are to be re-elected to serve until the next annual meeting and until their successors are elected.

With respect to each nominee set forth below, the information presented includes such person's age, the month and year in which such person first became a director, any other position held with Carnival Corporation and Carnival plc, such person's principal occupations during at least the past five years and any directorships held by such nominee in public or certain other companies.

The Nominating & Governance Committees conducted performance evaluations on the members of our boards of directors and reported the results to the boards. The boards determined that each director was an effective member of the boards and, therefore, that each director should be proposed for election or re-election. However, Baroness Hogg notified us on February 7, 2008 that she has decided not to seek re-election to the boards in April 2008 due to additional pressures on her schedule following her appointment as Deputy Chairman of the UK Financial Reporting Council.

Accordingly, the boards of directors unanimously recommend a vote FOR the re-election of each of the following nominees:

Micky Arison, age 58, has been Chairman of the board of directors of Carnival Corporation since October 1990 and a director since June 1987. He became a director and Chairman of the board of directors of Carnival plc in April 2003. He has been Chief Executive Officer of Carnival Corporation since 1979 and became Chief Executive Officer of Carnival plc in April 2003.

Ambassador Richard G. Capen, Jr., age 73, has been a director of Carnival Corporation since April 1994 and a director of Carnival plc since April 2003. He is currently a corporate director, author and business consultant. From 1992 to 1993, Ambassador Capen served as United States Ambassador to Spain. From 1989 to 1991, Ambassador Capen served as Vice Chairman of Knight-Ridder, Inc. Ambassador Capen was the Chairman and Publisher of the Miami Herald from 1983 to 1989. Ambassador Capen is a member of the boards of directors of the Fixed Income Funds of The Capital Group, the New Economy Fund and Smallcap World Fund.

Robert H. Dickinson, age 65, has been a director of Carnival Corporation since June 1987 and a director of Carnival plc since April 2003. From May 2003 to July 2007, Mr. Dickinson served as President and Chief Executive Officer of the Carnival Cruise Lines division of Carnival Corporation. He retired from Carnival Cruise Lines on November 30, 2007. From May 1993 through May 2003, Mr. Dickinson was President and Chief Operating Officer of Carnival Cruise Lines.

Arnold W. Donald, age 53, has been a director of Carnival Corporation since January 2001 and a director of Carnival plc since April 2003. Since January 2006, Mr. Donald has served as President and Chief Executive Officer of Juvenile Diabetes Research Foundation International. From March 2000 to November 2005, Mr. Donald was the Chairman of the Board of Merisant Company, a manufacturer and marketer of tabletop sweetener products, including the Equal® and Canderel® brands. From March 2000 to March 2003, he was also the Chief Executive Officer of Merisant Company. From January 1998 to March 2000 he was Senior Vice-President of Monsanto Company, a company which develops agricultural products and consumer goods, and President of its nutrition and consumer sector. Prior to that he was President of Monsanto Company's agricultural sector. He is a member of the boards of directors of Crown Holdings, Inc., The Laclede Group, Inc., Oil-Dri Corporation of America and The Scotts Miracle-Gro Company.

Pier Luigi Foschi, age 61, has been a director of Carnival Corporation and Carnival plc since April 2003. He has been Chief Executive Officer of Costa Crociere S.p.A. ("Costa"), a subsidiary of Carnival plc, and chairman of its board since January 2000.

Howard S. Frank, age 66, has been Vice Chairman of the board of directors of Carnival Corporation since October 1993 and a director since April 1992. He has been a director, Vice Chairman of the board of directors and Chief Operating Officer of Carnival plc since April 2003. He has served as Chief Operating Officer of Carnival Corporation since January 1998. Mr. Frank is a director of The Fairholme Funds, Inc.

Richard J. Glasier, age 62, has been a director of Carnival Corporation and Carnival plc since July 2004. From July 2002 to May 2005, Mr. Glasier was President of Argosy Gaming Company, an owner and operator of casinos, and its Chief Executive Officer from May 2003 until October 2005. From November 1995 to July 2002, Mr. Glasier was Executive Vice President and Chief Financial Officer of Royal Caribbean Cruises Ltd.

Modesto A. Maidique, age 67, has been a director of Carnival Corporation since April 1994 and a director of Carnival plc since April 2003. He has been President of Florida International University ("FIU") since 1986. Prior to assuming the presidency of FIU, Dr. Maidique taught at the Massachusetts Institute of Technology, Harvard University and Stanford University. Dr. Maidique has also served as Vice President and General Manager of the Semiconductor Division of Analog Devices, Inc. which he co-founded in 1969, as President and Chief Executive Officer of Genome Therapeutics Corporation (formerly known as Collaborative Research, Inc.), a genetics engineering firm, and as General Partner of Hambrecht & Quist, a venture capital firm. Dr. Maidique is a director of National Semiconductor, Inc.

Sir John Parker, age 65, has been a director of Carnival Corporation since April 2003 and a director of Carnival plc since October 2000. He was Deputy Chairman of Carnival plc from September 2002 to April 2003. He has been the non-executive Chairman of National Grid plc since October 2002, Vice Chairman of DP World (Dubai) since May 2007 and joint Chairman of Mondi plc since May 2007. He is also Senior Non-Executive Director of the Court of the Bank of England, a member of the Business Council for Britain and Chancellor of the University of Southampton. He was formerly a non-executive director of GKN plc, Brambles Industries plc and BG Group plc, Chairman of Babcock International Group plc, RMC Group plc and P&O Group plc and a President of the Royal Institution of Naval Architects. Sir John Parker has been a member of the General Committee of Lloyds Register of Shipping since 1983 and was Chairman of its Technical Committee from 1993 until 2002.

Peter G. Ratcliffe, age 59, has been a director of Carnival Corporation since April 2003 and a director of Carnival plc since October 2000. He was Carnival plc's Chief Executive Officer until April 2003. From April 2003 to June 2007 he served as Chief Executive Officer of P&O Princess Cruises International comprised of Cunard Line, Ocean Village, P&O Cruises, P&O Cruises (Australia), Princess Cruises and Princess Tours.

Stuart Subotnick, age 66, has been a director of Carnival Corporation since July 1987 and a director of Carnival plc since April 2003. Mr. Subotnick has been a general partner and the Executive Vice President of Metromedia Company, a privately held diversified Delaware general partnership, since July 1986. He is a director of Abovenet Inc.

Laura Weil, age 51, has been a director of Carnival Corporation and Carnival plc since January 2007. Ms. Weil was the Chief Operating Officer and Senior Executive Vice President of AnnTaylor Stores Corporation, a women’s apparel company, from October 2005 to May 2006. From December 1995 to September 2005, she was the Chief Financial Officer and Executive Vice President of American Eagle Outfitters, Inc., a clothing retailer. She is now a retail consultant and director of Ultra Stores Corporation, a privately held jewelry retailer.

Uzi Zucker, age 72, has been a director of Carnival Corporation since July 1987 and a director of Carnival plc since April 2003. Mr. Zucker was a Senior Managing Director of Bear, Stearns & Co. until he retired in December 2002. Mr. Zucker is now a private investor.

PROPOSALS 2 & 3 (Resolutions 14 & 15)
RE-APPOINTMENT AND REMUNERATION OF INDEPENDENT AUDITORS FOR CARNIVAL PLC AND
RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM
FOR CARNIVAL CORPORATION

The Audit Committee of the board of directors of Carnival plc has selected the UK firm of PricewaterhouseCoopers LLP as Carnival plc's independent auditors for the year ending November 30, 2008, subject to approval of our shareholders. The Audit Committee of the board of directors of Carnival Corporation has selected the U.S. firm of PricewaterhouseCoopers LLP as Carnival Corporation's independent registered certified public accounting firm for the year ending November 30, 2008. Representatives of both the U.S. and UK firms of PricewaterhouseCoopers LLP will be present at the annual meetings and will have an opportunity to make a statement if they desire to do so. Representatives of PricewaterhouseCoopers LLP will be available to respond to appropriate questions from shareholders.

This resolution would re-appoint PricewaterhouseCoopers LLP as the independent auditors of Carnival plc until the conclusion of the next general meeting at which accounts are laid. It is a requirement of Section 385(2) of the Companies Act 1985 that Carnival plc appoint its independent auditors at a general meeting at which accounts are laid. You are also being asked to authorize the Audit Committee of Carnival plc to determine the remuneration of PricewaterhouseCoopers LLP as independent auditors of Carnival plc.

Although ratification by our shareholders of the appointment of independent certified public accountants for Carnival Corporation is not legally required, our boards of directors believe that such action is desirable. If our shareholders do not approve Proposal 2, the Audit Committees will consider the selection of another accounting firm for 2008 and future years.

The boards of directors unanimously recommend a vote FOR the re-appointment of the UK firm of PricewaterhouseCoopers LLP as Carnival plc's independent auditors for the 2008 fiscal year, the authorization of the Audit Committee of Carnival plc to agree the remuneration of PricewaterhouseCoopers LLP and the ratification of the selection of the U.S. firm of PricewaterhouseCoopers LLP as Carnival Corporation's independent registered certified public accounting firm for the 2008 fiscal year.

PROPOSAL 4 (Resolution 16)
RECEIPT OF ACCOUNTS AND REPORTS OF CARNIVAL PLC

The directors of Carnival plc are required by the Companies Act 1985 to present the financial statements, the UK statutory Directors' Report and the auditors' report relating to those accounts to the Carnival plc shareholders. Accordingly, the directors of Carnival plc lay before the annual meetings the Carnival plc accounts and the reports of the directors and auditors for the financial year ended November 30, 2007, which have been approved by and signed on behalf of Carnival plc's board of directors and will be delivered to the Registrar of Companies in the UK following the annual meetings. Shareholders are voting to approve receipt of these documents, as UK law does not require shareholder approval of the substance and content of these documents. The UK statutory Directors' Report is attached to this proxy statement as Annex A. The full accounts and reports of Carnival plc will be available for inspection prior to and during the annual meetings.

The boards of directors unanimously recommend a vote FOR the receipt of the accounts and reports of Carnival plc for the financial year ended November 30, 2007.

PROPOSAL 5 (Resolution 17)
APPROVAL OF DIRECTORS' REMUNERATION REPORT

The UK Directors' Remuneration Report Regulations 2002 incorporated into the Companies Act 1985 (the “DRR Regulations”) require companies listed on the Official List of the UK Listing Authority to prepare a directors' remuneration report, which must be put to a shareholder vote. Shareholders are voting to approve adoption of the Carnival plc Directors' Remuneration Report, which is in two parts. Part I also constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the U.S. Securities and Exchange Commission, and includes information that Carnival plc is required to disclose in accordance with the DRR Regulations. Part II of the Carnival plc Directors’ Remuneration Report is set forth as Annex B to this proxy statement and includes the additional information that Carnival plc is required to disclose in accordance with the DRR Regulations, including certain information which has been audited for the purposes of the Carnival plc Annual Report. UK law does not require shareholder approval of the substance and content of the Carnival plc Directors' Remuneration Report. Accordingly, disapproval of the Carnival plc Directors'

Remuneration Report will not require us to amend the report although under applicable UK guidelines the boards and Compensation Committees are expected to take into account both the voting result and the views of our shareholders in their application, development and implementation of remuneration policies and schemes.

The Carnival plc Directors' Remuneration Report sets out the boards’ remuneration policy for the next and subsequent financial years and other details required by the DRR Regulations and the Combined Code on Corporate Governance published by the UK Financial Reporting Council in June 2006 (the "UK Combined Code").

The boards of directors unanimously recommend a vote FOR the approval of the Carnival plc Directors' Remuneration Report.

PROPOSALS 6 & 7 (Resolutions 18 & 19)
APPROVAL OF LIMITS ON THE AUTHORITY TO ALLOT CARNIVAL PLC SHARES
AND THE DISAPPLICATION OF PRE-EMPTION RIGHTS FOR CARNIVAL PLC

At the last Carnival plc annual general meeting, the shareholders of Carnival plc approved appropriate limits on the authority and power granted to directors by Carnival plc's articles of association to allot ordinary shares of Carnival plc and to allot ordinary shares for cash without making a pre-emptive offer to existing shareholders. These prior authorizations lapse at the upcoming annual general meeting.

Under Article 30 of Carnival plc's articles of association, the directors have, for a "prescribed period," unconditional authority to allot ordinary shares in Carnival plc up to an aggregate nominal amount known as the "Section 80 amount." The prescribed period and the Section 80 amount are approved by shareholders passing an ordinary resolution. By passing an ordinary resolution, shareholders are authorizing the board of Carnival plc to issue, during the prescribed period, up to an amount of shares having an aggregate nominal value equal to the Section 80 amount, without further shareholder approval. In the absence of such approval, the issuance of any additional shares would require shareholder approval.

Under Article 31, the directors have, for the same prescribed period, power to allot ordinary shares for cash without making a pre-emptive offer to existing shareholders up to an aggregate nominal amount known as the "Section 89 amount." The Section 89 amount is approved by shareholders passing a special resolution. By passing a special resolution, shareholders are authorizing the board of Carnival plc to issue, during the same prescribed period, an amount of shares having an aggregate nominal value equal to the Section 89 amount, for cash without first offering them to existing shareholders of Carnival plc.

Carnival Corporation's articles of incorporation do not contain provisions similar to Articles 30 and 31 of Carnival plc's articles of association and holders of Carnival Corporation shares do not have pre-emption rights. Accordingly, no action is required in respect of Carnival Corporation's authority to allot shares or to disapply pre-emption rights.

In common with many UK companies, resolutions to renew the prescribed period and re-establish the Section 80 amount and the Section 89 amount are normally proposed each year as the directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted and for shares to be allotted for cash without making a pre-emptive offer. This is the purpose of Resolution 18 (an ordinary resolution) and Resolution 19 (a special resolution). As usual, the prescribed period is the period from the passing of the resolutions until the next annual general meeting.

Guidelines issued by the Association of British Insurers, whose member insurance companies are some of the largest institutional investors in UK listed companies, require the Section 80 amount to be limited to the lesser of (a) the authorized but unissued ordinary share capital and (b) one-third of the issued ordinary share capital. By reference to Carnival plc's issued ordinary share capital on January 22, 2008, the maximum Section 80 amount is $21,111,639 which is the nominal value of the authorized but unissued ordinary share capital of Carnival plc and is equivalent to approximately 6% of Carnival plc's issued share capital.

Guidelines issued by the Pre-emption Group, a group comprising representatives of UK listed companies, investment institutions and corporate finance practitioners and formed under the support of the London Stock Exchange to monitor the operation of the Guidelines, recommend that a resolution to disapply Section 89 of the Companies Act 1985 should be limited to an amount of equity securities not exceeding 5% of the nominal value of the company's issued ordinary share capital. By reference to Carnival plc's issued ordinary share capital on January 22, 2008, the maximum Section 89 amount is $17,694,418.

The directors have no commitment or plans to allot additional shares of Carnival plc.

Carnival plc's authorized share capital is $375 million and £100,002 divided into 225,903,614 ordinary shares of $1.66 each, two subscriber shares of £1 each, 99,998 preference shares of £1 each, a special voting share of £1 and an equalization share of £1. As of January 22, 2008, there were 213,185,759 ordinary shares allotted and issued. The proposals you are voting on do not increase the authorized share capital of Carnival plc.

The boards of directors unanimously recommend a vote FOR the approval of limits on the authority to allot Carnival plc shares and the disapplication of pre-emption rights for Carnival plc.

PROPOSAL 8 (Resolution 20)
GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES

In October 2004, Carnival Corporation and Carnival plc announced that their boards of directors had authorized the repurchase of up to an aggregate of $1 billion of Carnival Corporation and Carnival plc shares. That program was completed and in June 2006 Carnival Corporation & Carnival plc announced that their boards of directors had authorized the repurchase of up to an aggregate of $1 billion of Carnival Corporation and Carnival plc shares. By September 19, 2007, the total amount repurchased under the June 2006 authorization was $422 million. On that date, the boards of directors authorized the repurchase of $422 million of shares resulting in an aggregate authorization of $1 billion. Shareholder approval is not required for us to buy back shares of Carnival Corporation, but is required under the Companies Act 1985 for us to buy back shares of Carnival plc. Accordingly, last year Carnival Corporation and Carnival plc sought and obtained shareholder approval to effect market purchases (within the meaning of Section 163(3) of the Companies Act 1985) of up to 10,655,432 ordinary shares of Carnival plc (being approximately 5% of Carnival plc's ordinary shares in issue) of which 8,600,867 shares have been purchased through January 28, 2008. That approval expires at the conclusion of Carnival plc’s 2008 annual general meeting. Under the terms of the Equalization and Governance Agreement entered into between Carnival Corporation and Carnival plc on formation of the DLC structure, Carnival plc was restricted from repurchasing more than 5% of its shares in any 12 month period from April 17, 2005 until April 17, 2008. Since that restriction is no longer in effect, shareholder approval to effect market purchases of up to 21,318,575 ordinary shares of Carnival plc (being approximately 10% of Carnival plc’s ordinary shares in issue) is being sought.

The boards of directors confirm that the authority to purchase Carnival plc's shares will only be exercised after careful consideration of prevailing market conditions and the position of Carnival plc. In particular, the program will only proceed if we believe that it is in the best interests of Carnival Corporation, Carnival plc and their shareholders generally. The boards of directors are making no recommendation as to whether shareholders should sell any shares in Carnival plc and/or Carnival Corporation.

If the boards of directors exercise the authority conferred by Proposal 8 (Resolution 20), we would have the option of holding the shares in treasury, or canceling them. Shares held in treasury can be re-sold for cash, used for employee share schemes or later cancelled. The boards of directors think it prudent to maintain discretion as to dealing with the purchased shares.

The boards of directors consider that any buy back of Carnival plc shares may include the purchase of its American Depositary Shares (“ADSs”), each representing one ordinary share of Carnival plc, with a subsequent cancellation of the underlying ADSs. If the underlying ADSs are so cancelled, Carnival plc will either cancel or hold in treasury the ordinary share represented by such ADSs.

The minimum price (exclusive of expenses) which may be paid for each Carnival plc ordinary share is $1.66, and the maximum price which may be paid is an amount (exclusive of expenses) equal to the higher of: (i) 105% of the average middle market quotations for an ordinary share, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and (ii) that stipulated by Article 5 of Commission Regulation (EC) of 22 December 2003 (No. 2273/2003).

As of January 22, 2008, there are options outstanding to subscribe for 3,231,124 ordinary shares and Carnival plc has issued 212,459 RSUs, which represent in the aggregate approximately 1.6% of Carnival plc's issued share capital. If 21,318,575 ordinary shares of Carnival plc were purchased, these options and RSUs would represent in the aggregate approximately 1.8% of Carnival plc's issued share capital.

The authority to purchase Carnival plc ordinary shares will expire at the conclusion of the Carnival plc annual general meeting in 2009 or on October 21, 2009, whichever is earlier (except in relation to any purchases of shares the contract for which was entered before the expiry of such authority).

The boards of directors unanimously recommend a vote FOR the general authority to buy back Carnival plc ordinary shares.

BOARD STRUCTURE AND COMMITTEE MEETINGS

Independence of Board Members

The boards of directors have determined that each of the following directors is an "independent director" in accordance with the corporate governance rules of the New York Stock Exchange as a result of having no material relationship with Carnival Corporation & plc other than (1) serving as a director and board committee member, (2) receiving related fees as disclosed in this proxy statement and (3) having beneficial ownership of Carnival Corporation and/or Carnival plc securities as disclosed in the section of this proxy statement entitled "Stock Ownership of Certain Beneficial Owners and Management": Ambassador Richard G. Capen, Jr., Arnold W. Donald, Richard J. Glasier, Baroness Hogg, Modesto A. Maidique, Sir John Parker, Stuart Subotnick, Laura Weil and Uzi Zucker.

Changes in Board Composition

Because A. Kirk Lanterman had reached the age of 75, in accordance with the Carnival Corporation & plc Corporate Governance Guidelines, he was not nominated for re-election to the boards in 2007. His term ended on April 16, 2007. Also in January 2007, Laura Weil was appointed as a director by the boards and in April 2007 she was elected by the shareholders. In addition, Baroness Hogg notified us on February 7, 2008 that she has decided not seek re-election to the boards in April 2008 due to additional pressures on her schedule following her appointment as Deputy Chairman of the UK Financial Reporting Council.

Board Meetings

During the year ended November 30, 2007, the board of directors of each of Carnival Corporation and Carnival plc held a total of nine meetings. Each Carnival Corporation director and each Carnival plc director attended either telephonically or in person at least 75% of all Carnival Corporation & plc board of directors and applicable committee meetings.

Our Corporate Governance Guidelines provide that our non-management directors will meet privately in executive session at least quarterly. All of our non-management directors, acting in executive session, elected Stuart Subotnick as the Presiding Director to preside at these meetings. Mr. Subotnick also acts as the senior independent director under the UK Combined Code.

All board members are expected to attend our annual meetings of shareholders. At the 2007 annual meetings, all of the board members of each company were in attendance except for Modesto A. Maidique who was unable to attend due to an illness.

Board Committees

The boards delegate various responsibilities and authority to different board committees. The committees regularly report on their activities and actions to the full boards. The board of directors of each of Carnival Corporation and Carnival plc has established standing Audit; Compensation; Executive; Health, Environmental, Safety & Security (“HESS”); and Nominating & Governance Committees, which are comprised of the same directors for each company. A majority of the directors of each company and all of the members of the Audit Committee, Compensation Committee, HESS Committee and Nominating & Governance Committee of each company are independent (as defined by the listing standards of the New York Stock Exchange, U.S. Securities and Exchange Commission rules and the UK Combined Code).

The membership and function of each committee is described below. The Corporate Governance Guidelines and copies of the charters of the Audit, Compensation, HESS and Nominating & Governance Committees are available under the “Corporate Governance” section of our website at www.carnivalcorp.com and www.carnivalplc.com and are available in print to any shareholder upon request. Each committee will periodically review its charter in light of new developments in applicable regulations and may make additional recommendations to the boards to reflect evolving best practices. Each committee can engage outside experts, advisers, and counsel to assist the committee in its work.

The following table identifies the current committee members.

Name	Audit	Compensation	Executive	HESS	Nominating & Governance
Micky Arison			Chair
Richard G. Capen, Jr.	X
Robert H. Dickinson
Arnold W. Donald		Chair		X
Pier Luigi Foschi
Howard S. Frank			X
Richard J. Glasier	Chair	X
Baroness Hogg(1)		X		X
Modesto A. Maidique	X
Sir John Parker				Chair	X
Peter G. Ratcliffe
Stuart Subotnick	X				X
Laura Weil	X
Uzi Zucker			X		Chair
Number of committee meetings/consent actions in 2007	12	10	5	4	4

(1)	Baroness Hogg notified us that she has decided not to seek re-election to the boards in April 2008.

Audit Committees. The Audit Committees assist the boards in their general oversight of our financial reporting, internal controls and audit functions, and are responsible for the appointment, retention, compensation, and oversight of the work of our independent auditors and our independent registered certified public accounting firm. Each board of directors has determined that Richard J. Glasier is both "independent" and an "audit committee financial expert," as defined by U.S. Securities and Exchange Commission rules. In addition, the board of Carnival plc has determined that Richard J. Glasier has "recent and relevant financial experience" for purposes of the UK Combined Code. The boards determined that each member of the Audit Committees has sufficient knowledge in reading and understanding the company’s financial statements to serve on the Audit Committees. The responsibilities and activities of the Audit Committees are described in detail in “Report of the Audit Committees” and the Audit Committees’ charter.

Compensation Committees. The Compensation Committees have authority for reviewing and determining salaries, performance-based incentives, and other matters related to the compensation of our executive officers, and administering our stock incentive plans, including reviewing and granting equity-based awards to our executive officers and all other employees. The Compensation Committees also review and determine various other compensation policies and matters, including making recommendations to the boards with respect to the compensation of the non-executive directors, incentive compensation and equity-based plans generally, and administering the employee stock purchase plans. For more information on the responsibilities and activities of the Compensation Committees, including the committees’ processes for determining executive compensation, see “Compensation Discussion and Analysis,” “Executive Compensation,” and the Compensation Committees’ charter.

Executive Committees. The Executive Committees may exercise the authority of the full board between board meetings, except to the extent that the board has delegated authority to another committee or to other persons, and except as limited by applicable law.

HESS Committees. The HESS Committees review and recommend policies relative to the protection of the environment and the health, safety and security of employees, contractors, customers and the public. The HESS Committees also supervise and monitor health, environmental, safety and security policies and programs and review with management significant risks or exposures and actions required to minimize such risks. The HESS Committees’ charter describes the responsibilities and activities of the HESS Committees in detail.

Nominating & Governance Committees. The Nominating & Governance Committees review and report to the boards on a periodic basis with regard to matters of corporate governance. The Nominating & Governance committees also review and assess the effectiveness of the boards’ Corporate Governance Guidelines, make recommendations to the boards regarding proposed revisions to these Guidelines, and make recommendations to the boards regarding the size and composition of the boards and their committees. For more information on the responsibilities and activities of the Nominating & Governance Committees, see “Nomination of Directors,” “Procedures Regarding Director Candidates Recommended by Shareholders” and the Nominating & Governance Committees’ charter.

Additional information with respect to Carnival plc's corporate governance practices during the 2007 financial year is included in the Carnival plc Corporate Governance Report attached to this proxy statement as Annex C.

Corporate Governance Guidelines

Our Corporate Governance Guidelines address various governance issues and principles, including director qualifications and responsibilities, access to management personnel, director compensation, director orientation and continuing education and annual performance evaluations of the boards and directors. Our Corporate Governance Guidelines are posted on our website at www.carnivalcorp.com and www.carnivalplc.com and are available in print to any shareholder upon request.

Nominations of Directors

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate board of directors, each of which in turn has its own Nominating & Governance Committee. As the DLC structure requires that there be identical boards of directors, the Nominating & Governance Committees make one set of determinations in relation to both companies.

The Nominating & Governance Committees actively seek individuals qualified to become board members and recommend to the boards the nominees to stand for election as directors at the annual meetings of shareholders or, if applicable, at a special meeting of shareholders.

When evaluating prospective candidates for director, regardless of the source of the nomination, the Nominating & Governance Committees will consider, in accordance with their charter, such factors, as they deem appropriate, including:

  the candidate’s judgment;

  the candidate’s skill;

  diversity considerations;

  the candidate’s experience with businesses and other organizations of comparable size;

  the interplay of the candidate’s experience with the experience of other board members; and

  the extent to which the candidate would be a desirable addition to the boards and any committees of the boards.

The Nominating & Governance Committees will also use their best efforts to seek to ensure that the composition of the boards at all times adheres to the independence requirements applicable to companies listed for trading on the New York Stock Exchange and the London Stock Exchange. The Nominating & Governance Committees may consider candidates proposed by management, but are not required to do so. Other than the foregoing, there are no stated minimum criteria for director nominees.

The Nominating & Governance Committees identify nominees by first evaluating the current members of the boards willing to continue in service. Current members of the boards with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the boards with that of obtaining a new perspective. If any member of the boards does not wish to continue in service or if the Nominating & Governance Committees or the boards decide not to re-nominate a member for re-election, the Nominating & Governance Committees identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating & Governance Committees and the boards are polled for suggestions as to individuals meeting the criteria of the Nominating & Governance Committees. The Nominating and Governance Committees may engage a third party search firm to identify or evaluate or assist in identifying potential nominees.

Procedures Regarding Director Candidates Recommended by Shareholders

The Nominating & Governance Committees will also consider shareholder recommendations of qualified director nominees when such recommendations are submitted in accordance with the procedures below. In order to have a nominee considered by the Nominating & Governance Committees for election at the 2009 annual meetings, a shareholder must submit his or her recommendation in writing to the attention of our Secretary at our headquarters no later than November 10, 2008. Any such recommendation must include:

  the name and address of the candidate;

  a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above; and

  the candidate’s signed consent to serve as a director if elected and to be named in the proxy statement.

Once we receive the recommendation, we will deliver to the candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that would assist the Nominating & Governance Committees in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement or other regulatory filings, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Nominating & Governance Committees.

Communications between Shareholders and the Boards

Shareholders who wish to communicate with the boards, the non-management directors as a group or any individual director should address their communications to the attention of the Secretary of Carnival Corporation and Carnival plc at 3655 N.W. 87th Avenue, Miami, Florida 33178. The Secretary will maintain a log of all such communications, promptly forward to the Presiding Director those which the Secretary believes require immediate attention, and also periodically provide the Presiding Director with a summary of all such communications and any responsive actions taken. The Presiding Director will notify the boards or the chairs of the relevant board committees as to those matters that he believes are appropriate for further action or discussion.

Communications with the Presiding Director

Interested parties who wish to communicate with the Presiding Director should address their communications to the attention of Stuart Subotnick at 3655 N.W. 87th Avenue, Miami, Florida 33178. The Presiding Director will notify the boards or the chairs of the relevant board committees as to those matters that he believes are appropriate for further action or discussion.

Code of Business Conduct and Ethics

Carnival Corporation and Carnival plc’s Code of Business Conduct and Ethics applies to all employees and members of the boards of Carnival Corporation and Carnival plc. Our Code of Business Conduct and Ethics is posted on our website at www.carnivalcorp.com and www.carnivalplc.com and is available in print to any shareholder who requests it. The Code of Business Conduct and Ethics may be amended periodically to remain in line with best practices.

DIRECTOR COMPENSATION

Our non-employee directors are entitled to receive an annual retainer of $40,000 per year, an attendance fee per board meeting of $5,000 ($2,000 if meeting attended by telephone), equity compensation, as further described below, and reimbursement for travel, meals and accommodation expenses attendant to their board membership. We do not provide retirement benefits or other benefits to our non-employee directors. In certain circumstances, we reimburse directors for travel expenses incurred for spouses when we request that the directors’ spouses attend a special event. Any amount reimbursed for spousal travel is reported below in the “Director Compensation for Fiscal Year 2007” table. On April 17, 2007 the Compensation Committees approved an additional retainer of $20,000 per annum for the Presiding Director. In addition, non-employee directors receive additional compensation for serving as chairman or a member of a board committee. On July 16, 2007, the boards of directors approved increases to the retainers for the chairmen of the committees. The following table sets forth the retainer and meeting attendance fees for the board committees in effect during 2007.

	Retainer			Attendance Fee
	Until July 15, 2007 Chair	From July 16, 2007 Chair	Member	In Person	By Telephone
Audit Committees	$15,000	$23,000	$7,500	$3,000	$1,500
Compensation Committees	$ 7,500	$14,000	$3,750	$2,500	$1,250
HESS Committees	$ 7,500	$23,000	$3,750	$2,500	$1,250
Nominating & Governance Committees	$ 7,500	$10,000	$3,750	$2,500	$1,250

Non-employee directors receive cash fees in quarterly installments. Annual retainers are pro-rated so that adjustments can be made during the year. Unearned portions of cash retainers are forfeited upon termination of service, disability, or death.

For purposes of calculating fees, a board or committee meeting of Carnival Corporation and a concurrent or related board or committee meeting of Carnival plc constitute a single meeting. Directors who are employed by us or our subsidiaries or acting as our consultants do not receive any additional compensation for their board activities.

During fiscal 2007, each non-employee director also received an award under the Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan in the form of 2,500 restricted shares or RSUs. In 2007, this plan was amended to provide that all future awards to non-employee directors will be made in the form of restricted shares or RSUs that vest in their entirety on the third anniversary of the grant date. Awards of options will no longer be made under this plan.

Director Compensation for Fiscal Year 2007

The following table details the total compensation earned by our directors in fiscal 2007, other than Mr. Arison, Mr. Dickinson, Mr. Foschi, Mr. Frank and Mr. Ratcliffe whose compensation is reflected in the section entitled “Summary Compensation Table for Fiscal Year 2007” which follows the Compensation Discussion and Analysis. Board members who are employed by us do not receive additional compensation for their services as a director.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) (3) ($)	Option Awards(2) (3) ($)	All Other Compensation(4) ($)	Total ($)
Richard G. Capen, Jr.	101,500	121,575	87,676	13,488	324,239
Arnold W. Donald	109,500	133,228	76,626	0	319,354
Richard J. Glasier	129,500	121,575	54,120	0	305,195
Baroness Hogg	105,000	144,880	—	0	249,880
A. Kirk Lanterman(5)	—	—	—	—	—
Modesto A. Maidique	93,500	121,575	87,676	0	302,751
Sir John Parker	109,000	144,880	—	1,784	255,664
Stuart Subotnick	130,250	144,880	65,576	0	340,706
Laura Weil	95,000	72,203	—	0	167,203
Uzi Zucker	92,500	121,575	87,676	0	301,751

(1)	Refer to the table above describing the board committee membership.

(2)	The stock award dollar amounts in this column represent the accounting expense recorded by us in fiscal 2007, which reflects factors such as market price on the date of grant and prior year grants being amortized in fiscal 2007. Each non-employee director received a grant of 2,500 restricted shares or RSUs in fiscal 2007. Ms. Weil received her award upon her initial election to the boards on April 16, 2007, when the closing price of a share was $46.78. The other non-employee directors received their awards on October 16, 2007 when the closing price of a share was $48.45. The amounts included in the table above represent the dollar amount recognized for financial reporting purposes with respect to fiscal year 2007, computed in accordance with the provisions of Statement of Financial Accounting Standards No. 123(R) (as amended) – Share-Based Payment (“SFAS No. 123(R)”) related to grants of Carnival Corporation restricted shares, RSUs and options in fiscal year 2007 and in prior years. Pursuant to U.S. Securities and Exchange Commission rules, these amounts exclude any forfeiture assumptions related to service-based vesting conditions. We calculate compensation expense related to options using the Black-Scholes option-pricing model, disregarding estimates of forfeitures related to service-based vesting conditions. We calculate compensation expense related to a share of restricted stock and an RSU based on the market price of Carnival Corporation common stock or Carnival plc ordinary shares, as applicable, on the date of grant. Refer to footnotes 2 and 12 in the Carnival Corporation & plc financial statements for the year ended November 30, 2007 for a description of the assumptions used to determine the fair value of these awards. As noted in the Carnival Corporation & plc financial statements, share-based payments expense for grants made prior to December 1, 2005 is recognized ratably using the straight-line attribution method over the expected vesting period. The restricted shares and RSUs granted in 2007 to non-employee directors vest on the third anniversary of the grant date. The restricted shares and RSUs granted to non-employee directors also vest in full upon the death or disability of the director, and continue to vest in accordance with the original vesting schedule and are not forfeited if a director ceases to be a director for any other reason after serving as a director for at least one year. Except for Laura Weil, all directors have served for at least one year. Accordingly, for grants made after December 1, 2005, we are required to recognize the full expense of these awards upon the date of the grant. The grants for Ms. Weil are expensed through the first anniversary of her election to the boards.
(3)	The following table indicates the aggregate number of restricted shares, RSUs and options (both exercisable and unexercisable) outstanding at November 30, 2007.

	Unvested Restricted	Unvested	Unexercised
Name	Shares	RSUs	Options
Richard G. Capen, Jr.	0	2,500	68,000
Arnold W. Donald	750	3,500	44,000
Richard J. Glasier	0	2,500	30,000
Baroness Hogg	6,000	0	0
A. Kirk Lanterman	0	0	0
Modesto A. Maidique	0	2,500	68,000
Sir John Parker	6,000	0	0
Stuart Subotnick	6,000	0	9,600
Laura Weil	0	2,500	0
Uzi Zucker	2,500	0	43,200

(4)	Represents reimbursement of expenses associated with spousal travel.
(5)	Because Mr. Lanterman had reached the age of 75, in accordance with the Carnival Corporation & plc Corporate Governance Guidelines, he was not nominated for re-election to the boards in 2007. His term ended on April 16, 2007.

The following policies also apply to our non-employee directors:

  Stock Ownership Guidelines. All non-employee directors are required to own at least 5,000 shares (inclusive of unvested restricted shares, RSUs and shares in a trust beneficially owned by the director) of either Carnival Corporation common stock or Carnival plc ordinary shares. Each of the directors serving in 2006 achieved this guideline in 2007, the board mandated goal. New directors must achieve this guideline no later than two years from the date of their initial election to the boards by the shareholders.

  Product Familiarization. All non-executive directors are encouraged to take a cruise for up to 14 days per year for product familiarization and pay a fare of $35 per day for such cruises. Guests traveling with the non-executive director in the same stateroom will each be charged a fare of $35 per day. All other charges associated with the cruise (e.g., air fares, supplements, government fees and taxes, gratuities, ground transfers, tours, etc.) are the responsibility of the non-executive director.

Carnival plc

Additional information with respect to Carnival plc's compensation and reimbursement practices during fiscal 2007 for non-employee directors is included in Part II of the Carnival plc Directors' Remuneration Report, which is attached as Annex B to this proxy statement.

COMPENSATION DISCUSSION AND ANALYSIS
and
CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT – PART I

INTRODUCTION

Carnival Corporation and Carnival plc are subject to disclosure regimes in the U.S. and UK. While some of the disclosure requirements are the same or similar, some are very different. As a result, the Carnival plc Directors’ Remuneration Report is in two parts. The information contained in this Part I also constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the U.S. Securities and Exchange Commission, and includes information that Carnival plc is required to disclose in accordance with the UK Directors’ Remuneration Report Regulations 2002 incorporated into the UK Companies Act 1985 (the “DRR Regulations”). Part II of the Carnival plc Directors’ Remuneration Report is set forth as Annex B to this proxy statement and includes the additional information that Carnival plc is required to disclose in accordance with the DRR Regulations, including certain information which has been audited for the purposes of the Carnival plc Annual Report.

Parts I and II of the Carnival plc Directors’ Remuneration Report have been drafted in compliance with the DRR Regulations, the Combined Code on Corporate Governance published in June 2006 by the UK Financial Reporting Council (the “UK Combined Code”), the UK Companies Act 1985 and the Listing Rules of the UK Listing Authority. Both Parts I and II form part of the Annual Report of Carnival plc for the financial year ended November 30, 2007.

GENERAL

Carnival Corporation and Carnival plc are separate legal entities (together referred to in this report as “Carnival Corporation & plc”) and each company has its own board of directors and Compensation Committee. However, as is required by the agreements governing the dual listed company (“DLC”) structure, the boards of directors and members of the committees of the boards, including the Compensation Committees, are identical and there is a single management team.

The Compensation Committees determine the compensation policy and the compensation payable to all of our executive officers, including Carnival Corporation & plc’s Chief Executive Officer and Chief Financial Officer. Pursuant to rules promulgated by the U.S. Securities and Exchange Commission and the DRR Regulations, this Compensation Discussion and Analysis reviews the compensation of the following executive officers (the “NEOs”):

Micky Arison	Chairman of the Board and Chief Executive Officer
David Bernstein	Senior Vice President and Chief Financial Officer
Gerald R. Cahill	President and Chief Executive Officer of Carnival Cruise Lines (and former Executive Vice President and Chief Financial Officer)
Robert H. Dickinson	Former President and Chief Executive Officer of Carnival Cruise Lines
Pier Luigi Foschi	Chairman and Chief Executive Officer of Costa Croceire S.p.A.
Howard S. Frank	Vice Chairman of the Boards of Directors and Chief Operating Officer
Peter G. Ratcliffe	Chief Executive Officer of P&O Princess International

Since 2003, the Compensation Committees have engaged Watson Wyatt Worldwide (the “Consultant”) as their outside compensation consultant to assist in their review of our executive and director compensation programs. The Consultant also provides actuarial advice and administrative services to Carnival plc in relation to the UK pension schemes and advice on equity incentive plans to Carnival Corporation and Carnival plc. The Compensation Committees do not believe the provision of these services results in a conflict of interest as they are administrative in nature and the Consultant does not act in a decision-making capacity.

HOW CARNIVAL PAYS FOR PERFORMANCE

Carnival Corporation & plc’s executive compensation programs are designed to be competitive and to reward financial performance. The total direct compensation provided to our NEOs in fiscal 2007 included salary, an annual bonus and equity-based compensation. As discussed further in this Compensation Discussion and Analysis, in order to assist in its determination of appropriate levels of total direct compensation for each of our NEOs, the Compensation Committees, with the assistance of the Consultant, selects a peer group of companies in order to review executive officer compensation practices at other similarly-sized companies. The peer group of companies selected for 2007 are listed in this Compensation Discussion and Analysis under the heading “Process for Making Compensation Determinations - Competitive Market Analysis.”

An analysis by the Consultant of our aggregate NEO total direct compensation in comparison to our 2007 peer group demonstrates that total direct compensation levels for Carnival Corporation & plc’s NEOs are competitively positioned against other similarly-sized public companies. The analysis also shows that our executive compensation program is relatively conservative given Carnival Corporation & plc’s profitability and market capitalization.

The table below compares selected financial data and aggregate total direct compensation for the Chief Executive Officer, Chief Financial Officer and the other three most highly compensated executive officers based on total direct compensation from companies in our 2007 peer group with data and total direct compensation for the following five NEOs of Carnival Corporation & plc: Mr. Arison, Mr. Cahill, Mr. Dickinson, Mr. Frank and Mr. Ratcliffe.

	Financial Data(1)				Aggregate NEO Compensation(2)
		Market	Operating	Net			Equity-Based	Total Direct
	Revenue	Capitalization	Income	Income	Base Salary	Annual Bonus	Compensation(3)	Compensation
75th Percentile	$19,727	$39,755	$2,833	$1,908	$4,958,614	$8,976,489	$21,399,839	$34,553,662
Median	$13,359	$25,684	$2,133	$1,166	$4,063,462	$6,385,800	$16,637,440	$26,975,756
25th Percentile	$ 8,900	$15,438	$1,135	$ 706	$3,581,140	$4,286,530	$13,334,665	$23,911,690
Carnival Corporation & plc	$13,033	$35,509	$2,725	$2,408	$4,138,000	$9,721,307	$13,202,800(2)	$27,062,107
Percentile Rank	43rd	69th	70th	86th	51st	83rd	23rd	50th

(1)	Financial data for the 2007 peer group is reported in millions and is based on the most recent publicly available information as of November 30, 2007. Financial data for Carnival Corporation & plc is based on the fiscal year ended as of November 30, 2007. Market capitalization for Carnival Corporation & plc is as of November 30, 2007.
(2)	Base salary, annual bonus and equity-based compensation information from the 2007 peer group is based on compensation data as reported in their most recently filed proxy statements. Base salary and annual bonus for Carnival Corporation & plc is based on fiscal year 2007. Equity-based compensation for Carnival Corporation & plc is based on 2007 equity awards and, to the extent not made in 2007, the most recent annual grants made to NEOs. For Messrs. Arison, Cahill and Frank, this amount includes option awards granted in 2006 because annual equity awards for 2007 are expected to be granted in February 2008 as described in this Compensation Discussion and Analysis under the heading “Equity-Based Compensation for Fiscal 2007.”
(3)	Represents the sum of the grant date fair value of equity-based awards, the fair value of performance shares and any target awards under cash based long-term incentive plans.

Based on the data compiled by the Consultant, Carnival Corporation & plc’s fiscal year 2007 revenues approximate the peer group median, but its market capitalization and operating income exceed the peer group median and its net income exceeds the peer group’s 75th percentile. The aggregate total direct compensation for these five Carnival Corporation & plc NEOs during fiscal year 2007 appears to approximate the peer median. A comparison of aggregate total direct compensation for these NEOs as compared to the aggregate for the peer group based on the data described above also indicates that our compensation mix places more emphasis on the annual bonus element and less emphasis on equity-based compensation as compared to the practices of the peer group companies.

The Consultant’s analysis suggests that when evaluated as a percentage of revenues, the aggregate total direct compensation for Carnival Corporation & plc’s NEOs approximates the 2007 peer group median. However, the aggregate total direct compensation of these five Carnival Corporation & plc NEOs is below the peer median as a percentage of Operating Income and is below the 25th percentile for the peer group as a percentage of each of market capitalization and net income.

					NEO Total Direct Compensation(2)
	Financial Data(1)				as Percentage of
		Market	Operating	Net		Market	Operating	Net
	Revenue	Capitalization	Income	Income	Revenue	Capitalization	Income	Income
75th Percentile	$19,727	$39,755	$2,833	$1,908	0.25%	0.16%	2.34%	3.57%
Median	$13,359	$25,684	$2,133	$1,166	0.18%	0.12%	1.26%	2.07%
25th Percentile	$ 8,900	$15,438	$1,135	$ 706	0.13%	0.07%	0.84%	1.35%
Carnival Corporation & plc	$13,033	$35,509	$2,725	$2,408	0.21%	0.08%	1.00%	1.13%
Percentile Rank	43rd	69th	70th	86th	59th	29th	35th	12th

(1)	Financial data for the 2007 peer group is reported in millions and is based on the most recent publicly available information as of November 30, 2007. Financial data for Carnival Corporation & plc is based on the fiscal year ended November 30, 2007. Market capitalization for Carnival Corporation & plc is as of November 30, 2007.
(2)	Total direct compensation is based on the sum of base salary, annual bonus and equity-based compensation (including any long-term cash based awards). Base salary, annual bonus and equity-based compensation information from the 2007 peer group is based on compensation data as reported in their most recently filed proxy statements. Base salary and annual bonus for Carnival Corporation & plc is based on fiscal year 2007. Equity-based compensation for Carnival Corporation & plc is based on 2007 equity awards and to the extent not made in 2007, the most recent annual grants made to NEOs. For Messrs. Arison, Cahill and Frank, this amount includes option awards granted in 2006 because annual equity awards for 2007 are expected to be granted in February 2008 as described in this Compensation Discussion and Analysis under the heading “Equity-Based Compensation for Fiscal 2007.”

Changes in total annual cash compensation (salary plus cash bonus) for Carnival Corporation & plc’s NEOs primarily are driven by changes in the overall level of profitability of Carnival Corporation & plc. Annual changes in total direct compensation (salary plus cash bonus plus equity-based compensation) for the NEOs are primarily driven by changes in both Carnival Corporation & plc’s profitability and share price because the value of equity-based compensation is based on our share price.

					Cumulative
					Annual
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Growth Rate
	2004	2005	2006	2007	2004-2007
Revenues(1)	$ 9,727	$ 11,094	$ 11,839	$ 13,033	10%
Operating Income(1)	$ 2,128	$ 2,639	$ 2,613	$ 2,725	9%
Earnings Per Share(2)	$ 2.18	$ 2.70	$ 2.77	$ 2.95	11%
Year-end Share Price	$ 53.01	$ 54.49	$ 48.99	$ 45.12	-5%
Aggregate NEO Salary	$ 3,175,000	$ 3,841,000	$ 4,038,000	$ 4,138,000	9%
Aggregate NEO Salary Plus Bonus	$11,696,200	$13,859,400	$13,045,661	$13,859,307	6%
Aggregate NEO Total Direct Compensation(3)	$24,441,460	$29,046,397	$25,312,672	$27,062,107	3%
(1)	Revenues and Operating Income are reported in millions.
(2)	2004 Earnings Per Share is as restated to reflect change in accounting for dry-dock costs.
(3)	Total direct compensation for 2007 is based on base salary and annual bonus awards from fiscal year 2007 and equity based awards in 2007, and to the extent not granted in 2007, the most recent annual grants made to NEOs. For Messrs. Arison, Cahill and Frank, this amount includes option awards granted in 2006 because annual equity awards for fiscal year 2007 are expected to be granted in February 2008 as described in this Compensation Discussion and Analysis under the heading “Equity-Based Compensation for Fiscal 2007.”

The table above summarizes total direct compensation levels for these five Carnival Corporation & plc NEOs over the past four years. During that period, Carnival Corporation & plc’s revenues and earnings per share increased by a cumulative annual rate of 10% and 11%, respectively, while cash compensation levels for the NEO’s increased by an annual rate of 6%. As Carnival Corporation & plc’s share price declined during the period, so did the value of the equity-based compensation issued to these NEOs. The combined effect is that total direct compensation for these NEOs slightly increased during the same period.

In summary, these analyses suggest that total direct compensation levels for Carnival Corporation & plc’s NEOs are competitively positioned against other similarly-sized public companies but are also relatively conservative given Carnival Corporation & plc’s profitability and its market capitalization. The analyses also illustrate how annual changes in compensation for the NEOs closely correspond to changes in Carnival Corporation & plc’s profitability and share price.

OVERALL PHILOSOPHY AND OBJECTIVES

Carnival Corporation & plc is a global entity and is a dual listed company (U.S. and UK). Most of the executive officers of Carnival Corporation & plc are located in the U.S., with others based in Europe. As a global entity, it is challenging to establish consistent compensation practices across geographic and corporate lines that satisfy the particular requirements of all jurisdictions. Since the largest presence of executive officers is in the U.S., our compensation policies primarily reflect U.S. market practices and are based on data provided to the Compensation Committees by the Consultant. However, the Compensation Committees seek to incorporate UK compensation principles, including those contained in the UK Combined Code, as far as practicable, unless the application of those principles would be uncompetitive in the U.S. or other markets, or would restrict Carnival Corporation & plc’s ability to transfer executives between operating units.

The objectives of the Compensation Committees with respect to executive compensation are to create competitive compensation packages that provide both short-term rewards and long-term incentives for positive individual and corporate performances and to increase the alignment of the financial interests of our executive officers and Carnival Corporation & plc’s shareholders. The Compensation Committees’ philosophy is to place more emphasis on the variable elements of compensation, such as the annual cash bonus and equity-based compensation, than on base salary. The Compensation Committees seek to target total direct compensation near the median of the peer group with the potential to receive total direct compensation up to the 75th percentile if performance warrants. The Compensation Committees review the position of each element of total direct compensation relative to the peer group, but does not seek to target each element of total direct compensation to a market reference.

PROCESS FOR MAKING COMPENSATION DETERMINATIONS

The Compensation Committees annually determine the compensation of our NEOs. Except for Mr. Foschi and Mr. Ratcliffe who have employment agreements, the compensation for the NEOs is determined by the Compensation Committees using their full discretion to evaluate their individual performance and the overall performance of Carnival Corporation & plc. As part of the annual compensation determination process, Mr. Arison and Mr. Frank recommend to the Compensation Committees key initiatives and goals for Carnival Corporation & plc at the beginning of each year. After the fiscal year is complete, Mr. Arison and Mr. Frank review with the Compensation Committees the results of those initiatives, progress towards goals and other material items relating to overall Carnival Corporation & plc performance.

The Consultant attends all meetings of the Compensation Committees and, upon request, provides its views on proposed actions by the Compensation Committees. The Compensation Committees interact with management of Carnival Corporation & plc on compensation issues primarily through communications, meetings and discussions with Mr. Arison and Mr. Frank, who also attend meetings of the Compensation Committees as requested by the Compensation Committees.

Competitive Market Analysis

When determining the compensation of the NEOs, the Compensation Committees review the compensation practices of certain publicly-listed companies with the assistance of their Consultant. The external market references are established based on an annual market assessment conducted by the Consultant. The annual market assessment consists of an analysis of top officer pay at a group of publicly listed peer companies. The Consultant annually recommends a number of companies from amongst which a peer group is selected by the Compensation Committees. Based on the recommendations of the Consultant, the Compensation Committees approve a peer group before the annual assessment commences. The peer group used when determining the 2006 annual cash bonuses, the equity grants issued to the NEOs in 2007 and the salaries for 2007 consisted of 14 U.S. publicly listed companies that are comparable in size to Carnival Corporation & plc (considering revenue, market capitalization, operating income, total assets and reported full time employees) and operate in the entertainment, hospitality and diversified media industries.

Peer Group Companies Selected in 2006

Cablevision Systems Corporation	MGM Mirage
Clear Channel Communications, Inc.	News Corporation
Harrah’s Entertainment, Inc.	Royal Caribbean Cruises Ltd.
Hilton Hotels Corporation	Starwood Hotels & Resorts Worldwide, Inc.
IAC/InterActiveCorp	The DIRECTTV Group, Inc.
Liberty Media Corporation	The Walt Disney Company
Marriott International Inc.	Viacom Inc.

During 2007 the Compensation Committees approved a revised peer group to reduce the emphasis on media-related companies and to have external references that reflect a balanced group of comparable media, entertainment, consumer goods and services and retailing companies. This revised list was used to establish market references to assist the Compensation Committees when determining the 2007 annual cash bonuses for the NEOs with company-wide roles, the equity-based compensation to be awarded in February 2008 and the base salaries for 2008. However, the Compensation Committees believe there are no public companies that are particularly good peers in terms of benchmarking executive officer pay. The only direct peer is Royal Caribbean Cruises Ltd., which is a substantially smaller corporation. The other selected companies have some characteristics similar to Carnival Corporation & plc, but they also have some significant differences. The revised peer group consisted of 15 U.S. publicly listed companies.

Peer Group Companies Selected in 2007

Anheuser-Busch Companies, Inc.	NIKE, Inc.
Colgate-Palmolive Company	Royal Caribbean Cruises Ltd.
Federated Department Stores, Inc.	Starbucks Corporation
General Mills, Inc.	Starwood Hotels & Resorts Worldwide, Inc.
Hilton Hotels Corporation	Target Corporation
Marriott International Inc.	The DIRECTTV Group, Inc.
McDonald’s Corporation	The Walt Disney Company
MGM Mirage

When determining the appropriate level of each element of total direct compensation, the Compensation Committees also review compensation data assembled by the Consultant that is derived from recognized executive compensation surveys. The Consultant develops market references for each NEO position in order to gauge the pay of other officers holding similar positions at other companies. The Compensation Committees review the market references primarily to ensure that the executive compensation program is generally competitive, but do not use the data as a benchmark. For fiscal year 2007, the market data was derived from the Watson Wyatt Top Management Compensation Survey (a summary of compensation information compiled from surveys from entities who voluntarily submit their compensation data) and Mercer Benchmark Data (which includes compensation data from companies with revenues in excess of $10 billion). The companies included in these surveys are not identified to the Compensation Committees.

NEO COMPENSATION DESIGN AND ELEMENTS

The compensation elements for our NEOs consist of base salary, an annual cash bonus, equity-based compensation, retirement benefits, perquisites and other benefits.

The compensation practices for our NEOs vary due to the structure of Carnival Corporation & plc. Four of our NEOs (Mr. Arison, Mr. Bernstein, Mr. Cahill (who was Executive Vice President and Chief Financial Officer until July 2007) and Mr. Frank) had company-wide roles during all or a portion of fiscal 2007 and three of our NEOs (Mr. Dickinson, Mr. Foschi and Mr. Ratcliffe) were chief executive officers of an operating unit at the commencement of fiscal 2007. As a result, the compensation practices for these two groups are different. Carnival Corporation & plc’s business strategy gives the chief executive officer of each operating unit a greater degree of responsibility and autonomy as compared to more centralized companies. As a result Carnival Corporation & plc provides these executives a level of compensation opportunity that is higher than typical market practice for operating unit executives and an annual cash bonus program involving more emphasis on performance. Moreover, the annual cash bonus programs, benefits and perquisites and certain elements of the equity-based awards vary among the NEOs to reflect local market practices where an NEO resides.

Base Salaries

     A. General

Base salaries are intended to provide a baseline level of fixed compensation that reflects each NEO’s level of responsibility. Base salaries for 2007 to our NEOs are reported in the “Summary Compensation Table for Fiscal Year 2007.” With the exception of Mr. Foschi and Mr. Ratcliffe, our NEOs do not have agreements that fix their base salary. Mr. Foschi’s and Mr. Ratcliffe’s agreements set forth their minimum base salary of €872,000 and $1,100,000, respectively. The Compensation Committees annually review their performance and may increase their base salary in their discretion if merited by performance or other market factors in order to attract and retain our executives.

Salaries are established for NEOs after performance results for the prior fiscal year are available. Mr. Arison and Mr. Frank review the annual market assessment provided by the Consultant, as well as individual and operating unit performance, and provide the Compensation Committees with recommended salaries for all NEOs, except for their own salaries. The recommendations include a capsule review of each NEO’s individual performance for the prior fiscal year.

Mr. Arison and Mr. Frank also submit a self-assessment regarding the performance of the overall corporation and summarize their individual activities and outcomes as compared to the goals as presented to the Compensation Committees at the beginning of the year. The Compensation Committees determine the salaries for Mr. Arison and Mr. Frank, and may also request recommendations from the Consultant. The base salaries of Mr. Arison and Mr. Frank typically are within $100,000 reflecting the belief of the Compensation Committees that they have a similar level of job responsibility and both have significant impact on the success of Carnival Corporation & plc.

     B. 2007 Base Salaries

The base salaries for Mr. Arison and Mr. Frank in 2007 were unchanged from 2006. The Compensation Committees made these salary determinations after reviewing the competitive market assessment for total direct compensation, the fiscal 2006 performance and results of Carnival Corporation & plc and the individual contributions of both executives, as more fully described in the section entitled “2007 Annual Cash Bonuses.” The Compensation Committees determined not to increase base salaries for Mr. Arison and Mr. Frank because total direct compensation for the NEOs was within a range the Compensation Committees considered competitive.

After considering the 2006 performance and results of Carnival Corporation & plc (for the NEOs with company-wide roles) or the 2006 performance and results of the respective operating unit (for those NEOs who were chief executive officers of an operating unit) and discussing the individual performance of each officer, the Compensation Committees also did not increase base salaries for Mr. Dickinson, Mr. Foschi and Mr. Ratcliffe. The Compensation Committees increased Mr. Cahill’s salary from $525,000 to $625,000, which represented a 19% increase from fiscal year 2006, as a result of an assessment that his total direct compensation was below the market median of the peer group. In July 2007, Mr. Bernstein also received a base salary increase of 20% due to his promotion to Senior Vice President and Chief Financial Officer.

Annual Cash Bonuses

     A. General

The performance-related annual cash bonus is the most important cash compensation feature of our executive compensation program. Annual cash bonus payments are intended to reward short-term individual and corporate performance results and achievements. The emphasis on the annual cash bonus allows Carnival Corporation & plc greater flexibility in rewarding favorable individual and corporate performance than is possible under a compensation structure where the majority of compensation is a fixed salary.

During 2007, the annual cash bonuses for NEOs with company-wide roles were primarily based on the performance of Carnival Corporation & plc as a whole. By contrast, annual cash bonuses to the NEOs in charge of operating units were based on funding formulae tied to the financial performance results of their respective operating units. Mr. Arison and Mr. Frank make recommendations to the Compensation Committees for all NEO cash bonuses except for their own. The recommendations include a capsule review of the prior fiscal year performance of each NEO. Mr. Arison and Mr. Frank also submit self-assessments to the Compensation Committees summarizing their own activities and outcomes as compared to their goals as well as Carnival Corporation & plc’s overall performance. Their bonuses are then determined by the Compensation Committees, who may request input from the Consultant.

     B. 2007 Annual Cash Bonuses

EXECUTIVES IN COMPANY-WIDE ROLES -- Chairman/CEO, Vice Chairman/COO and the Chief Financial Officers. In early 2007, the Compensation Committees approved various financial and other objectives for Carnival Corporation & plc and for Mr. Arison and Mr. Frank. Achievement of these objectives did not result in specific bonus payouts, but were intended to provide general guidance to the Compensation Committees in evaluating the performance of the overall company and the executive officers with corporate-wide roles as part of the process in determining their bonuses for 2007.

The financial objectives established at the beginning of the year and actual results were:

  Achieving earnings per share of $3.01. Actual earnings per share were $2.95, up 6.5% from the prior year and within the guidance range at the beginning of the year.
  Keeping the increase in net cruise costs per available lower berth day at under 2% as compared to the prior year. Net cruise costs were measured excluding fuel costs and on a constant dollar basis. This goal was achieved as the actual result for 2007 was an increase of about 1%.
  Achieving return on investment of 10.8% as measured by Carnival Corporation & plc internally. The actual return on investment for 2007 was 10.3%.
  Achieving operating profit per available lower berth day of $51.25. Actual operating profit achieved was $48.45.

In evaluating the corporate financial performance results, the Compensation Committees also took into consideration that fuel costs during 2007 were significantly higher than anticipated at the beginning of the year.

Other goals and initiatives included the absorption of deliveries of vessels in 2007, completion of agreements relating to new ship orders in 2007, conclusion of certain acquisitions and divestitures, and progress in Asia operations.

The Compensation Committees reviewed fiscal year 2007 results in these non-financial areas and determined that progress was satisfactory. Looking at performance in comparison with the goals, especially in light of energy prices and relative to the previous year and other cruise companies, the Compensation Committees determined that overall management performance was better than the prior year. In addition to evaluating performance results in these areas, the Compensation Committees determined that the transition to new leaders at Carnival Cruise Lines, Cunard Line, Ocean Village, P&O Cruises and Princess Cruises and to a new corporate Chief Financial Officer was a significant accomplishment this year. In addition to achieving a high level of profitability in 2007, management took steps to lay a solid foundation for the future of the business.

The recommendations from Mr. Arison and Mr. Frank included specific comments on the performance of each NEO and other factors considered in developing the recommendations, including external market compensation data from the peer group and survey data as well as internal comparisons to other executives within Carnival Corporation & plc with similar levels of responsibility. Mr. Arison met with the Compensation Committees to discuss the performance of Mr. Frank.

At the request of the Compensation Committees, the Consultant prepared an analysis of historical compensation for Carnival Corporation & plc’s top corporate officers as compared to financial results, annual changes in revenues, operating income, earnings per share and equity market capitalization. The analysis also included external market references for total compensation and various elements (salary, annual cash bonus, and equity-based compensation).

After evaluating the performance results and accomplishments of Carnival Corporation & plc, assessing the historical compensation and financial results, and reviewing the market compensation data, the Compensation Committees awarded annual cash bonuses of $2,925,000 to Mr. Arison and $2,825,000 to Mr. Frank.

Mr. Frank provided the Compensation Committees with 2007 annual cash bonus recommendations for the two corporate NEOs who served as Chief Financial Officer during the year. During 2007, Mr. Cahill transitioned from Executive Vice President and Chief Financial Officer of Carnival Corporation & plc to President and Chief Executive Officer of Carnival Cruise Lines. Mr. Bernstein assumed the role of Senior Vice President and Chief Financial Officer of Carnival Corporation & plc during the year. The 2007 annual cash bonuses for both individuals were determined by the Compensation Committees on a discretionary basis. Following a review of their individual performance during fiscal 2007, consideration of external market references, internal comparisons to other executives with similar levels of responsibility and an assessment of historical compensation, Mr. Arison and Mr. Frank recommended the Compensation Committees approve a bonus of $1,000,000 for Mr. Cahill and a bonus of $350,000 for Mr. Bernstein. The recommendations reflected an evaluation that both executives transitioned into their new roles during the year and the fact that Carnival Corporation &

plc enjoyed a high level of profitability. With respect to Mr. Cahill, the recommended increase also reflected that his total direct compensation had been very low in relation to other peer group companies. After discussing the recommendations with Mr. Frank, the Compensation Committees approved the recommended bonuses for both NEOs.

CHIEF EXECUTIVE OFFICERS OF OPERATING UNITS. For the NEOs who were chief executive officers of an operating unit at the beginning of fiscal 2007, the annual cash bonuses are determined based on the financial performance of the respective operating unit. Specific formulae are contained in the employment agreements of Mr. Foschi and Mr. Ratcliffe, but generally adjust for non-recurring gains and losses. For a more detailed explanation of these agreements, please reference the exhibit index to the most recently filed Carnival Corporation & plc joint Annual Report on Form 10-K. The formula for Mr. Dickinson, the former President and Chief Executive Officer of the Carnival Cruise Lines division of Carnival Corporation, is contained in the Carnival Cruise Lines Management Incentive Plan (“CCL MIP”), which is described further below.

The annual cash bonus paid to Mr. Dickinson was determined based on the terms of the CCL MIP. The CCL MIP is intended to reward growth in profits and efficient management of capital. Under the CCL MIP, his bonus is based on the adjusted net income of Carnival Cruise Lines, which is net income (excluding net interest expense and any accrued expense related to the CCL Plan generated within each plan year), less 10% of average invested capital (which means shareholder equity plus external and intercompany debt after subtracting goodwill and construction-in-progress). The CCL MIP generates a bonus pool based on a percentage of adjusted net income less a charge tied to the average level of invested capital during the year. This bonus pool funding formula generally remains constant from year to year, although the Compensation Committees have approved adjustments to reflect changes in accounting principles or practices and other considerations.

Bonuses for individual participants in the CCL MIP reflect their allocated portion of the overall pool. Participants are not assigned target bonuses, and no specific financial goals or objectives were established when the plan was adopted. The current version of the CCL MIP was implemented during 2005, and Mr. Dickinson’s initial allocation of the pool was determined by the Compensation Committees after reviewing external compensation references, historical compensation and financial results, internal comparisons to compensation of other executives with similar levels of responsibility and financial forecasts and projected CCL MIP funding for the 2005, 2006 and 2007 fiscal years. Subsequent adjustments to Mr. Dickinson’s allocation primarily have reflected the addition of new participants to the CCL MIP or modifications to the allocations for existing participants whose role or responsibilities have changed. For fiscal 2007, the Compensation Committees approved Mr. Dickinson’s CCL MIP bonus of $943,317, which corresponded to 19.4% of the overall CCL MIP pool. This bonus decreased by $175,344 from the prior year’s CCL MIP bonus for Mr. Dickinson.

In addition, following Mr. Dickinson’s determination that he would retire from employment at the end of the 2007 fiscal year, the Compensation Committees approved a one-time payment of $250,000 to Mr. Dickinson paid on his retirement date of November 30, 2007, which was intended to be applied to post-retirement expenses. Mr. Dickinson continues to serve as a director of Carnival Corporation and Carnival plc after his retirement.

Mr. Foschi’s compensation is payable in euro. For purposes of this discussion, his compensation has been converted into U.S. dollars at the average exchange rate of the dollar for the 2007 fiscal year of $1.36:€1. The annual cash bonus of Mr. Foschi is determined in accordance with his service agreement pursuant to which he receives an annual guaranteed bonus of €669,000 ($909,840), plus an additional amount based on the compounded year-over-year percentage increases in consolidated adjusted net income of Costa from the base year (limited to an increase of 20% per year and adjusted to exclude non-recurring gains and losses). Based on this formula, Mr. Foschi’s total annual cash bonus for 2007 was €1,160,493 ($1,578,270), representing an increase of €201,594 ($274,168) from 2006 due to profit improvement of Costa.

The annual cash bonus for Mr. Ratcliffe is determined in accordance with his employment agreement pursuant to which he receives 0.25% of adjusted net income of the brands for which he was responsible during the fiscal year, being Cunard Line, Ocean Village, P&O Cruises, P&O Cruises (Australia), Princess Cruises, Princess Tours and Swan Hellenic, adjusted to exclude non-recurring gains and losses. Under the terms of that amended employment agreement, reasonable adjustments are made to net income to account for changes to accounting practices and policies, costs associated with the DLC structure and the allocated corporate interest expense. Mr. Ratcliffe’s bonus for 2007 of $1,777,990 decreased by $91,010 from 2006 reflecting the slightly lower adjusted net income achieved by the operating units under his direction. Pursuant to the terms of his employment agreement, half of his earned bonus is payable in the form of a conditional right to receive Carnival plc shares in three years under the terms of the Carnival plc Deferred Bonus and Co-Investment Matching Plan as described in the footnotes to the “Summary Compensation Table for Fiscal Year 2007.”

     C. 2008 Annual Cash Bonuses

In January 2008, the Compensation Committees adopted the Carnival Corporation & plc Management Incentive Plan (the “Corporate Plan”). The bonuses for the NEOs with company-wide roles will be determined under the Corporate Plan for fiscal 2008 and thereafter, unless the Corporate Plan is terminated by the Compensation Committees. The Corporate Plan is designed to focus the attention of the NEOs on achieving outstanding performance results as reflected by income from operations of Carnival Corporation & plc and other relevant measures.

At the beginning of each fiscal year the Compensation Committees will establish a “Target Bonus Opportunity” (in U.S. dollars), for each participant for the first year of his participation in the Corporate Plan. In the second and subsequent years of participation, the Target Bonus Opportunity for each participant shall be revised directly in proportion to the percentage change in the Operating Income Target for the new year as compared to the Operating Income Target of the prior year. The “Operating Income Target” for the each year will be equal to the projected Operating Income for the year that corresponds to the midpoint of the diluted earnings per share guidance publicly announced during the first month of the fiscal year by Carnival Corporation & plc. Operating Income is defined in the plan to mean the net income of Carnival Corporation & plc before interest income and expense, other non-operating income and expense and income taxes as reported by the Carnival Corporation & plc in its full year earnings report issued following each plan year. The Compensation Committees may, in their discretion, increase or decrease the Operating Income Target for any reason they deem appropriate. The Compensation Committees also have discretion to modify the Target Bonus Opportunity.

The Compensation Committees will also approve a schedule that calibrates the Operating Income Target for the year with the Target Bonus Opportunity for each participant. The performance range in the schedule shall be from 72% to 123% of the Operating Income Target with results at 72% or less producing a preliminary bonus amount equal to 50% of the Target Bonus Opportunity and at 123% or more producing a preliminary bonus amount equal to 150% of the Target Bonus Opportunity. Results from 97% to 103% of the Operating Income Target will result in a preliminary bonus amount equal to 100% of the Target Bonus Opportunity. The preliminary bonus amount for results between 72% and 97% as well as results between 103% and 123% will be calculated using interpolation.

Following the end of each fiscal year, the Compensation Committees will confirm the actual Operating Income for the year and the preliminary bonus amount for each participant. The Compensation Committees will then consider other factors deemed relevant to the performance of Carnival Corporation & plc. Factors that may be considered include the impacts of changes in accounting principles, unusual gains and/or losses and other events outside the control of management. The Compensation Committees will also consider other factors relevant to the performance of each participant such as successful implementation of strategic initiatives and business transactions, significant business contracts, departmental accomplishments, executive recruitment, new ship orders, and management of health, environment, safety and security matters. Based on such factors the Compensation Committees may increase or decrease the bonus to determine the final bonus amount. The final bonus amount shall not exceed 200% of the Target Bonus Opportunity of the participant.

The Compensation Committees have set the Target Bonus Opportunity for 2008 for the NEOs with company-wide roles as follows: $3,200,000 for Mr. Arison, $3,100,000 for Mr. Frank and $ 490,000 for Mr. Bernstein.

Equity-Based Compensation

     A. General

The Compensation Committees award equity-based compensation to NEOs to provide long-term incentives and align management and shareholder interests. Awards are granted pursuant to the Carnival Corporation 2002 Stock Plan or the Carnival plc 2005 Employee Share Plan, which have been approved by Carnival Corporation & plc’s shareholders. Mr. Arison, Mr. Frank, Mr. Cahill, Mr. Dickinson, Mr. Ratcliffe and Mr. Bernstein receive equity awards under the Carnival Corporation 2002 Stock Plan. Mr. Foschi receives awards under the Carnival plc 2005 Employee Share Plan. These awards are in the form of options, restricted shares and/or RSUs, which appreciate in value with continued favorable future performance of Carnival Corporation & plc. The equity-based compensation program is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future superior performance and align the interests of the executive with our shareholders’ interests. Existing ownership levels are not a factor in award determinations, as we do not want to discourage executives from holding significant amounts of Carnival Corporation & plc shares.

When the Compensation Committees set pay overall, they believe that a significant percentage of compensation should be equity-based, rather than paid in cash. The specific equity awards granted to NEOs reflect the desire of the Compensation Committees to have a substantial portion of compensation be in the form of equity-based compensation.

The number and form of equity awards granted annually to our NEOs are determined both in the discretion of the Compensation Committees and pursuant to certain agreements with certain NEOs. Messrs. Arison, Frank and Dickinson have entered into Long-Term Equity Incentive Compensation Agreements that provide for an annual grant of restricted shares. Mr. Ratcliffe’s employment agreement also provides for a fixed number of options to be awarded annually. These grants are subject to the Compensation Committees’ review of their performance taking into consideration each NEO’s long-term contributions. The terms of these agreements are described below under the “Grants of Plan Based Awards for Fiscal 2007” table.

The number of equity awards granted to NEOs is subjectively determined by the Compensation Committees after reviewing the recommendation of Mr. Arison and Mr. Frank, the size of the NEO’s prior year award and other elements of an NEO’s current year compensation. The Compensation Committees seek to keep total direct compensation competitive in relationship to the peer group. As such, the Compensation Committees also review the peer group and survey data for long-term incentive compensation provided by the Consultant to confirm that the value of an NEO’s aggregate equity-based compensation remains competitive in the marketplace. The Compensation Committees do not benchmark the value of equity-based compensation against market references. Rather, the peer group and survey data is used as a general reference to assist the Compensation Committees in their deliberations.

Historically, the Compensation Committees issued annual equity grants primarily at two times each year. Grants to employees of AIDA, Carnival UK, Costa, Holland America Line and Princess Cruises were made in February of each year and grants to corporate executives, employees of Carnival Corporation, Carnival Cruise Lines and Seabourn Cruise Line, and the outside directors were made each October. In addition, pursuant to individual Executive Long-Term Compensation Agreements, grants of restricted shares were made to Mr. Arison and Mr. Frank in January of each year. Mr. Dickinson was granted options and restricted shares in August of each year, pursuant to his individual Executive Long-Term Compensation Agreement.

In October 2007, the Compensation Committees approved changes to the equity-based incentive compensation practices affecting the form, vesting and timing of the equity-based incentive awards. The Compensation Committees considered and approved a recommendation by management that future equity-based awards will generally be made in the form of restricted shares or RSUs unless market trends and practices, expense implications, tax efficiencies or other considerations warrant reconsideration of the form of equity-based awards. When approving this change, the Compensation Committees reviewed alternative forms of equity-based incentives and took into consideration market trends and practices, the expense implications and tax efficiencies of alternative forms of awards and the intended purpose of the awards. Based on these considerations and the desire to have a common approach across the organization, the Compensation Committees determined that restricted stock and RSUs were the most appropriate vehicle for 2008. As a result of this change, no options are expected to be issued in fiscal 2008 pursuant to Carnival Corporation & plc’s equity-based plans and all participants will receive restricted shares or RSUs that will cliff vest after three years, in conformity with the UK Combined Code. In addition, the Compensation Committees also approved the consolidation of the grant of all employee equity awards to a single date in February of each year. The Compensation Committees believe that a common grant date in February of each year will permit them to consider the year-end results in making equity award determinations and will result in administrative efficiencies. As a result of this decision, the NEOs with company-wide roles did not receive equity-based awards in October 2007. Equity-based awards to those employees were postponed to February 2008. Consistent with this change, Mr. Arison’s and Mr. Frank’s Executive Long-Term Compensation Agreements were amended to provide that their equity awards will be made in February of each year, instead of January.

The UK Combined Code provides that share awards to executive directors should not vest, and options should not be exercisable, in less than three years. The terms of the Carnival Corporation 2002 Stock Plan and the Carnival plc 2005 Employee Share Plan give flexibility to the Compensation Committees to determine the vesting schedule applicable to awards of options, restricted shares and RSUs. Historically, such awards have been granted with pro rata vesting over five years or cliff vesting after three or five years. All awards granted since October 2007 have a three-year cliff vesting schedule. The Compensation Committees adopted this change in order to create consistent terms for equity based awards. The Compensation Committees approved the change after reviewing market trends and practices based on information prepared by its Consultant, determining that a three-year cliff vesting schedule was appropriate.

The vesting of equity-based awards made to the NEOs are not subject to performance criteria. While the UK Combined Code provides that performance criteria should apply to the vesting of equity-based incentive awards, the Compensation Committees have deemed it appropriate to take account of practice in Carnival Corporation & plc’s main market for executive talent, the U.S., and the need to be able to move senior executives around the organization. Although equity awards vest based on continued service, the experience and long-term performance of individuals is taken into account in determining the size of annual awards made to individual executives.

     B. Equity-Based Compensation for Fiscal 2007

In January 2007, the Compensation Committees approved grants of 60,000 restricted shares to Mr. Arison and 50,000 restricted shares to Mr. Frank under the Carnival Corporation 2002 Stock Plan pursuant to their Executive Long-Term Compensation Agreements and were contingent on the Compensation Committees determining that their long-term and recent performance was satisfactory. The Compensation Committees determined that Mr. Arison’s and Mr. Frank’s long-term and recent performance was satisfactory. In addition, after reviewing the long-term and recent performance of Mr. Cahill the Compensation Committees approved a grant of 10,000 restricted shares to Mr. Cahill. The Compensation Committees approved this grant of restricted shares in recognition of his successful completion of a number of initiatives, including the establishment of a corporate-wide financial system. The Compensation Committees also approved the grant in order to bring Mr. Cahill’s total direct compensation closer to the market median based on the peer group data.

In February 2007, the Compensation Committees considered the performance of the operating units directed by Mr. Foschi and approved discretionary grants to Mr. Foschi of 50,000 options and 10,000 RSUs under the Carnival plc 2005 Employee Share Plan. These grants were made to reward Mr. Foschi’s efforts in developing the business under his responsibility. When determining the size of Mr. Foschi’s discretionary awards, the Compensation Committees took into consideration that his operating units showed a combined modest increase in profit in 2006 and that the net income of the combined Costa-AIDA group was significantly higher year-over-year. Additionally, the Compensation Committees approved his equity awards based on his successful achievement of certain long-term initiatives, including the ordering of additional Costa and AIDA ships.

Mr. Ratcliffe’s employment agreement provides for an annual grant of 50,000 options to him, contingent upon a review of his performance by the Compensation Committees. In February 2007, the Compensation Committees considered the performance of the operating units directed by Mr. Ratcliffe as described above and approved the annual grant of 50,000 options to him under the Carnival Corporation 2002 Stock Plan. In February 2007, the Compensation Committees also approved a discretionary grant to Mr. Ratcliffe of 10,000 RSUs under the Carnival Corporation 2002 Stock Plan as additional compensation for his positive contributions, which included the profit improvement of his operating unit over the prior year and support of various corporate-wide initiatives. Specifically, Mr. Ratcliffe’s operating unit assisted in providing technological solutions for Holland America’s reservations systems and provided support for the establishment of a new company-wide financial system.

In July 2007, after consultation with Mr. Arison and Mr. Frank to assess Mr. Dickinson’s performance, the Compensation Committees approved grants of 80,000 options and 40,000 restricted shares under the 2002 Carnival Corporation Stock Plan to Mr. Dickinson on August 1, 2007. The size of these equity awards were established under his Executive Long-Term Compensation Agreement and were conditioned upon his satisfactory performance.

Additional equity-based compensation grants are expected to be granted to Messrs. Arison, Frank, Cahill and Bernstein in February 2008 based on their respective performance during fiscal year 2007. As described above, these NEOs non-contractual annual grants have historically been granted in October of each year, but will be received for this year in 2008 as a result of the Compensation Committees’ changes to the annual grant practices.

The number of options, restricted shares and RSUs granted to our NEOs in fiscal 2007 are shown in the “Grants of Plan Based Awards in Fiscal Year 2007” table and are included in the “Outstanding Equity Awards at Fiscal Year End” table.

Perquisites and Other Compensation

The NEOs are provided various perquisites believed by the Compensation Committees to be representative of common practices for executives in their respective countries. Some of Mr. Foschi’s and Mr. Ratcliffe’s perquisites and other benefits are provided pursuant to terms of their individual agreements and are consistent with the executive compensation practices where they reside. The Compensation Committees believe these benefits are standard in the hospitality industry. The Compensation Committees, with the assistance of the Consultant, review perquisites provided to the NEOs on a periodic basis and believe the perquisites provided by Carnival Corporation & plc continue to be a standard industry element of the overall compensation package used to attract and retain such officers. The last review by the Compensation Committees occurred in fiscal year 2006. The perquisites received by each NEO in fiscal 2007, as well as their incremental cost to Carnival Corporation & plc, are reported in the “Summary Compensation Table for Fiscal Year 2007” and its accompanying footnotes.

In February 2006, the Compensation Committees approved a policy to establish procedures and controls as to the authorized use of aircraft owned or chartered by Carnival Corporation & plc (the “Aircraft”). According to the policy, the Aircraft can only be used for business purposes, except that Mr. Arison and Mr. Frank (with the authorization of Mr.

Arison) are authorized to use the Aircraft for personal travel. Spouses may accompany these executives when traveling. Because there is no determinable incremental cost for this benefit, no amount is allocated for a spouse’s travel when accompanying an NEO traveling for business purposes in the “Summary Compensation Table for Fiscal Year 2007.” Personal use of the Aircraft is taxable to the NEOs as required by law.

POST-EMPLOYMENT COMPENSATION OBLIGATIONS

Carnival Corporation & plc does not have any change of control agreements that provide severance to our NEOs upon a change of control of Carnival Corporation & plc. With the exception of Mr. Foschi and Mr. Ratcliffe, we also do not have employment agreements with any of our NEOs that provide severance benefits in connection with an executive’s termination of employment. Under their employment agreements, Mr. Foschi and Mr. Ratcliffe are generally entitled to an amount equal to one-year base salary and bonus if their employment is terminated. The Compensation Committees believe that the severance benefits provided to Mr. Foschi and Mr. Ratcliffe under their employment agreements are reasonable and in accordance with market practice in Italy and the UK, respectively. Upon termination of employment for certain circumstances or upon a change of control, our NEOs may be entitled to receive accelerated vesting of equity awards. These benefits are provided under the terms of the plans pursuant to which the equity grants were awarded and under individual agreements with NEOs. The Compensation Committees believe these arrangements are reasonable and encourage an executive to comply with post-termination restrictive non-compete covenants and to cooperate with us both before and after their employment is terminated. In fiscal year 2007, the Compensation Committees did not modify any policy or agreement relating to benefits or payments to be received upon termination of employment or in connection with a change of control. The benefits that our NEOs will be eligible to receive in connection with termination of employment or upon a change of control are described in detail in this proxy statement under the heading “Potential Payments Upon Termination or Change of Control.”

Pensions and Deferred Compensation Plans

As part of the overall compensation program, Carnival Corporation & plc operates various group pension programs for its executives in which the NEOs also participate. Under the Carnival plc pension schemes, pension benefits are based solely on base salary and no other elements of compensation are taken into account when determining pension benefits. Under the Carnival Corporation pension programs, base salaries and annual cash bonuses are used to determine pension benefits. The Compensation Committees believe that these pension plans enhance our executive compensation package. The primary objective of our pension plans is to attract and retain our executives.

Certain of our NEOs receive retirement benefits under the Carnival Corporation Nonqualified Retirement Plan for Highly Compensated Employees (the “Retirement Plan”), the Carnival Corporation Supplemental Executive Retirement Plan (“Carnival SERP”) and the Princess Cruises Chief Executive Officer Supplemental Executive Retirement Plan (“Princess SERP”). Information regarding defined benefit retirement plan benefits for each of the NEOs is shown in the “Pension Benefits in Fiscal Year 2007” table. The benefit formula for these plans is described under the “Pension Benefits in Fiscal Year 2007” table.

Certain of our NEOs also participate in nonqualified deferred compensation plans established by Carnival Corporation or its affiliates. Carnival Corporation offers the Carnival Corporation Fun Ship Nonqualified Savings Plan (the “Savings Plan”), which is a nonqualified defined contribution plan whereby certain executives may defer salary and/or bonus amounts into the Savings Plan. No company contributions are made on behalf of the NEOs into this plan, however, because Mr. Bernstein is not a participant in the Retirement Plan which was closed to participation prior to his commencement of employment, Carnival Corporation matches 50% of every dollar Mr. Bernstein defers into the Savings Plan up to the lower of (i) 50% of the U.S. Internal Revenue Service qualified plan limitation (which was $15,500 for 2007) or (ii) 6% of his annual base salary (before any pre-tax contributions from his pay and taxes) and bonus. Additional information regarding the Savings Plan is described under the “Nonqualified Deferred Compensation in Fiscal Year 2007” table. The Princess Cruises Deferred Compensation Plan is a nonqualified plan that allows deferral of up to 50% of annual base salary and up to 100% of the cash portion of the participant’s bonus into the plan which is tracked to the investment experience of funds similar to those in the Princess Cruises Retirement Savings Plan, a 401(k) plan. No company contributions are made to this plan on behalf of the participant. Information regarding nonqualified deferred compensation for each of the NEOs is shown in the “Nonqualified Deferred Compensation in Fiscal Year 2007” table.

IMPACT OF REGULATORY REQUIREMENTS ON COMPENSATION

In making determinations regarding executive compensation, the Compensation Committees consider relevant issues relating to accounting treatment, tax treatment (both company and individual) and regulatory requirements. The global nature of Carnival Corporation & plc’s operations necessarily means that monitoring these technical issues and considering their potential impact on appropriate design and operation of executive remuneration programs is increasingly a complex exercise. Technical issues are evaluated along with Carnival Corporation & plc’s philosophy and objectives for executive compensation and its corporate governance principles.

On October 15, 2007, the Compensation Committees approved an amendment to the Carnival Corporation Supplemental Executive Retirement Plan (the “Carnival SERP”). The amendment provides, in accordance with the transition relief contained in U.S. Internal Revenue Service Notice 2006-79 and the applicable Section 409A Treasury Regulations, to allow new elections in 2007 as to the time and form of distributions under the Carnival SERP for amounts that are otherwise payable in 2008 or later. Accordingly, Mr. Frank elected to receive the lump sum present value of his benefit under the Carnival SERP of $3,577,847 in January 2008.

COMPENSATION COMMITTEES REPORT

The Compensation Committees have reviewed the Compensation Discussion and Analysis and discussed it with management. Based on its review and discussions with management, the Compensation Committees recommended to our boards of directors that the Compensation Discussion and Analysis be included in the company’s Annual Report on Form 10-K for 2007 and the Carnival Corporation & plc 2008 proxy statement. This report is provided by the following independent directors, who comprise the Compensation Committees:

The Compensation Committee	The Compensation Committee
of Carnival Corporation	of Carnival plc
Arnold W. Donald, Chairman	Arnold W. Donald, Chairman
Richard J. Glasier	Richard J. Glasier
Baroness Hogg	Baroness Hogg

EXECUTIVE COMPENSATION

Although Carnival Corporation and Carnival plc are two separate entities with separate officers, our business is run by a single management team. The following table sets forth the annual compensation for our Chief Executive Officer, our Chief Financial Officer and our four other most highly compensated executive officers for the year ended November 30, 2007. During 2007 both Mr. Cahill and Mr. Bernstein served in the capacity of Chief Financial Officer during a portion of the fiscal year. Accordingly, both of these individuals have been included in the “Summary Compensation Table for Fiscal Year 2007.” Because Mr. Foschi lives in Italy, his compensation is payable in euro. These amounts have been converted into U.S. dollars at the average exchange rate of the dollar for the 2007 fiscal year of $1.36:€1.

Summary Compensation Table for Fiscal Year 2007

							Change in
							Pension Value
						Non-Equity	and
						Incentive	Nonqualified
						Plan	Deferred	All Other
				Stock	Option	Compen-	Compensation	Compen-
Name and	Fiscal	Salary(1)	Bonus	Awards(2)	Awards(2)	sation(1)	Earnings(3)	sation(4)
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	Total ($)
Micky Arison	2007	850,000	—	3,689,123	1,879,529	2,925,000	69,875	336,688	9,750,215
Chairman of the Board &
CEO
David Bernstein(5)	2007	269,596	—	0	158,043	350,000	—	77,193	854,832
Senior Vice President &
CFO
Gerald R. Cahill(5)	2007	625,000	—	168,248	654,499	1,000,000	343,435	42,841	2,834,023
President and CEO of
Carnival Cruise Lines;
Former Executive Vice
President & CFO
Robert H. Dickinson	2007	763,000	250,000 (6)	4,062,348	2,647,822	943,317 (7)	585,033	100,514	9,352,034
Former President & CEO
of Carnival Cruise Lines
Pier Luigi Foschi	2007	1,244,400 (8)	909,840 (8)	194,428	1,663,810	668,430 (8)	—	312,149	4,993,057
Chairman and CEO of
Costa Crociere S.p.A.
Howard S. Frank	2007	750,000	—	2,610,000	1,113,260	2,825,000	— (9)	243,383	7,541,643
Vice Chairman of the
Board & COO
Peter G. Ratcliffe	2007	1,150,000	—	1,374,495 (10)	1,034,700	888,995 (11)	1,207,677	82,519	5,738,386
CEO of P&O Princess
Cruises International

(1)	Represents annual base salaries and annual cash bonuses earned during the fiscal year, including amounts deferred under the Carnival Corporation Fun Ship Nonqualified Savings Plan, which have been included in the “Nonqualified Deferred Compensation for Fiscal Year 2007” table below.
(2)	The amounts included in the table above represent the dollar amount recognized for financial reporting purposes with respect to fiscal year 2007, computed in accordance with the provisions of SFAS No. 123(R) related to grants of Carnival Corporation restricted shares, RSUs and options to these NEOs in fiscal year 2007 and in prior years. Represents restricted shares, RSUs and options in respect of Carnival Corporation common stock except the Carnival plc shares issued to Mr. Ratcliffe as described in note (10) below and RSUs issued to Mr. Foschi. Refer to note (2) of the “Director Compensation for Fiscal Year 2007” table for a description of the method used to determine the value and expense of the equity awards and the assumptions used. Prior to the adoption of SFAS 123(R) in 2006 it was our policy to expense over the vesting period without regard to retirement eligibility. Because Mr. Dickinson retired in 2007, $1,159,184 of option expenses were recognized in fiscal 2007 on an accelerated basis. For the grant date fair value of equity awards granted to the NEOs in 2007, see the “Grants of Plan-Based Awards in

Fiscal Year 2007” table. For the number of outstanding equity awards held by the listed officers at fiscal year-end, see the “Outstanding Equity Awards at 2007 Fiscal Year-End” table. For the proceeds actually received by the listed officers upon exercise of options granted in prior years or the vesting of restricted shares or RSUs, see the “Option Exercises and Stock Vested for Fiscal Year 2007” table.
(3)	Represents the actuarial increase during fiscal year 2007 in the pension value for the plans in which each NEO participates. Carnival Corporation & plc does not pay above-market rates under its nonqualified deferred compensation plans. A description of these benefits is set forth below the “Pension Benefits in Fiscal Year 2007” and “Nonqualified Deferred Compensation Benefits in Fiscal Year 2007” tables.
(4)	See the “All Other Compensation Table” below for additional information.
(5)	Mr. Cahill served as Executive Vice President and Chief Financial Officer until July 9, 2007, when he assumed the role of President and Chief Executive Officer of Carnival Cruise Lines and Mr. Bernstein succeeded him as Senior Vice President and Chief Financial Officer.
(6)	Represents a one-time payment of $250,000 to Mr. Dickinson paid on his retirement date of November 30, 2007, which was intended to be applied to post-retirement expenses.
(7)	Represents amounts payable to Mr. Dickinson pursuant to the CCL MIP as described in the section entitled “2007 Annual Cash Bonuses- Chief Executive Officers of Operating Units.”
(8)	Mr. Foschi’s base salary was €915,000 (which included a non-competition payment of €115,000), his guaranteed bonus was €669,000 and his non-equity incentive compensation was €491,493, calculated in accordance with his service agreement as described in the section entitled “Compensation Discussion and Analysis.”
(9)	The net present value of Mr. Frank’s benefit from the Retirement Plan and the Carnival SERP decreased from the prior year by $118,451.
(10)	Includes the expense associated with SFAS No. 123(R) associated with Carnival plc shares issued to Mr. Ratcliffe in respect of 50% of Mr. Ratcliffe's annual bonus pursuant to the terms of the Carnival plc Deferred Bonus and Co-Investment Matching Plan.
(11)	Represents cash amounts payable to Mr. Ratcliffe under his employment agreement pursuant to which he receives an annual bonus contingent upon the adjusted net income of certain specified cruise and tour brands, consisting of Cunard Line, Ocean Village, P&O Cruises, P&O Cruises (Australia), Princess Cruises, Princess Tours and Swan Hellenic units. The cash amount represents 50% of Mr. Ratcliffe's bonus, the other 50% will be granted in February 2008 in the form of a conditional right to receive shares of Carnival plc pursuant to the Carnival plc Deferred Bonus and Co-Investment Matching Plan.

All Other Compensation Table

The following table describes each component of the All Other Compensation column in the “Summary Compensation Table for Fiscal Year 2007” above.

	Micky	David	Gerald R.	Robert H.	Pier Luigi	Howard S.	Peter G.
	Arison	Bernstein	Cahill	Dickinson	Foschi	Frank	Ratcliffe
Item	($)	($)	($)	($)	($)	($)	($)
Employer contributions to Defined	—	16,818	—	—	—	—	13,912
Contribution Plans
Private medical/health insurance costs	29,446	46,853	20,915	20,915	—	21,731	12,440
and premiums(1)
Long-term disability insurance premiums	882	882	882	882	—	882	11,308
Automobile lease or allowance	13,141	8,100	7,870	9,630	55,144	21,488	10,713
Personal use of aircraft(2)	170,448	—	—	—	—	133,308	—
Other personal air travel(3)	—	—	6,912	41,974	—	5,864	—
Tax planning and return preparation	—	4,000	4,870	24,775	—	39,169	2,500
services
Health or other club memberships	—	—	—	—	—	4,339	10,145
Personal use of sporting event tickets(4)	115,884	—	—	—	—	14,877	—
Living accommodations	—	—	—	—	150,787	—	—
Driver and Security	5,869	—	—	—	85,535	—	12,174
Gross-up for taxes	—	—	—	—	20,683	—	9,327
Other(5)	1,018	540	1,392	2,338	—	1,725	—
Total	336,688	77,193	42,841	100,514	312,149(6)	243,383	82,519

(1)	Our NEOs are eligible to participate in an executive health insurance program which includes a fully insured plan and a secondary self-funded plan. Amounts reported represent the cost of the premiums paid on an NEO’s behalf under these plans plus the amounts reimbursed by the company under the self-funded plan through January 25, 2008. NEOs participating in this plan have until May 31, 2008 to submit their 2007 claims for reimbursement, and as a result, these amounts may increase. The maximum amount that may be reimbursed in any year under the secondary plan is $100,000. Mr. Ratcliffe also participates in a supplemental executive health insurance plan. Amounts reported for Mr. Ratcliffe represent the sum of any claims reimbursed to him in fiscal 2007 under that plan as well as certain fees and administrative costs.
(2)	Represents the aggregate incremental cost to Carnival Corporation for travel not related to company business. The aggregate incremental cost for the use of Company’s aircraft for personal travel is calculated by multiplying the hourly variable cost rate for the aircraft used by the hours used. The hourly variable cost rate primarily includes fuel, airport handling and other fees, aircraft repairs and maintenance, and catering. The variable cost rate is reviewed annually by the Company and adjusted as necessary to reflect changes in costs.
(3)	Represents the cost of commercial airline tickets provided to the NEO or his family.

(4)	Our NEOs may receive airline tickets at no cost that are either purchased by Carnival Corporation & plc or made available to them through a frequent flier program. Amounts reported represent the cost of tickets purchased by Carnival Corporation & plc used by the NEO or his family members on non- business occasions.
(5)	This item reports the total amount of other benefits provided, none of which individually exceeded the greater of $25,000 or 10% of the total amount of these benefits for the named executive. These other benefits include: accidental death or dismemberment, life and auto insurance premiums, automobile repairs and expenses and the opportunity to travel on Carnival Corporation & plc cruise lines for reduced fares.
(6)	Mr. Foschi’s perquisites amounted to €229,521.

Additional information with respect to Carnival plc's compensation and reimbursement practices during fiscal 2007 for non-employee (or non-executive) directors is included in Part II of the Carnival plc Directors' Remuneration Report, which is attached as Annex B to this proxy statement.

Grants of Plan-Based Awards in Fiscal Year 2007

The following table provides information on equity awards and non-equity awards granted to the NEOs during fiscal 2007.

			Estimated	Estimated		All Other		Closing
			Possible Payouts	Future Payouts	All Other Stock	Option Awards:	Exercise	Market	Grant Date
			Under Non-	Under Equity	Awards:	Number of	or Base	Price on	Fair Value
			Equity Incentive	Incentive Plan	Number of	Securities	Price of	Option	of Stock
			Plan Awards(1)	Awards(2)	Shares of Stock	Underlying	Option	Grant	and Option
	Grant	Approval	($)	($)	or Units(3)	Options(4)	Awards(4)	Date	Awards(5)
Name	Date	Date	Target	Target	(#)	(#)	($/sh)	($/sh)	($)
Micky Arison	1/22/2007				60,000				3,132,000
			2,600,000(6)
David			245,000(6)
Bernstein
Gerald R.	1/22/2007				10,000				522,000
Cahill
			920,000(6)
Robert H.			1,118,661(7)
Dickinson
	8/1/2007	7/16/2007(8)			40,000				1,777,800
	8/1/2007	7/16/2007(8)				80,000	44.445	44.80	772,000
Pier Luigi	2/20/2007				10,000				507,078
Foschi
	2/20/2007					50,000	50.700(9)	50.62(9)	645,500
			394,263(10)
Howard S.	1/22/2007				50,000				2,610,000
Frank
			2,500,000(6)
Peter G.	2/20/2007				10,000				485,500
Ratcliffe
	2/20/2007					50,000	48.550	48.90	596,000
			934,500(11)
	2/21/2007	2/20/2007		934,500(12)					934,500(12)

(1)	This column shows the potential value of the payout of the annual cash bonuses under the various annual cash incentive plan plans for each NEO for fiscal year 2007 performance. The actual amount of a NEO’s annual cash bonus paid in 2008 for fiscal year 2007 performance is shown in the “Summary Compensation Table for Fiscal 2007” under the “Non-Equity Incentive Plan Compensation” column. Each of the various annual cash incentive bonus plans do not set specific target payouts based on performance. The target amounts reflected in this column are estimated payouts based on either (1) the target annual bonus opportunity for executives in company-wide roles or (2) the amounts earned for fiscal year 2006 under the various plans in which chief executive officers of operating units participate. For a more detailed description of the potential payout under each plan, see the description in the Compensation Discussion and Analysis under the section “2007 Annual Cash Bonuses.”
(2)	This column shows the value of shares that may be earned under any equity incentive plan in which an NEO participates for fiscal year 2007.
(3)	This column shows the number of restricted shares of Carnival Corporation common stock granted to the NEOs in fiscal 2007 granted under the Carnival Corporation 2002 Stock Plan, with the exception of Mr. Foschi who received Carnival plc RSUs granted under the Carnival plc 2005 Employee Share Plan and Mr. Ratcliffe who received Carnival Corporation RSUs granted under the Carnival Corporation 2002 Stock Plan. The restricted shares have the same rights with respect to dividends and other distributions as all other outstanding shares of Carnival

Corporation common stock. RSUs do not receive dividends or have voting rights. Each RSU is credited with dividend equivalents equal to the value of cash and stock dividends paid on Carnival Corporation common stock or Carnival plc ordinary shares, and interest shall be credited on the amount of cash dividend equivalents at a rate of 2% per annum. The cash and stock dividend equivalents will be distributed to Mr. Foschi and Mr. Ratcliffe upon the settlement of the RSUs upon vesting.
(4)	This column shows the number of Carnival Corporation options granted under the Carnival Corporation 2002 Stock Plan, with the exception of Mr. Foschi who received Carnival plc options granted under the Carnival plc 2005 Employee Share Plan. In accordance with the terms of the Carnival Corporation 2002 Stock Plan, the exercise price of the Carnival Corporation options is equal to the average of the highest and lowest sale prices reported as having occurred on the New York Stock Exchange on the grant date. In accordance with the terms of the Carnival plc 2005 Employee Share Plan, the exercise price of the Carnival plc options is equal to the closing middle market quotation for a Carnival plc share as derived from the Daily Official List of the London Stock Exchange on the grant date.
(5)	The amounts in this column are the full grant date values of the option and stock awards made in fiscal year 2007 calculated in accordance with SFAS 123(R), which were determined based on the assumptions set forth in footnotes 2 and 12 in the Carnival Corporation & plc financial statements for the year ended November 30, 2007. Unless otherwise noted, the value for Carnival plc shares has been converted from sterling into U.S. dollars based on the February 20, 2007 exchange rate of $1.95:£1. These amounts were neither paid to any NEO nor recognized by Carnival Corporation & plc as compensation expense in fiscal year 2007 under SFAS No.123(R).
(6)	Represents an estimated annual cash bonus for each NEO in a company-wide role based on the award earned by each NEO in fiscal year 2006.
(7)	Represents an estimated annual cash bonus for Mr. Dickinson under the Carnival Cruise Lines Management Incentive Plan for fiscal year 2007 based on the award earned under the plan for fiscal year 2006 performance.
(8)	In accordance with Mr. Dickinson’s Executive Long-Term Compensation Agreement, his equity awards are granted effective August 1st of each year.
(9)	The exercise price of £26.00 and the closing price of £25.96 have been converted into $50.70 and $50.62, respectively, based on the February 20, 2007 exchange rate of $1.95:£1.
(10)	Represents an estimated annual cash bonus for Mr. Foschi in accordance with his service agreement for fiscal year 2007 based on his award earned under the plan for fiscal year 2006 performance. This amount was payable in euro and has been converted into U.S. dollars at the average exchange rate of the dollar for the 2007 fiscal year of $1.36: €1.
(11)	Represents an estimated annual cash bonus for Mr. Ratcliffe in accordance with his employment agreement for fiscal year 2007 based on the payout earned under the plan for fiscal year 2006 performance.
(12)	In accordance with Mr. Ratcliffe’s employment agreement, 50% of his annual bonus is payable in cash and 50% is payable in the conditional right to receive shares of Carnival plc in accordance with the terms of the Carnival plc Deferred Bonus and Co-Investment Matching Plan. The amount shown represents an estimate of the dollar value of the bonus payable in shares for fiscal 2007 performance based on the dollar value payable in shares for fiscal year 2006 performance under that plan. For fiscal 2006 performance, Mr. Ratcliffe was awarded a conditional right to receive 18,445 shares of Carnival plc based on a per share price determined based on the mid-market closing sale price reported as having occurred on the London Stock Exchange on February 21, 2007 of £25.95. The right to receive any shares earned for fiscal 2007 will be awarded to Mr. Ratcliffe in February 2008 and will be released from restriction in February 2011 in accordance with the terms of the Carnival plc Deferred Bonus and Co-Investment Matching Plan and his employment agreement.

Executive Long-Term Compensation Agreements. In 1998 Carnival Corporation entered into Executive Long-Term Compensation Agreements with Mr. Arison, Mr. Frank and Mr. Dickinson. These agreements provide that during the term of such officer's employment, Carnival Corporation will provide equity-based compensation (in addition to his annual compensation consisting of a base salary and annual cash bonus) in the form of annual equity awards, contingent upon a satisfactory review of the performance of the officer, as follows: Mr. Arison, 60,000 restricted shares and 120,000 options to purchase common stock; Mr. Frank, 50,000 restricted shares and 100,000 options to purchase common stock; and Mr. Dickinson, 40,000 restricted shares and 80,000 options to purchase common stock.

As discussed in the Compensation Discussion and Analysis, as a result in the Compensation Committees’ changes to the equity-based incentive compensation practices affecting the form, vesting and timing of the equity-based incentive awards, Mr. Arison and Mr. Frank did not receive equity-based awards in October 2007. Together with other employees, their equity-based awards were postponed to February 2008. Consistent with those changes, in January 2008, Mr. Arison and Mr. Frank agreed to amend their Executive Long-Term Compensation Agreements to convert the portion of their annual grants issued in the form of options to restricted shares. Consequently, with respect to grants to be made in 2008 and beyond, Mr. Arison and Mr. Frank will not receive any grants of options pursuant to these agreements and will be eligible to receive annual grants of 84,000 and 70,000 restricted shares, respectively. The restricted shares issued to Mr. Arison and Mr. Frank will cliff vest after a period of three years and will be subject to the forfeiture provisions described in the section entitled “Potential Payments upon Termination or Change in Control.” Mr. Dickinson retired so his agreement was not amended.

Employment Agreements

Pier Luigi Foschi. Mr. Foschi entered into an agreement on February 10, 2005 setting forth the contractual and economic terms of his post as Chairman of the Board and Chief Executive Officer of Costa Crociere S.p.A. (“Costa”). The agreement provides for twelve month terms which automatically renew unless either party gives 60 days advance written notice. Mr. Foschi’s annual base salary compensation is a minimum of €757,000 and his bonus calculation is based on a year-over-

year percentage increase in consolidated net income for Costa, adjusted to exclude non-recurring gains and losses. The bonus increase for subsequent years is limited to a cumulative 20% per year on a compounded basis over the term of the agreement resulting from renewal. If consolidated net income of Costa is lower than the prior year, the bonus would be reduced by the percentage in net decrease, but no lower than a base bonus of €669,000.

Mr. Foschi’s agreement also contains a non-competition provision whereby he may not undertake to operate in favor of companies in competition with Costa nor acquire a shareholding in such companies (unless the company is a listed company, in which case his ownership may not exceed 2%), entice away any of Costa’s suppliers of goods or services, nor induce any employee to resign in order to enter into an employment or independent contractor relationship in favor of other cruise vessel operators or owners.

If Mr. Foschi’s agreement is terminated by Costa for reasons other than Mr. Foschi’s breach of his obligations under the agreement or because Mr. Foschi is removed as a director of Costa for cause, or if Mr. Foschi resigns with cause under Italian law or as a result of a change of control of Costa, Mr. Foschi is entitled to a termination payment equal to his annual base salary, the annual non-competition compensation of €115,000, and a bonus equal to the bonus paid the year prior to termination (unless in the case of a change of control an alternative contractual arrangement is entered into with the new controlling group).

Peter G. Ratcliffe. Mr. Ratcliffe entered into an employment agreement on April 17, 2003 setting forth the contractual and economic terms of his post as Chief Executive Officer of P&O Princess Cruises International. That agreement was amended in July of 2004 and January of 2008, with those changes reflected in this description. Mr. Ratcliffe’s minimum base salary is $1,100,000 and his annual bonus per fiscal year is equal to 0.25% of adjusted net income from the operations of Cunard Line, Ocean Village, P&O Cruises, P&O Cruises (Australia), Princess Cruises and Princess Tours. Net income is calculated in accordance with U.S. GAAP and excludes any items determined by outside auditors to be “extraordinary, unusual or infrequently occurring events and transactions.” Reasonable adjustments to net income may also be made to account for changes in accounting practices and policies, costs associated with the DLC structure and the allocated corporate interest expense.

Fifty percent of any bonus is payable in cash and the other fifty percent may be paid in the form of a conditional right to receive shares of Carnival plc pursuant to the Carnival plc Deferred Bonus and Co-Investment Matching Plan. Subject to satisfactory performance, Mr. Ratcliffe is also eligible to receive 10,000 RSUs pursuant to the amended and restated Carnival Corporation 2002 Stock Plan, as amended, at the same time other senior executives are granted equity awards under that plan.

Trade secrets and other confidential information may not be disclosed or used by Mr. Ratcliffe without the prior written consent of the Chairman or Vice Chairman of the boards. Further, within five days after our request or five days after termination of employment, all documents, records and other data must be returned to us. A non-competition restrictive covenant is also in place to prevent Mr. Ratcliffe from engaging in competitive business activities and soliciting our employees for a period of 12 months after his employment terminates. In January 2008, the Compensation Committees approved an amendment to the employment agreement with Mr. Ratcliffe to convert the annual grant issued in the form of options to RSUs. Mr. Ratcliffe, who will retire effective March 6, 2008, will be eligible under his employment agreement to receive 10,000 RSUs in 2008 with respect to his services during 2007. These RSUs will cliff vest after a period of three years and will be subject to the forfeiture provisions described in the section entitled “Potential Payments Upon Termination or Change of Control.”

Outstanding Equity Awards at 2007 Fiscal Year-End

The following table provides information with respect to outstanding Carnival Corporation options, restricted shares and RSUs held by the NEOs as of November 30, 2007, except for the options and RSUs issued to Mr. Foschi and the equity incentive plan shares issued to Mr. Ratcliffe, which are Carnival plc ordinary shares.

	Option Awards				Stock Awards
								Equity
								Incentive
							Equity	Plan
							Incentive	Awards:
							Plan	Market or
							Awards:	Payout
							Number of	Value of
	Number					Market	Unearned	Unearned
	of	Number of				Value of	Shares,	Shares,
	Securities	Securities			Number of	Shares or	Units or	Units or
	Underlying	Underlying			Shares or	Units of	Other	Other
	Unexercised	Unexercised	Option		Units of Stock	Stock That	Rights	Rights That
	Options	Options	Exercise	Option	That Have	Have Not	That Have	Have Not
	(#)	(#)	Price(1)	Expiration	Not Vested	Vested(2)	Not Vested	Vested(2)
Name	Exercisable	Unexercisable	($)	Date	(#)	($)	(#)	($)
Micky Arison	120,000	0	45.38	1/11/2009	60,000(3)(4)	2,707,200
	120,000	0	43.56	1/26/2010	60,000(4)(5)	2,707,200
	240,000	0	29.81	1/8/2011	60,000(4)(6)	2,707,200
	120,000	0	22.57	10/8/2011	60,000(4)(7)	2,707,200
	96,000	24,000(9)	27.88	12/2/2012	60,000(4)(8)	2,707,200
	96,000	24,000(10)	34.45	10/13/2013
	72,000	48,000(11)	49.09	10/18/2014
	48,000	72,000(12)	46.61	10/18/2012
	24,000	96,000(13)	47.83	10/16/2013
TOTAL	936,000	264,000			300,000

David Bernstein	8,000	0	45.38	1/11/2009
	10,000	0	43.56	1/26/2010
	0	2,000(9)	27.88	12/2/2012
	2,400	2,400(10)	34.45	10/13/2013
	7,200	4,800(11)	49.09	10/18/2014
	4,800	7,200(12)	46.61	10/18/2012
	2,400	9,600(13)	47.83	10/16/2013
TOTAL	34,800	23,600

Gerald R. Cahill	20,000	0	45.38	1/11/2009	10,000(8)	451,200
	30,000	0	43.56	1/26/2010
	6,000	0	22.57	10/8/2011
	6,000	6,000(9)	27.88	12/2/2012
	24,000	6,000(10)	34.45	10/13/2013
	30,000	20,000(11)	49.09	10/18/2014
	20,000	30,000(12)	46.61	10/18/2012
	10,000	40,000(13)	47.83	10/16/2013
TOTAL	146,000	102,000			10,000

Robert H. Dickinson	80,000	0	37.94	8/1/2008	32,000(14)	1,443,840
	64,000	0	45.88	8/1/2009	40,000(15)	1,804,800
	64,000	16,000(16)	34.25	8/1/2013	40,000(17)	1,804,800
	48,000	32,000(18)	46.23	8/2/2014	40,000(19)	1,804,800
	32,000	48,000(20)	52.19	8/1/2015	40,000(21)	1,804,800
	16,000	64,000(22)	38.46	8/1/2013	40,000(23)	1,804,800
	0	80,000(24)	44.45	8/1/2014
TOTAL	304,000	240,000			232,000

	Option Awards				Stock Awards
								Equity
								Incentive
							Equity	Plan
							Incentive	Awards:
							Plan	Market or
							Awards:	Payout
							Number of	Value of
	Number					Market	Unearned	Unearned
	of	Number of				Value of	Shares,	Shares,
	Securities	Securities			Number of	Shares or	Units or	Units or
	Underlying	Underlying			Shares or	Units of	Other	Other
	Unexercised	Unexercised	Option		Units of Stock	Stock That	Rights	Rights That
	Options	Options	Exercise	Option	That Have	Have Not	That Have	Have Not
	(#)	(#)	Price(1)	Expiration	Not Vested	Vested(2)	Not Vested	Vested(2)
Name	Exercisable	Unexercisable	($)	Date	(#)	($)	(#)	($)
Pier Luigi Foschi	150,000	50,000(25)	53.00	2/25/2012	10,000(26)	441,400
	28,800	0	59.28	10/17/2014	10,000(27)	441,400
	58,264	0	59.28	10/17/2014
	0	21,200(28)	61.01	4/13/2015
	16,000	24,000(29)	59.97	10/17/2013
	10,000	40,000(30)	66.52	2/20/2013
	0	50,000(31)	54.08	2/19/2014
TOTAL	263,064	185,200			20,000
Howard S. Frank	100,000	0	45.38	1/11/2009	50,000(3)(32)	2,256,000
	100,000	0	43.56	1/26/2010	20,000(3)	902,400
	0	20,000(9)	27.88	12/2/2012	50,000(5)	2,256,000
	20,000	20,000(10)	34.45	10/13/2013	50,000(6)	2,256,000
	60,000	40,000(11)	49.09	10/18/2014	50,000(75)	2,256,000
	40,000	60,000(12)	46.61	10/18/2012	50,000(8)	2,256,000
	20,000	80,000(13)	47.83	10/16/2013
TOTAL	340,000	220,000			270,000

Peter G. Ratcliffe	30,000	20,000(33)	43.61	4/21/2014	10,000(34)	451,200
	20,000	30,000(35)	50.23	4/14/2015	10,000(36)	451,200
	10,000	40,000(37)	51.38	2/21/2013	10,000(38)	451,200
	0	50,000(39)	48.55	2/20/2014	10,000(40)	451,200
							14,812(41)	653,802
							16,553(42)	730,649
							18,445(43)	814,162
TOTAL	60,000	140,000			40,000		49,810

(1)	Option exercise prices indicate rounding with respect to prices prior to 2002 which extended to four decimal places. Options issued to Mr. Foschi are in Carnival plc shares, which are priced in British Pounds Sterling. These option prices have been converted into the figures above based on the November 30, 2007 exchange rate of $2.08:£1.
(2)	Market value of the stock awards is based on the closing price of Carnival Corporation common stock on November 30, 2007 of $45.12, except for the Carnival plc shares awarded to Mr. Ratcliffe under the Carnival plc Deferred Bonus and Co-Investment Matching Plan and the RSUs awarded to Mr. Foschi under the Carnival plc 2005 Employee Share Plan which are based on the closing price of Carnival plc shares on November 30, 2007 of £21.22, which has been converted into $44.14 based on the November 30, 2007 exchange rate of $2.08:£1.
(3)	Restriction lapses on January 7, 2008.
(4)	All shares are transferred upon issuance from Mr. Arison to the Nickel 2003 Revocable Trust of which Mr. Arison is a beneficiary.
(5)	Restriction lapses on January 30, 2009.
(6)	Restriction lapses on January 17, 2010.
(7)	Restriction lapses on January 23, 2011.
(8)	Restriction lapses on January 22, 2012.
(9)	Options granted December 2, 2002 and vest 20% per year on the first through the fifth anniversaries of the grant date.

(10)	Options granted October 13, 2003 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(11)	Options granted October 18, 2004 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(12)	Options granted October 18, 2005 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(13)	Options granted October 16, 2006 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(14)	Restriction lapses on April 17, 2008; all shares were transferred to the Dickinson Enterprises Limited Partnership.
(15)	Restriction lapses on August 1, 2008; all shares were transferred to the Dickinson Enterprises Limited Partnership.
(16)	Options granted August 1, 2003 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(17)	Restriction lapses on August 2, 2009; all shares were transferred to the Dickinson Enterprises Limited Partnership.
(18)	Options granted August 2, 2004 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(19)	Restriction lapses on August 1, 2010; all shares were transferred to the Dickinson Enterprises Limited Partnership.
(20)	Options granted August 1, 2005 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(21)	Restriction lapses on August 1, 2011; all shares were transferred to the Dickinson Enterprises Limited Partnership.
(22)	Options granted August 1, 2006 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(23)	Restriction lapses on August 1, 2012; all shares were transferred to the Dickinson Enterprises Limited Partnership.
(24)	Options granted August 1, 2007 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(25)	Options granted February 26, 2004 and vest 25% per year on the first through the fourth anniversaries of the grant date.
(26)	Restriction on the RSUs lapses on February 20, 2011.
(27)	Restriction on the RSUs lapses on February 19, 2012.
(28)	Options granted April 14, 2005 and vest 100% per year on the third anniversary of the grant date.
(29)	Options granted October 18, 2005 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(30)	Options granted February 21, 2006 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(31)	Options granted February 20, 2007 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(32)	A gift of 2,000 shares was made to each of the Cassidy B. Woolworth 2001 Irrevocable Trust and Jackson S. Woolworth Irrevocable Trust.
(33)	Options granted April 21, 2004 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(34)	Restriction lapses on January 30, 2009. Mr. Ratcliffe does not have the right to vote or direct the sale of those shares.
(35)	Options granted April 14, 2005 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(36)	Mr. Ratcliffe has a conditional right to receive RSUs on January 17, 2010. He does not have the right to vote or direct the sale of those shares.
(37)	Options granted February 21, 2006 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(38)	Mr. Ratcliffe has a conditional right to receive RSUs on February 21, 2011. He does not have the right to vote or direct the sale of those shares.
(39)	Options granted February 20, 2007 and vest 20% per year on the first through the fifth anniversaries of the grant date.
(40)	Mr. Ratcliffe has a conditional right to receive RSUs on February 20, 2012. He does not have the right to vote or direct the sale of those shares.
(41)	Mr. Ratcliffe has a conditional right to receive Carnival plc shares under the Carnival plc Deferred Bonus and Co-Investment Matching Plan that vest in February 2008.
(42)	Mr. Ratcliffe has a conditional right to receive Carnival plc shares under the Carnival plc Deferred Bonus and Co-Investment Matching Plan that vest in February 2009.
(43)	Mr. Ratcliffe has a conditional right to receive Carnival plc shares under the Carnival plc Deferred Bonus and Co-Investment Matching Plan that vest in February 2010.

Option Exercises and Stock Vested for Fiscal Year 2007

The following table provides information for the listed officers on (1) option exercises during fiscal 2007, including the number of shares acquired upon exercise and the value realized and (2) the number of shares acquired upon the vesting of restricted shares and RSUs and the value realized, each before the payment of any applicable withholding tax and broker commissions. The exercise prices reported in the notes below indicate rounding since prices prior to 2000 extended to four decimal places.

	Option Awards(1)		Stock Awards(1)
	Number of		Number of
	Shares		Shares
	Acquired	Value Realized	Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
Micky Arison	120,000	2,265,450	60,000	3,074,100
David Bernstein	13,200	254,756	—	—
Gerald R. Cahill	—	—	—	—
Robert H. Dickinson	—	—	72,000	3,271,240
Pier Luigi Foschi	—	—	—	—
Howard S. Frank	100,000	2,047,600	70,000	3,586,450
Peter G. Ratcliffe	—	—	9,271	468,000

(1)	Represents shares of Carnival Corporation common stock, except for the shares acquired by Mr. Ratcliffe upon vesting are Carnival plc shares. The value of Carnival Corporation shares realized on exercise or vesting has been determined using the average of the highest and lowest sale prices reported as having occurred on the New York Stock Exchange on the date of exercise in the case of options or vesting date in the case of stock awards. The Carnival plc shares realized on vesting has been determined based on the average of the highest and lowest sale prices reported as having occurred on the London Stock Exchange on the vesting date of £25.885, which has been converted into $50.48 based on an exchange rate of $1.95:£1.

Pension Benefits in Fiscal Year 2007

The following table provides information regarding defined benefit retirement plan benefits for each of the NEOs. Mr. Arison, Mr. Cahill, Mr. Dickinson and Mr. Frank participate in the Carnival Corporation Nonqualified Retirement Plan for Highly Compensated Employees. Mr. Dickinson and Mr. Frank also participate in the Carnival Corporation Supplemental Executive Retirement Plan (the “Carnival SERP”). Mr. Ratcliffe participates in the P&O Princess Cruises Pension Scheme (the “P&O Pension Scheme”) and the Princess Cruises Chief Executive Officer Supplemental Executive Retirement Plan (the “Princess SERP”). No pension benefits were paid to any of the NEOs in the last fiscal year.

		Number of Years	Present Value of	Payments During Last
		Credited Service(1)	Accumulated Benefit(2)	Fiscal Year
Name	Plan Name	(#)	($)	($)
Micky Arison	Retirement Plan	30	1,042,230	0
David Bernstein	None	—	—	—
Gerald R. Cahill	Retirement Plan	13	1,671,163	0
Robert H. Dickinson	Retirement Plan	30	10,318,475	0
	Carnival SERP	25	2,346,372
Pier Luigi Foschi	None	—	—	—
Howard S. Frank	Retirement Plan	30	15,150,710	0
	Carnival SERP	25	3,516,046
Peter G. Ratcliffe	P&O Princess Cruises Pension Scheme	35	16,751,184	0
	Princess SERP	37	0

(1)	Credited service for benefit calculation purposes under the Retirement Plan and the Carnival SERP is limited to 30 and 25 years, respectively, while actual credited service for Messrs. Arison, Dickinson and Frank exceeds these amounts. In consideration of Mr. Frank’s forfeiture of retirement benefits from his prior employer, in April 1995, the Carnival Corporation Compensation Committee approved an agreement with Mr.

Frank whereby Carnival Corporation agreed to compensate Mr. Frank upon his retirement for benefits he would have received if he had been credited with an additional 13 years of service in addition to the actual years of credited service. The additional 13 years of credited service increased the present value of Mr. Frank's benefits in total under the two plans at December 1, 2007 by $4,309,136.
(2)	The present value of benefits was calculated based on the interest assumptions used to calculate the fiscal 2007 year end liabilities for each of the plans as disclosed in note 12 to the financial statements in the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2007. Specifically, for the Retirement Plan, present values were calculated using an interest rate of 5.75% and the mortality assumption used was the 1983 Group Annuity Mortality Table for males with a 2-year setback. For the Carnival SERP, present values were calculated using a 4.77% interest rate and the mortality assumption used was the 1994 Group Annuity Reserving Table used to determine lump sum payments in 2007. For the P&O Princess Cruises Pension Scheme and Princess SERP, present value was calculated using a 6% interest rate, and the mortality assumption used was the 1994 Uninsured Pensioner Mortality Table (Projection Scale AA) mortality table and an assumed post-retirement cost of living adjustment of 2.5%.

Carnival Corporation & plc operates various group pension programs for its executives in which the NEOs also participate. Under the Carnival plc pension schemes, in line with UK best practice, pension benefits are based solely on base salary and no other elements of compensation are taken into account when determining pension benefits. Under the Carnival Corporation pension programs, base salaries and annual cash bonuses are used to determine pension benefits.

Mr. Arison, Mr. Cahill, Mr. Dickinson and Mr. Frank participate in the Retirement Plan. The Retirement Plan is unfunded and is not qualified for U.S. tax purposes. Benefits under the Retirement Plan are calculated based on their length of service with Carnival Corporation and the average of their five highest consecutive years of compensation out of the last ten years of service. The elements of compensation to determine their benefit are their base salary and annual cash bonus. Each of them have vested in accordance with the terms of the Retirement Plan. Benefits under the Retirement Plan are paid as a continuous and certain annuity for 5 or 10 years, a 50% or 100% joint and survivor annuity, or as a single lump sum. The normal form of payment is a continuous and certain annuity for five years. Benefits payable in other forms are actuarially equivalent. At December 1, 2007, the annual accrued benefit payable as a five-year certain and continuous annuity under the Retirement Plan to Messrs. Cahill, Dickinson and Frank are $267,733, $960,278 and $1,461,394, respectively.

Mr. Dickinson and Mr. Frank also participate in the Carnival SERP. The Carnival SERP is also unfunded and is not qualified for U.S. tax purposes. The Carnival SERP provides a benefit equal to 50% of the participant’s highest cash compensation in any 12 month period within the last sixty months. The Carnival SERP benefit is offset for any benefit payable under the Retirement Plan and for Social Security benefits. The Carnival SERP benefits are paid as a continuous and certain annuity for 5, 10, 20 or 30 years, a 50% or 100% joint and survivor annuity, or as a single lump sum. At December 1, 2007, the annual accrued benefit payable as a five-year certain and continuous annuity under the Carnival SERP to Mr. Dickinson and Mr. Frank are $194,122 and $301,470, respectively.

Each of the Retirement Plan and the Carnival SERP provides a reduced early retirement benefit at age 55 after completion of 15 years of service. The normal retirement age under both plans is age 65. Benefits under the Retirement Plan are reduced by 6% for each year (1/2% for each month) that the participant retires before age 65. Benefit under the Carnival SERP shall be reduced by 3% for each year (1/4% for each month) that the participant retires before age 65. Mr. Arison is currently eligible for early retirement under the Retirement Plan.

Carnival Corporation has a benefit limitation policy for the Retirement Plan which only applies to Mr. Arison. We have limited the annual compensation covered by the Retirement Plan for the calendar year 2007 for Mr. Arison to $333,422 (as may be indexed). Based on Mr. Arison's level of compensation and his 30 credited years of service, the annual estimated benefits payable under the Carnival Corporation Retirement Plan to Mr. Arison at age 65 would be a life annuity (five-year certain benefit) $147,491 or a lump sum of $1,042,230. The Carnival Corporation Retirement Plan does not reduce benefits on account of Social Security (or any other benefit), other than as reflected in the benefit formula which is integrated with Social Security.

Mr. Ratcliffe is entitled to receive retirement benefits from the P&O Pension Scheme, a UK Inland Revenue registered defined benefit scheme. Effective April 5, 2006, all future accruals under the plan ceased. Mr. Ratcliffe is eligible to receive retirement benefits under the Princess SERP. The Princess SERP is unfunded and not qualified for U.S. tax purposes, although the company has established a “rabbi trust” to pay benefits. Under the Princess SERP, Mr. Ratcliffe receives the same retirement benefits he would have received under the P&O Pension Scheme had his benefits continued to accrue. Any payments under the Princess SERP are reduced by payments received under the P&O Pension Scheme. Mr. Ratcliffe is scheduled to retire on March 6, 2008, at the age of 60, which is the normal retirement age for these plans. As a result, he will receive unreduced benefits under these programs.

Under the P&O Pension Scheme and the Princess SERP, Mr. Ratcliffe is entitled to receive a retirement benefit equivalent to 1/60th of final salary for his first 17 years of service plus 1/45th of final salary per year of service thereafter. Final salary means Mr. Ratcliffe’s base salary (excluding bonus and other items) during his final 12 months of employment. The normal form of benefit is an annuity payable for the life of Mr. Ratcliffe with a reduced survivor benefit for his spouse. If there is no surviving spouse, Mr. Ratcliffe may designate an alternate beneficiary for a lump sum payment, subject to plan limits. Upon retirement, the benefit is subject to an annual cost-of-living adjustment not to exceed 5%.

Mr. Bernstein and Mr. Foschi do not participate in any defined benefit pension plans sponsored by Carnival Corporation or Carnival plc.

Nonqualified Deferred Compensation in Fiscal Year 2007

	Executive	Registrant		Aggregate	Aggregate Balance
	Contributions in	Contributions in	Aggregate Earnings	Withdrawals/	at Last
	Last FY(1)	Last FY(2)	in Last FY	Distributions	FYE
Name	($)	($)	($)	($)	($)
Micky Arison	0	0	0	0	0
David Bernstein	21,700	16,818	43,595	0	530,539
Gerald R. Cahill	690,000	0	463,368	0	6,677,186
Robert H. Dickinson	700,000	0	1,005,043	0	11,632,642
Pier Luigi Foschi	0	0	0	0	0
Howard S. Frank	2,500,000	0	1,652,140	2,767,534	16,487,413
Peter G. Ratcliffe	0	0	26,160	0	405,100

(1)	These amounts are included under the “Salary,” “Bonus” and/or “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table for Fiscal Year 2007.”
(2)	These amounts are included in the “All Other Compensation” column of the “Summary Compensation Table for Fiscal 2007.”

Carnival Corporation has established the Carnival Corporation Fun Ship Nonqualified Savings Plan (the “Savings Plan”), which is a nonqualified defined contribution plan for U.S. tax purposes. Mr. Cahill, Mr. Bernstein, Mr. Dickinson and Mr. Frank may defer salary and/or bonus amounts into the Savings Plan. No company contributions are made on behalf of Mr. Cahill, Mr. Dickinson and Mr. Frank into this plan as a result of their continued participation in the Retirement Plan. Although the Savings Plan is unfunded, Carnival Corporation has established a “rabbi trust” that holds any executive deferrals and company contributions to the Savings Plan.

Benefits are paid based on the participant’s form and timing elections made in accordance with applicable Section 409A Treasury Regulations. Generally, the NEO must decide to defer at least six months prior to the close of the fiscal year in which the compensation is earned. Benefits are based on the participant’s deferrals of cash compensation and associated earnings and losses based on the investment allocation selected by the participant. The investment options available to participants in the Savings Plan are identical to those available to participants in the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan, except for the money market investment option. A participant may change his or her investment allocation at any time.

Because Mr. Bernstein is not a participant in the Retirement Plan which was closed to participation prior to his commencement of employment, for every dollar Mr. Bernstein defers into the Savings Plan, Carnival Corporation will match 50% up to the lower of (ii) 50% of the U.S. Internal Revenue Service qualified plan limitation (which was $15,500 for 2007) or (ii) 6% of his eligible pay. “Eligible pay” includes regular pay (before any pre-tax contributions from his pay and taxes) and bonus. Carnival Corporation may also make profit sharing contributions into the Savings Plan based upon his eligible pay and years of service according to the following schedule:

Award
Years of Service	(% of Eligible Pay)
Less than 2	0%
2-5	1%
6-9	2%
10-13	3%
14-16	5%
17-19	7%
20-22	9%
23-25	12%
26 and over	15%

As of November 30, 2007, Mr. Bernstein had nine years of service.

Mr. Ratcliffe participates in the Princess Cruises Deferred Compensation Plan. This nonqualified plan allows Mr. Ratcliffe to defer up to 50% of his annual base salary and up to 100% of the cash portion of his bonus into the plan which is tracked to the investment experience of funds similar to those in the Princess Cruises Retirement Savings Plan, a 401(k) plan. The Princess Cruises Deferred Compensation Plan is unfunded, but the company has established a “rabbi trust” to hold executive deferrals to the plan. No company contributions are made to this plan on Mr. Ratcliffe’s behalf. Mr. Ratcliffe did not make any deferrals into this plan for the 2007 fiscal year.

Additional information with respect to pension plan arrangements for Carnival plc for the financial year ended November 30, 2007 is included in Part I of the Carnival plc Directors' Remuneration Report included in this proxy statement as the Compensation Discussion and Analysis and Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this proxy statement.

Potential Payments Upon Termination or Change of Control

Each of our NEOs is eligible to receive certain payments and benefits in connection with termination of employment under various circumstances. The potential benefits payable to our NEOs in the event of termination of employment under various scenarios on November 30, 2007 are described below. Mr. Dickinson retired effective November 30, 2007. Accordingly, any additional compensation that was paid to Mr. Dickinson upon his retirement is described below.

In addition to benefits described below, NEOs will be eligible to receive any benefits accrued under Carnival Corporation & plc broad-based benefit plans, such as distributions under life insurance and disability benefits and accrued vacation pay, in accordance with those plans and policies. These benefits are generally available to all employees. Our NEOs will also be eligible to receive any account balances at the 2007 fiscal year under our nonqualified deferred compensation plans and programs as set forth in the “Nonqualified Deferred Compensation for Fiscal Year 2007” table in accordance with their payout election. Our NEOs will also be eligible to receive any vested benefits under our pension programs upon termination of employment in accordance with those plans and policies. These benefits are described in the “Pension Benefits for Fiscal Year 2007” table and the description that follows that table. With the exception of a death benefit offered under the P&O Princess Cruises Pension Scheme, there are no special or enhanced executive benefits under our pension and nonqualified deferred compensation plans and programs, and all of our NEOs are fully vested in those benefits.

Severance Benefits

It is the policy of the Compensation Committees for executive officers to have notice periods, if any, of not more than 12 months in duration. Following U.S. accepted practice on remuneration, the policy of the Compensation Committees has been not to enter into service contracts with U.S. executives. The Compensation Committees will continue to have regard to the individual circumstances of each case taking account of best practice in the UK and the U.S. and the expected cost to Carnival Corporation & plc of any termination of an executive’s employment arrangements. Details of individual termination arrangements for the NEOs are set out below:

	Effective date of	Unexpired term of contract		Compensation for loss of
Name	service contract	from November 30, 2006	Notice period	office
Micky Arison	None(1)	None	None	None
David Bernstein	None	None	None	None
Gerald R. Cahill	None	None	None	None
Robert H. Dickinson	None(1)	None	None	None
Pier Luigi Foschi	Dec. 1, 2004	12 months	12 months	1x annual base salary
and bonus
Howard S. Frank	None(1)	None	None	None
Peter G. Ratcliffe	April 17, 2003	Term continues until	12 months	1x annual base salary
		termination of contract		and bonus

(1)	Messrs. Arison, Dickinson and Frank only have Executive Long-Term Compensation Agreements. Nothing in those agreements confers a right to be employed by Carnival Corporation and no notice period to terminate the agreements applies.

In accordance with U.S. practice, Messrs. Arison, Bernstein, Cahill, Dickinson and Frank have no employment agreements and no entitlement to severance except for possible retention of unvested options, restricted share awards or RSUs depending on the circumstances of their separation of employment discussed below. As shown in the above chart, Mr. Foschi and Mr. Ratcliffe may be eligible to receive 12 months of base salary and annual cash bonus if their employment is terminated for certain reasons as described in the section entitled “Potential Payments Upon Termination or Change of Control.” The only NEOs with agreements regarding their employment are Mr. Foschi and Mr. Ratcliffe. In line with U.S. practice, the annual cash bonus forms part of the severance for Mr. Foschi and Mr. Ratcliffe.

Under the terms of Mr. Ratcliffe’s employment agreement, he would be entitled to an amount equal to unpaid salary through the termination date, bonus for the completed fiscal year and one year’s salary and bonus (where bonus is based on the amount paid for the prior fiscal year) in the event his employment is terminated by the company without cause or if he terminated employment for good reason. If Mr. Ratcliffe’s employment had terminated on November 30, 2007 under these circumstances, he would have received a severance payment equal to one year’s base salary of $1.15 million plus a bonus equal to his prior fiscal year’s bonus of $1,869,000 plus a bonus payment for the completed fiscal year equal to $1,777,990. “Cause” means any of the following acts (i) his conviction of, or plea of guilty to, a felony (excluding traffic offenses) or another crime involving theft or conversion of significant property of the company, (ii) failure to substantially perform his duties as required under his employment agreement after receipt of a demand for substantial performance is issued, (iii) illegal or gross misconduct in connection with the performance of his duties and responsibilities that results in substantial damage to the company or (iv) willful and material breach of the confidentiality provisions of his employment agreement. “Good reason” is defined as (i) a material breach of the employment agreement by P&O Princess Cruises International, (ii) ceasing to have primary authority and responsibility of operations of the Princess cruise brand, (iii) ceasing to be a member of the board of directors other than by his voluntary resignation, or (iv) relocation of his office greater than 50 miles from Santa Clarita, California. In the event of termination of employment under these circumstances, he would also be eligible to receive health and medical benefits and company paid long term disability insurance for 12 months valued at $23,748 as well as other benefits valued at $46,972. Other benefits include an auto allowance, club dues and a gross-up for taxes. In the event of death, Mr. Ratcliffe’s estate would also be eligible to receive a death benefit under the Princess SERP equal to four times his base salary. If his employment terminated as a result of death on November 30, 2007, his estate would have been eligible to receive a lump sum payment under the Princess SERP equal to approximately $4.6 million. Mr. Ratcliffe announced his retirement from employment effective March 6, 2008. No additional compensation is due after that date. In accordance with his employment agreement, Mr. Ratcliffe retains his options, share awards and RSUs, subject to certain exceptions.

If Mr. Foschi’s agreement is terminated by Costa for reasons other than Mr. Foschi’s breach of his obligations under the agreement or because Mr. Foschi is removed as a director of Costa for cause, or if Mr. Foschi resigns with cause under Italian law or as a result of a change of control of Costa, Mr. Foschi is entitled to a termination payment equal to his annual base salary, the annual non-competition compensation of €115,000, and a bonus equal to the bonus paid the year prior to termination (unless, in the case of a change of control, an alternative contractual arrangement is entered into with the new controlling group). If Mr. Foschi’s employment had terminated on November 30, 2007 under these circumstances, he would have received a severance payment equal to one year’s base salary of $1,244,400 (which includes the annual non-competition compensation of $156,400) plus a bonus equal to his prior fiscal year’s bonus of $1,304,103. These amounts would be payable in euro. For purposes of this discussion, his potential compensation has been converted into U.S. dollars at the average exchange rate of the dollar for the 2007 fiscal year of $1.36: €1.

Equity-Based Compensation

Vesting of options, restricted shares and RSUs on termination of an NEO is dependent upon the reasons the NEO is terminated. Under the Carnival plc 2005 Employee Share Plan and Carnival Corporation 2002 Stock Plan and the associated equity award agreement, all options, restricted shares and RSUs not vested at the time of termination of employment will lapse with the exception of retirement, death or disability. In the case of retirement, depending on the NEO’s years of service and age, the options and share awards will vest according to the vesting schedule. In the case of shares awarded to Mr. Ratcliffe under the Carnival plc Deferred Bonus and Co-Investment Matching Plan, share awards continue to be subject to the provisions of the plan until the end of the retention period following termination of employment.

Awards granted to Mr. Bernstein, Mr. Cahill and Mr. Foschi are subject to these standard terms, except for restricted shares issued to Mr. Cahill and certain RSUs issued to Mr. Foschi. Mr. Arison, Mr. Dickinson and Mr. Frank have Executive Long-Term Compensation Agreements that provide for accelerated or continued vesting of awards upon termination of employment under certain circumstances described below. Absent an Executive Long-Term Compensation Agreement or an employment and/or equity award agreement specifying a different treatment, equity awards held by NEOs will be treated according to the respective provisions of the plans described further below.

Following termination of employment, in order for vesting of their equity awards to continue, Mr. Arison, Mr. Dickinson and Mr. Frank must comply with post–termination restrictive covenants set forth in their Executive Long-Term Compensation Agreements. Mr. Cahill must comply with post–termination restrictive covenants set forth in his restricted stock agreement.

Carnival Corporation 2002 Stock Plan

All NEOs except Mr. Foschi receive equity awards under the Carnival Corporation 2002 Stock Plan. The terms of the Carnival Corporation 2002 Stock Plan and the equity award agreements applicable to participants generally provide that upon termination for death or disability all unvested equity awards will immediately vest. Upon retirement, defined as an employee being at least 55 years of age with 15 years of service or at least 65 years of age with five years of service, awards continue to vest according to their terms as though employment had not ended. Upon voluntary termination prior to qualifying for retirement, all unvested equity awards are forfeited. Upon a change of control, all options become immediately exercisable and the restricted period on all restricted shares and RSUs immediately expires. Change of control means the occurrence of any of the following (i) the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (A) the then outstanding shares of common stock of Carnival Corporation or (B) the combined voting power of the then outstanding voting securities of Carnival Corporation & plc entitled to vote generally in the election of directors, except that this provision does not apply to affiliated companies or the Arison family, (ii) incumbent directors cease to constitute at least a majority of the boards of directors, (iii) the dissolution or liquidation of Carnival Corporation, (iv) the sale, transfer or other disposition of all or substantially all of the business or assets of Carnival Corporation, or (v) the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving Carnival Corporation that requires the approval of the shareholders, whether for such transaction or the issuance of securities in the transaction.

Individual Arrangements Related to Equity Awards under the Carnival Corporation 2002 Stock Plan

Micky Arison and Howard S. Frank. Mr. Arison and Mr. Frank have entered into Executive Long-Term Compensation Agreements with Carnival Corporation that contain additional provisions pertaining to all of their equity awards under the Carnival Corporation 2002 Stock Plan. These agreements include provisions that differ from the standard terms of the plan described above that result in the vesting of awards upon termination of employment under certain circumstances. If their employment is terminated without cause, options will continue to vest according to their terms, and restricted share awards will continue to vest in 20% annual installments on each of the first through fifth anniversaries of the date of grant of the award. If employment terminates due to diagnosis of a terminal medical condition or if Mr. Arison voluntarily terminates his employment after attaining age 60, all of their respective outstanding equity awards will continue to vest according to their original vesting schedule. For purposes of the agreement, “cause” is defined as any action or inaction which constitutes fraud, embezzlement, misappropriation, dishonesty, breach of trust, a felony or moral turpitude, as determined by the board of directors.

If Mr. Arison voluntarily terminates his employment before age 60, or if the Compensation Committees elect to reduce the number of restricted shares granted under the agreement, then his restricted share awards will continue to vest according to an alternate vesting schedule. The alternate vesting schedule allows Mr. Arison to retain 20% per year beginning with the first anniversary date of the restricted shares grant. Any restricted shares remaining unvested after application of this alternate vesting schedule are forfeited. If termination occurs before the first anniversary date of the grant, all restricted shares are forfeited. The provisions of this paragraph are not applicable to Mr. Frank.

Mr. Arison and Mr. Frank’s Executive Long-Term Compensation Agreements also contain confidentiality and non-compete provisions that restrict them from competing with Carnival Corporation for five years after employment terminates. They will be subject to the confidentiality restrictions indefinitely. If they breach either of these provisions, they will forfeit the right to receive all unvested and unexercised equity awards.

Robert H. Dickinson. Mr. Dickinson retired from employment effective November 30, 2007. All equity awards will continue to vest according to their terms unless Mr. Dickinson breaches the non-competition or confidentiality provisions of his Executive Long-Term Compensation Agreement. The agreement contains a non-compete restriction that restricts

Mr. Dickinson from competing with Carnival Corporation for five years after his employment terminates. He will be subject to the confidentiality restrictions indefinitely. If he breaches these provisions, he will forfeit the right to receive all unvested and unexercised equity awards.

Peter G. Ratcliffe. Generally, Mr. Ratcliffe’s employment agreement provides that equity awards are to be governed by the provisions of the Carnival Corporation 2002 Stock Plan. However, the agreement also includes provisions that differ from the standard terms of the plan described above that result in the vesting of awards upon termination of employment under various scenarios. If Mr. Ratcliffe terminated his employment as a result of “good reason,” his equity awards will continue to vest according to their terms as if he were still employed. If Mr. Ratcliffe’s employment terminates due to diagnosis of a terminal medical condition, all of his outstanding equity awards will continue to vest according to their original vesting schedule.

Mr. Ratcliffe’s employment agreement also contains confidentiality, non-compete and intellectual property rights restrictions. The non-competition restriction is effective for 12 months post termination. He is subject to the confidentiality and intellectual property restrictions indefinitely. If Mr. Ratcliffe materially breaches the non-competition, nondisclosure or intellectual property provisions of his employment agreement he will forfeit any unexercised options.

Carnival plc Executive Share Option Plan

Mr. Foschi is the only NEO that holds outstanding options under this plan. Mr. Foschi receives the same treatment as other Carnival Executive Share Option Plan participants generally. Under the terms of the plan and Mr. Foschi’s award agreements, upon termination for cause or voluntary termination, all options will be forfeited. Upon change of control or termination of employment for retirement, injury, disability, ill health or termination by Carnival plc without cause, all options will vest and become exercisable. Change of control is defined to mean (i) a person, alone or in concert with others making a general offer to acquire the whole of the share capital of Carnival plc, (ii) a person becoming bound or entitled to give notice under sections 428 to 430F of the Companies Act 1985 to acquire shares, (iii) a court directing that a meeting of the holders of shares be convened pursuant to section 425 of the Companies Act 1985 for the purposes of considering a scheme of arrangement of Carnival plc or its amalgamation with any other company or companies and the scheme of arrangement being approved by the shareholders’ meeting or sanctioned by the court, or (iv) notice being duly given of a resolution for the voluntary winding-up of Carnival plc. Cause is not specifically defined in this plan.

Carnival plc 2005 Employee Share Plan

Mr. Foschi is the only NEO that receives awards under the Carnival plc 2005 Employee Share Plan. Mr. Foschi receives the same treatment under the Carnival plc 2005 Employee Share Plan as other participants generally, except with respect to termination in the event of disability as described in the section entitled “Individual Arrangements Related to Equity Awards under the Carnival plc Equity Plans.” All awards vest upon termination of employment for death. Upon retirement, if the participant is at least 55 years of age with 15 years of service or at least 65 years of age with five years of service, all awards will continue to vest according to their terms as if employment had not been terminated. Upon a change of control, all options will vest. Change of control is defined to mean the occurrence of any of the following (i) a person (either alone or together with any person acting in concert with him) obtaining control of Carnival plc as a result of a general offer or otherwise for the whole of the share capital of Carnival plc (other than those shares which are already owned by him and/or any person acting in concert with him), (ii) the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (A) the then outstanding shares of Carnival plc or (B) the combined voting power of the then outstanding voting securities of Carnival plc entitled to vote generally in the election of directors, except that this provision does not apply to affiliated companies or members of the Arison family, (iii) incumbent directors cease to constitute at least a majority of the boards of directors, (iv) a person becoming bound or entitled to give notice under sections 428 to 430F of the Companies Act 1985 to acquire shares, (v) a court directing that a meeting of the holders of shares be convened pursuant to section 425 of the Companies Act 1985 for the purposes of considering a scheme of arrangement of Carnival plc or its amalgamation with any other company or companies and the scheme of arrangement being approved by the shareholders’ meeting or sanctioned by the court, (vi) notice being duly given of a resolution for the voluntary winding-up of Carnival plc, (vii) the sale, transfer or other disposition of all or substantially all of the business or assets of Carnival plc, or (viii) the completion of a reorganization, recapitalization, merger, consolidation, share exchange or similar form of corporate transaction involving Carnival plc that requires the approval of the shareholders, whether for such transaction or the issuance of securities in the transaction.

Carnival plc Deferred Bonus and Co-Investment Matching Plan

The Carnival plc Deferred Bonus and Co-Investment Matching Plan is used to award restricted shares to certain executives as part of the executive’s annual bonus. Mr. Ratcliffe is the only NEO that participates in this plan. Mr. Ratcliffe receives 50% of his annual bonus in the form of a conditional right to receive shares after a three-year retention period pursuant to terms of his employment agreement and the Carnival plc Deferred Bonus and Co-Investment Matching Plan. In the event of termination of employment due to injury, disability, ill health or retirement, these share awards continue to vest as if employment had not ended.

Individual Arrangements Related to Equity Awards under the Carnival plc Equity Plans

Pier Luigi Foschi. In the event of termination of employment as a result of disability, all of Mr. Foschi’s outstanding options and RSUs will vest. The confidentiality and non-competition provisions of Mr. Foschi’s service agreement have no impact on his equity awards; however, if he breaches these provisions, he will be obligated to make the cash payment specified in his service agreement.

Peter G. Ratcliffe. As noted above, Mr. Ratcliffe’s employment agreement contains terms that provide for accelerated or continued vesting of equity awards if his employment is terminated under various scenarios. His outstanding equity awards granted under the Carnival plc Deferred Bonus and Co-Investment Matching Plan are subject to these provisions as well as the standard provisions under the plan. If Mr. Ratcliffe’s employment is terminated as a result of “good reason” (as defined above), his equity awards will continue to vest according to their terms as if he were still employed. Upon termination as a result of death or disability, all restricted share and RSU awards will vest immediately. If Mr. Ratcliffe’s employment terminates due to retirement or diagnosis of a terminal medical condition, all restricted share and RSU awards will continue to vest according to their original vesting schedule.

The following chart shows the value of option, restricted share, and RSU awards that would have become vested, or that could have continued to vest, subject to any non-compete and confidentiality requirement, for termination of employment as of November 30, 2007. For this purpose, options were valued as the difference between the closing price of Carnival Corporation common stock or Carnival plc ordinary shares, as applicable, as of that date and the applicable exercise price of the options. Restricted shares and RSUs were valued based on the closing price of Carnival Corporation common stock or Carnival plc ordinary shares, as applicable, as of that date. The value for Carnival Corporation common shares is based on $45.12, which is the closing price reported as having occurred on the New York Stock Exchange on November 30, 2007 and the value for Carnival plc ordinary shares is based on $44.14, which is the closing price reported as having occurred on the London Stock Exchange on November 30, 2007 of £21.22, which has been converted at November 30, 2007 exchange rate of $2.08:£1. The value of options includes only those options with an exercise price above these closing prices. As described above, certain options, restricted shares or RSUs do not vest upon termination of employment, but continue to vest over time according to the terms of the relevant equity plan, or Executive Long-Term Compensation, employment, service or equity award agreements. The true value of these equity awards for future vesting periods is subject to market fluctuations occurring over time.

Acceleration of Equity Awards

				Death, Disability	Termination by
	Termination	Voluntary		or Change of	NEO with Good
	without Cause	Termination	Retirement	Control	Reason
	($)	($)	($)	($)	($)
Micky Arison	14,205,960	0	0	14,205,960	0
David Bernstein	0	0	0	60,098	0
Gerald R. Cahill	451,200	0	0	618,690	0
Robert H. Dickinson	0	0	11,122,000	11,122,000	0
Pier Luigi Foschi	0	0	882,752	882,752	0
Howard S. Frank	12,740,700	12,740,700	12,740,700	12,740,700	0
Peter G. Ratcliffe	4,033,494	0	1,804,800	4,033,494	4,033,494
Total	31,431,354	12,740,700	26,550,252	43,663,694	4,033,494

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees

PricewaterhouseCoopers LLP were the auditors of Carnival Corporation & plc during 2007 and 2006. Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for the years ended November 30, 2007 and 2006 are set forth below:

	Carnival	Carnival
	Corporation & plc	Corporation & plc
	2007	2006
	(in millions)	(in millions)
Audit Fees	$5.5	$4.9
Audit-Related Fees	0.3	0.0 (1)
Tax Fees	0.0	0.0
All Other Fees	0.0 (1)	0.0 (1)
Total	$5.8	$4.9

(1)	Less than $50,000.

Audit Fees for 2007 and 2006 were for professional services rendered for the integrated audits of the Carnival Corporation & plc consolidated financial statements and system of internal control over financial reporting, quarterly reviews of our joint Quarterly Reports on Form 10-Q, the audits of the Carnival plc IFRS annual consolidated financial statements, the standalone audits of Windstar Cruises, consents, a 2006 opinion on management's assessment of our effectiveness of internal control over financial reporting in connection with our compliance with Section 404 of the Sarbanes-Oxley Act of 2002, comfort letters, registration statements, statutory audits of various international subsidiaries and other agreed upon procedures.

Audit-Related Fees for 2007 were for due diligence acquisition work. Fees for 2006 were mostly for employee benefit plan audits.

All Other Fees for 2007 and 2006 were primarily for Immigration and Naturalization Service certifications and license fees for internal audit and accounting research software.

All of the services described above were approved by the Audit Committees, and in doing so, the Audit Committees did not rely on the de minimis exception set forth in Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Certified Public Accounting Firm

In December 2003, the Audit Committees adopted Key Policies and Procedures which address, among other matters, pre-approval of audit and permissible non-audit services provided by the independent registered certified public accounting firm. The Key Policies and Procedures require that all services to be provided by the independent registered certified public accounting firm must be approved by the Audit Committees prior to the performance of such services. The Audit Committees consider whether the services requested are consistent with the rules of the U.S. Securities and Exchange Commission on auditor independence.

REPORT OF THE AUDIT COMMITTEES

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate board of directors, each of which in turn has its own Audit Committee. In accordance with their charter, each Audit Committee assists the relevant board of directors in carrying out its oversight of:

  the integrity of the relevant financial statements;
  the company's compliance with legal and regulatory requirements;
  the auditors' qualifications and independence; and
  the performance of the company's internal audit functions and independent auditors.

Both Audit Committees are subject to the audit committee independence requirements under the corporate governance standards of the New York Stock Exchange and relevant U.S. Securities and Exchange Commission rules, and the Audit Committee of Carnival plc is also subject to the requirements of the UK Combined Code. The two Audit Committees have identical members and each currently consists of five independent (as defined by the listing standards of the New York Stock Exchange currently in effect and the UK Combined Code), non-employee directors. The Carnival Corporation board of directors has determined that Richard J. Glasier is both "independent" and an "audit committee financial expert," as defined by U.S. Securities and Exchange Commission rules. In addition, the Carnival plc board of directors has determined that Richard J. Glasier has "recent and relevant financial experience" for purposes of the UK Combined Code.

Management has primary responsibility for Carnival Corporation & plc's financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements. Carnival Corporation & plc's independent auditors are responsible for performing an independent audit of those financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committees are responsible for monitoring and overseeing the financial reporting process and the preparation of consolidated financial statements and for supervising the relationship between Carnival Corporation & plc and its independent auditors, as well as reviewing the group's systems of internal controls and compliance with the group Code of Business Conduct and Ethics. The Audit Committees have met and held discussions with management of Carnival Corporation & plc and the independent auditors. In this context, management represented to the Audit Committees that Carnival Corporation & plc's consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committees (i) reviewed and discussed Carnival Corporation & plc's audited consolidated financial statements for the year ended November 30, 2007 with Carnival Corporation & plc's management and with Carnival Corporation & plc's independent auditors; (ii) discussed with Carnival Corporation & plc's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; and (iii) received the written disclosures and the letter from Carnival Corporation & plc's independent accountants required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) and discussed with Carnival Corporation & plc's independent auditors the independent auditors’ independence. The Audit Committees also considered whether the provision to the relevant entity by the independent auditors of non-audit services was compatible with maintaining the independence of the independent auditors. Based on the reviews and discussions described above, the Audit Committees recommended to the boards of directors that the audited consolidated financial statements of Carnival Corporation & plc be included in Carnival Corporation & plc's Annual Report on Form 10-K for the year ended November 30, 2007 for filing with the U.S. Securities and Exchange Commission.

The Audit Committee	The Audit Committee
of Carnival Corporation	of Carnival plc
Richard J. Glasier, Chairman	Richard J. Glasier, Chairman
Richard G. Capen, Jr.	Richard G. Capen, Jr.
Modesto A. Maidique	Modesto A. Maidique
Stuart Subotnick	Stuart Subotnick
Laura Weil	Laura Weil

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review and Approval of Transactions with Related Persons

It is our practice to review all relationships and transactions in which Carnival Corporation & plc and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our legal department and corporate finance departments are primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. As required under U.S. Securities and Exchange Commission rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in our proxy statement. In addition, the boards review and approve or ratify any related person transaction involving a director regardless of the amount.

In the course of its review and approval or ratification of a related person transaction, the boards may consider the following factors:

  the nature of the related person’s interest in the transaction;
  the material terms of the transaction, including, without limitation, the amount and type of transaction;
  the importance of the transaction to the related person;
  the importance of the transaction to the Company;
  whether the transaction would impair the judgment of a director or executive officer to act in our best interest; and
  any other matters the boards deem appropriate.

Any member of the boards who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the board that considers the transaction.

Related Person Transactions

Transactions with Micky Arison. Micky Arison, our Chairman and Chief Executive Officer, is also the Chairman, President and the indirect sole shareholder of FBA II, Inc., the sole general partner of Miami Heat Limited Partnership ("MHLP"), the owner of the Miami Heat, a professional basketball team. He is also the indirect sole shareholder of Basketball Properties, Inc., the sole general partner of Basketball Properties, Ltd. ("BPL"), the manager and operator of American Airlines Arena. Pursuant to a five-year advertising and promotion agreement between Carnival Cruise Lines, MHLP and BPL effective July 2004, Carnival Cruise Lines paid approximately $264,400 in fiscal 2007 for the advertising and promotion of Carnival Cruise Lines during Miami Heat games and other events held at the American Airlines Arena, located in Miami, Florida.

In addition, in October 2004 Carnival Corporation entered into a seven-year agreement with BPL for the use of six courtside lounge seats at the Miami Heat games played at the American Airlines Arena and other public events at the arena. Under the agreement, Carnival Corporation agreed to pay $180,000 per year for the first five years, plus taxes, subject to a 5% increase in years six and seven.

Transactions with the Ted Arison Family Foundation USA, Inc. Shari Arison (Micky Arison's sister) is the Chairman of the Board of Trustees and President of the Ted Arison Family Foundation USA, Inc. (the "Foundation"), a charitable foundation established by Carnival Corporation's founder, Ted Arison. Carnival Corporation leases approximately 100 square feet of office space to the Foundation and employs one of its employees. During fiscal 2007, Carnival Corporation billed the Foundation $132,000 for both occupancy and other costs incurred by Carnival Corporation related to this employee. It is expected that Carnival Corporation will continue these arrangements with the Foundation in the future.

Registration Rights. Pursuant to a letter agreement (the "Trust Registration Rights Agreement") dated July 11, 1989, Carnival Corporation granted to the Ted Arison Irrevocable Trust (the "Irrevocable Trust") and the Arison Children's Irrevocable Trust (the "Children's Trust," and together with the Irrevocable Trust, the "Trusts") certain registration rights with respect to certain shares of Carnival Corporation common stock held for investment by the Trusts (the "Shares"). The beneficiaries of the Trusts included the children of Ted Arison, including Micky Arison, our Chairman of the boards and Chief Executive Officer, and Shari Arison. Effective December 26, 1991, the Children's Trust was divided into three separate continued trusts, including continued trusts for Micky Arison, Shari Arison and Michael Arison.

Under the Trust Registration Rights Agreement, Carnival Corporation has granted the Trusts demand and piggyback registration rights. Carnival Corporation is not required to effect any demand registration unless all of the Shares owned by either of the Trusts are included in the demand. Carnival Corporation has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Trusts, selling costs, underwriting discounts and applicable filing fees.

Under a registration rights agreement dated June 14, 1991, as amended by an amendment dated July 31, 1991 and a succession agreement dated May 28, 2002 (together, the "Arison Registration Rights Agreement"), Carnival Corporation granted certain registration rights to Ted Arison with respect to certain shares of common stock beneficially owned by him (the "Arison Shares") in consideration for $10,000. The registration rights were held by the Estate of Ted Arison. The Estate of Ted Arison subsequently transferred the Arison Shares to the Nickel 1997 Irrevocable Trust (formerly known as The 1997 Irrevocable Trust of Micky Arison), the Artsfare 1992 Irrevocable Trust (formerly known as the Ted Arison 1992 Irrevocable Trust for Lin No. 2) and the Eternity Four Trust (formerly known as the Ted Arison 1994 Irrevocable Trust for Shari No. 1) (collectively, the "Family Trusts"). The Arison Registration Rights Agreement provides the Family Trusts and certain transferees with demand and piggyback registration rights. Carnival Corporation has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Family Trusts, selling costs, underwriting discounts and applicable filing fees.

Agreements with A. Kirk Lanterman. In 1999 and years prior thereto, Mr. Lanterman (the former President and Chief Executive Officer of Holland America Line and a member of Carnival Corporation and Carnival plc’s boards of directors until April 2007), deferred receipt of a portion of his annual bonus. In exchange, Carnival Corporation and Mr. Lanterman entered into a Retirement and Consulting Agreement, which provides that Carnival Corporation will pay him the deferred bonus amounts plus interest in monthly installments over the 15 years following his retirement. During fiscal 2007, Carnival Corporation paid Mr. Lanterman approximately $2 million under the terms of his Retirement and Consulting Agreement.

In May 2007, Holland America Line entered into 19-month Consulting Agreement with Mr. Lanterman. During the term of the Consulting Agreement, Mr. Lanterman provides such consulting services and other assistance as required by Holland America Line's President and Chief Executive Officer and Carnival Corporation’s Chairman and Chief Executive Officer on governmental, industry and community relations matters, up to a maximum of 500 hours annually. The Consulting Agreement contains confidentiality and indemnification provisions. Holland America Line has indemnified Mr. Lanterman from any losses arising from his provision of the consulting services subject to the Consulting Agreement, subject to customary exceptions. During fiscal 2007, Mr. Lanterman received compensation of approximately $285,000 under the terms of the Consulting Agreement. He did not participate in any incentive compensation plans offered by Holland America Line, but was eligible for medical and dental insurance.

Son of Pier Luigi Foschi. The son of Pier Luigi Foschi, one of our executive officers and a director, is a minority partner in Studio Biscozzi-Nobili, an Italian tax consulting firm, which is retained from time to time to provide tax advice to Costa, one of Carnival plc's subsidiaries. During fiscal 2007, Costa paid approximately $291,000, plus taxes, to Studio Biscozzi-Nobili for providing such services to Costa.

The board has reviewed and approved or ratified these transactions.

Annex A

CARNIVAL PLC DIRECTORS’ REPORT

Directors' Report

Carnival plc and Carnival Corporation are separate legal entities (together referred to in this report as “Carnival Corporation & plc”) and each company has its own board of directors and committees of the board. However, as is required by the agreements governing the dual listed company (“DLC”) structure, there is a single management team and the boards of directors and members of the committees of the boards are identical.

Principal activities

Carnival Corporation & plc is the largest cruise vacation group in the world, with a portfolio of cruise brands in North America, Europe and Australia. Together, these brands operate 85 ships totalling more than 158,000 lower berths with 22 new ships scheduled to enter service between April 2008 and June 2012. Carnival Corporation & plc also operates Holland America Tours and Princess Tours, the leading tour companies in Alaska and the Canadian Yukon. Carnival Corporation & plc has a multi-brand strategy, which provides products and services appealing to the widest possible target audience across all major sectors of the vacation industry.

Business review and future developments

The directors consider that the most meaningful presentation of the Carnival plc group’s results and financial position under the DLC structure is by reference to information provided for Carnival Corporation & plc under U.S. GAAP which is included in the Carnival Corporation & plc 2007 Annual Report, which is available in the Investor Relations section of the Carnival Corporation & plc website at www.carnivalcorp.com or www.carnivalplc.com. Management’s Discussion and Analysis of Financial Condition and Results of Operations contained on pages 31_ to 42 in the Carnival Corporation & plc 2007 Annual Report contains a review of the business and sets out the principal activities, operations, performance, financial position and likely future developments of the Carnival Corporation & plc group. That discussion also identifies the principal risks and uncertainties with related mitigating factors that might affect the Carnival Corporation & plc group’s future performance. In addition, note 2 of the Carnival Corporation & plc 2007 Annual Report identifies concentrations of credit risk and mitigating factors. Further information is also provided in the Chairman’s statement on pages 2 and 3 of the Carnival Corporation & plc 2007 Annual Report.

The consolidated net income for the Carnival plc group (being Carnival plc and its subsidiary undertakings) under applicable international financial reporting standards was $949.3m (2006 - $744.7m). For the avoidance of doubt, this does not include the results of Carnival Corporation.

In September 2007, Costa Crociere S.p.A. (“Costa”), a wholly owned subsidiary of Carnival plc, entered into an agreement with Orizonia Corporation (“Orizonia”), Spain’s largest travel company, to form a new company to operate Ibero Cruises, a Spanish cruise line. This new company is owned 75% by Costa and 25% by Orizonia. Further details relating to this acquisition are given in note 19 to the Carnival plc consolidated IFRS financial statements.

Dividends

During the year ended November 30, 2007, Carnival Corporation and Carnival plc paid four quarterly dividends totalling $1.25 per ordinary share (2006 - $1.00). On October 17, 2007, Carnival plc announced a quarterly cash dividend of $0.40 per ordinary share. The dividend was paid on December 14, 2007, to shareholders of record on November 23, 2007.

Although the dividend is declared in U.S. dollars, it is paid in sterling to the holders of ordinary shares in Carnival plc unless they elect to receive their dividends in U.S. dollars. The dividend will be converted into sterling at an exchange rate set approximately 10 days prior to the actual payment.

Holders of the Carnival plc’s American Depositary Shares ("ADSs") are paid their dividend in U.S. dollars.

On September 21, 2004, Bedell Trustees Limited, the trustee for the Carnival plc Deferred Bonus and Co-Investment Matching Plan, waived its right to all dividends payable by Carnival plc. Dividends paid during the year over which rights were waived amounted to $140,344.

Share capital and control

Changes in the share capital of Carnival plc during the year are given in note 17 to the Carnival plc consolidated IFRS financial statements.

The share capital of Carnival plc at the date of this report includes 2 allotted and issued subscriber shares of £1 each, 50,000 allotted but unissued redeemable preference shares of £1 each, 1 allotted and issued special voting share of £1 and 213,189,522 allotted and issued ordinary shares of US$1.66 each. The subscriber shares carry no voting rights and no right to receive any dividend or any amount paid on a return of capital. The redeemable preference shares carry no voting rights, but are entitled to payment of a cumulative preferential fixed dividend of 8 per cent per annum on the amount paid up on each such share, which is in issue. On a return of capital on a winding up or otherwise, the redeemable preference shares rank behind the ordinary shares but ahead of any other class of shares, and are entitled to receive payment of the amount paid up or credited as paid up on each such share. Redeemable preference shares which are fully paid may be redeemed at any time at the election of the holder or of the company, in which case the amount payable on redemption is the amount credited as paid up on each share which is redeemed, together with all arrears and accruals of the preferential dividend.

Details of options over ordinary shares and restricted stock units granted to employees are given in note 21 to the Carnival plc consolidated IFRS financial statements.

The articles of association of Carnival plc contain provisions which, in certain circumstances, would have the effect of preventing a shareholder (or a group of shareholders acting in concert) from holding or exercising the voting rights attributable to shares in Carnival plc which are acquired by them. These provisions would have effect if a shareholder (or a group of shareholders acting in concert) were to acquire ordinary shares in Carnival plc with the result that the total voting rights exercisable by that shareholder or group of shareholders on matters put to a vote as joint electorate actions under the DLC structure would exceed thirty per cent of the total voting rights exercisable in respect of any joint electorate action. They would also have effect if a shareholder (or group of shareholders acting in concert) already holding between thirty per cent and fifty per cent of the total voting rights exercisable in respect of any joint electorate action were to acquire shares in Carnival plc and thereby increase the percentage of voting rights so held. In each such case, the percentage of voting rights held is determined after taking into account voting rights attributable to shares of Carnival Corporation common stock held by such shareholder (or group of shareholders) and also taking into account the effect of the equalization ratio which gives effect to common voting by the shareholders of Carnival plc and Carnival Corporation on joint electorate actions under the DLC structure.

Under the relevant provisions of the Carnival plc articles of association (articles 277 to 287) shares which are acquired by a person and which trigger the thresholds referred to in the foregoing may be sold at the direction of the board, and the proceeds remitted to the acquiring shareholder, net of any costs incurred by the company. Pending such sale any dividends paid in respect of such shares would be paid to a charitable trust, and the trustee of such trust would be entitled to exercise the voting rights attaching to the shares.

The restrictions summarised in the preceding paragraphs would not apply in the case of an acquisition of shares which is made in conjunction with a takeover offer for the company which is announced in accordance with the City Code on Takeovers and Mergers, for so long as that offer has not lapsed or been withdrawn. However, if such a takeover offer is not made, or lapses or is withdrawn, the restrictions will apply in respect of any acquired shares.

The foregoing is a summary only of the relevant provisions of the Carnival plc articles of association, and for a complete understanding of their effect, shareholders are recommended to refer to the articles of association themselves, copies of which are available upon request from the Company Secretary, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States of America.

There are two significant agreements to which Carnival plc is a party which may be altered or terminated in the event of a change of control. These are (1) the Facilities Agreement dated October 21, 2005, as amended, by and among Carnival Corporation, Carnival plc, The Royal Bank of Scotland plc, and various other lenders, which provides for $1.2 billion, €400 million and £200 million revolving credit facilities and which may, under certain circumstances, be cancelled upon a change of control of Carnival plc, other than a change which results in control of Carnival plc being vested in Carnival Corporation or in certain members of the Arison family or trusts related to them, and (2) the Trust Deed dated November 27, 2006, by and among Carnival plc, Carnival Corporation and Citicorp Trustee Company Limited, governing the terms of €750 million 4.25% Guaranteed Bonds due 2013, which provides that the bondholders have the option to redeem the bonds in the event that a non-investment grade rating is applied to the bonds by a specified rating agency as a direct result of the change of control.

Articles of association

The Carnival plc articles of association may be amended by the passing of a special resolution of the shareholders. In common with many other corporate actions which might be undertaken by Carnival plc, such a resolution would be proposed as a joint electorate action on which the shareholders of Carnival plc and of Carnival Corporation effectively vote as a single unified body, as contemplated by the DLC structure.

Purchase of own shares

In October 2004, Carnival Corporation and Carnival plc announced that their boards of directors had authorised the repurchase of up to an aggregate of $1 billion of Carnival Corporation and Carnival plc shares. That program was completed and in June 2006 Carnival Corporation and Carnival plc announced that their boards of directors had authorized the repurchase of up to an additional $1 billion of Carnival Corporation and Carnival plc shares. By September 19, 2007, the total amount repurchased under the June 2006 $1 billion authorization was $422m. On that date, the boards of directors increased the remaining $578m repurchase authorization to $1 billion. Shareholder approval is not required to buy back shares of Carnival Corporation, but is required under the Companies Act 1985 to buy back shares of Carnival plc. Accordingly, at the annual general meetings held on April 16, 2007, the authority for Carnival plc to buy back its own shares was approved. This authority enabled Carnival plc to buy back up to 10,655,432 ordinary shares of Carnival plc (being approximately 5% of Carnival plc’s ordinary shares in issue) of which 8,600,867 shares have been purchased through January 28, 2008 by Carnival Investments Limited, a subsidiary of Carnival Corporation, for approximately $373 million. That approval expires at the conclusion of Carnival plc’s 2008 annual general meeting.

Directors

The names of the persons who served as directors of Carnival Corporation and Carnival plc during the 2007 financial year, and biographical notes about each of the directors, including the period for which they held office during the 2007 financial year, are contained in the proxy statement to which this report is annexed. Details of the directors’ membership on board committees are set out in the Carnival plc Corporate Governance Report attached as Annex C to the proxy statement.

The appointment and replacement of directors of Carnival plc is governed by the provisions of the articles of association of Carnival plc, and also by the provisions of the Equalization and Governance Agreement entered into on April 17, 2003 on the establishment of the DLC structure. The articles of association and the Equalization and Governance Agreement require that the boards of directors of Carnival plc and Carnival Corporation be comprised of exactly the same individuals.

Details of the directors’ remuneration and their interests in the shares of Carnival Corporation and Carnival plc are set out in Part II the Carnival plc Directors’ Remuneration Report attached as Annex B to the proxy statement.

Substantial shareholdings

As at the date of this report, Carnival plc has been notified of the following material interests of 3% or more in Carnival plc’s issued ordinary share capital:

			Percentage of
	No. of shares		issued capital
Aviva plc	8,140,929	(1)	5.0%
Baillie Gifford & Co.	13,561,146	(2)	6.4%
Barclays plc	6,454,915	(3)	3.0%
Carnival Investments Limited	50,930,744	(4)	23.9%
Legal & General Group plc	11,350,409	(5)	5.3%
The Capital Group Companies, Inc.	16,984,669	(6)	8.0%

(1)	Aviva plc and its subsidiaries have an interest in these shares.
(2)	Baillie Gifford & Co. and its subsidiaries or affiliates have an indirect interest in these shares.
(3)	Affiliates of Barclays plc have an interest in these shares.
(4)	These shares carry no voting rights or rights on liquidation unless Carnival Corporation owns over 90% of all the Carnival plc shares.
(5)	Legal & General Group plc and its subsidiaries have an interest in these shares.
(6)	The Capital Group of Companies, Inc. and its affiliates, being Capital Research and Management Company, Capital International S.A., Capital International Limited and Capital Guardian Trust Company, have an interest in these shares.

Save for the above, no person has reported any material interest of 3% or more or any non-material interest exceeding 10% of the issued ordinary share capital of Carnival plc.

Corporate Governance and Directors’ Remuneration

A report on corporate governance and compliance with the Combined Code appended to the UK Listing Authority’s Listing Rules is contained in the Carnival plc Corporate Governance Report attached as Annex C to the proxy statement. The Part I of the Carnival plc Directors’ Remuneration Report is included in the proxy statement and Part II of the Carnival plc Directors’ Remuneration Report is attached as Annex B to the proxy statement.

Corporate and Social Responsibility

Health, environmental, safety and security

The Carnival Corporation & plc Health, Environmental, Safety & Security (“HESS”) Committees are comprised of three independent directors. The principal function of the HESS Committees is to assist the boards in fulfilling their responsibility to supervise and monitor Carnival Corporation & plc's health, environmental, safety and security policies, programs, initiatives at sea and onshore, and compliance with related legal and regulatory requirements.

Carnival Corporation & plc has a corporate Health, Environmental, Safety and Security Policy. Senior management reviews this policy at least annually.

The boards recognise that Carnival Corporation & plc need to ensure there is a consistent standard of operation throughout its fleet in keeping with its leading position in the cruise industry. In this regard, the Carnival Corporation & plc Maritime Policy & Compliance Department works with the operating companies to develop corporate-wide standards on health, environmental, safety and security issues in order to provide fleet-wide consistency. The Maritime Policy & Compliance Department reports to the HESS Committees.

The International Organization for Standardization ("ISO") is an international standard-setting body which produces worldwide industrial and commercial standards. ISO 14001 is one of the series of ISO 14000 environmental management standards that were developed to help organizations manage their processes, products and services to minimize environmental impacts. ISO 14001 presents a structured approach to setting environmental objectives and targets, and provides a framework for any organization to apply these broad conceptual tools to their own processes. During 2006, we completed our corporate-wide implementation and received certification of our ISO 14001 Environmental Management System at all our then existing brands.

Assurance of compliance with the corporate Health, Environmental, Safety and Security policies and corporate standards is maintained through a series of audits performed by the Maritime Policy & Compliance Department, through a comprehensive program of corporate audits, and by monitoring performance reports and data.

Carnival Corporation & plc’s Health, Environmental, Safety and Security Policy and Annual Environmental Reports are available in the Corporate Governance section of the Carnival Corporation & plc website at www.carnivalcorp.com or www.carnivalplc.com.

Employees

Carnival Corporation & plc own and operate a portfolio of cruise brands in North America, Europe and Australia comprised of Carnival Cruise Lines, Holland America Line, Princess Cruises, The Yachts of Seabourn, AIDA Cruises, Costa Cruises, Cunard Line, Ibero Cruises, Ocean Village, P&O Cruises, and P&O Cruises Australia. Individual brands employ a variety of methods, such as intranet sites, management briefings, newsletters and reward programmes to keep employees informed of the performance, development and progress of Carnival Corporation & plc.

Senior employees within Carnival Corporation & plc are eligible to participate in either the Carnival plc 2005 Employee Share Plan or the Carnival Corporation 2002 Stock Plan, further details of which are provided in Carnival plc’s Directors’ Remuneration Report attached as Annex B to the proxy statement. These schemes reinforce the philosophy of encouraging senior employees to contribute directly to the achievement of Carnival Corporation & plc’s goals and of rewarding individual and collective success.

It is the policy of Carnival Corporation & plc that disabled persons should receive full and fair consideration for all job vacancies for which they are suitable applicants and training and career development is encouraged as for all other employees. It is the policy of Carnival Corporation & plc to seek to retain employees who become disabled whilst in its service wherever possible and to provide specialist training where appropriate.

Charitable donations

Carnival Corporation & plc provides support to charities by way of donations in cash and/or gifts in kind. Carnival Corporation has established the Carnival Foundation (the “Foundation”), which assists it in its commitment to enrich and better the lives of communities where it does business and/or where its employees live and work. The Foundation considers applications for charitable support from individuals and organisations and, according to an assessment of the merits of each application, determines whether it is appropriate to support particular causes or projects. Its primary funding interests include human and social needs, art and culture, health services and education.

During the financial year ended November 30, 2007, the Carnival plc group made charitable donations totalling $1.4 million (2006 - $1.6 million) of which $1.0 million (2006 - $1.0 million) was in respect of charitable organisations in the United States.

Political contributions

Carnival plc did not make any political contributions to any European Union (“EU”) political organisation during the year ended November 30, 2007 (2006 - nil). Carnival plc subsidiaries made political contributions to organisations outside the EU of $0.1 million (2006 - $0.3 million).

Creditor payment policy

It is Carnival plc’s policy that payments to suppliers are made in accordance with those terms and conditions agreed between the company and its suppliers, provided that all trading terms and conditions have been complied with. At November 30, 2007, the company had an average of 18 days purchases outstanding in trade creditors.

Directors’ statement as to disclosure of information to auditors

The directors are satisfied that the auditors are aware of all information relevant to the audit of Carnival plc’s consolidated financial statements for the financial year ended November 30, 2007 and that they have taken all steps that they ought to have taken as directors in order to make them aware of any relevant audit information and to establish that Carnival plc’s auditors are aware of that information.

Auditors

The independent auditors, PricewaterhouseCoopers LLP, have indicated their willingness to continue in office and a resolution that they be re-appointed will be proposed at the annual general meeting.

By order of the board

Arnaldo Perez
Company Secretary
February 20, 2008

Statement of directors’ responsibilities

UK company law requires the directors of Carnival plc to prepare financial statements for each financial year that give a true and fair view of the state of affairs of Carnival plc and the Carnival plc group and of the profit or loss of the group for that period.

In preparing those financial statements the directors are required to:

  Select suitable accounting policies and then apply them consistently;

  Make judgements and estimates that are reasonable and prudent;

  State whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements; and

  Prepare the financial statements on the going concern basis.

The applicable accounting standards referred to above are International Financial Reporting Standards as adopted in the EU.

The directors confirm that they have complied with the above requirements in preparing the financial statements.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of Carnival plc and the Carnival plc group and to enable them to ensure that the financial statements and the Carnival plc Directors’ Remuneration Report comply with the Companies Act 1985 and, as regards the Carnival plc group financial statements, Article 4 of the IAS Regulation. They are also responsible for safeguarding the assets of Carnival plc and the Carnival plc group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

By order of the board

Arnaldo Perez
Company Secretary
February 20, 2008

Annex B

CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT
PART II

Certain information required to be included in the Carnival plc Directors’ Remuneration Report is set forth in Part I (which is also known as the Compensation Discussion and Analysis) which can be found beginning on page 33 of the proxy statement to which this report is annexed. The Compensation Discussion and Analysis should be read in conjunction with this Part II.

As explained in Part I, Parts I and II of this report form part of the Annual Report of Carnival plc for the financial year ended November 30, 2007. Carnival plc and Carnival Corporation are separate legal entities (together referred to in this report as “Carnival Corporation & plc”) and each company has its own board of directors and Compensation Committees. However, as is required by the agreements governing the dual listed company (“DLC”) structure, there is a single management team and the boards of directors and members of the committees of the boards are identical.

The current membership of the Compensation Committees consists of three members who are deemed independent by the boards of directors. The members of the Compensation Committees are appointed by the boards based on the recommendations of the Nominating & Governance Committees. During 2007, the membership of the Compensation Committees was comprised of Arnold W. Donald (as Chairman), Richard J. Glasier and Baroness Sarah Hogg.

Both Parts I and II of this report have been prepared in compliance with the Directors’ Remuneration Report Regulations 2002 incorporated into the UK Companies Act 1985 and with the 2006 Combined Code on Corporate Governance, the UK Companies Act 1985 and the Listing Rules of the UK Listing Authority. Sections 1 to 8 below comprise the “auditable part” of this report.

Sterling and euro denominated amounts are converted to U.S. dollar amounts at the average exchange rates for the year ended November 30, 2007 of £1:$2.00 (2006 - £1:$1.825) and €1:$1.36 (2006 – €1:$1.245) unless otherwise stated.

EXECUTIVE DIRECTORS

The following chart shows the relative values of performance related and non-performance related components of the remuneration of executive directors of Carnival Corporation & plc in 2007, excluding pension benefits:

Non-performance Related Remuneration = the aggregate of base salary, benefits and fixed bonus, if any
Performance Related Remuneration = the aggregate of variable bonus, restricted shares, RSUs and options

The performance related and non-performance related components of the remuneration shown in the above table were calculated using actual salary, benefits and bonuses, the face value of restricted shares and restricted share units (“RSUs”) and expected value of options awarded in respect of the financial year ended November 30, 2007. The expected value of the options is calculated using the Black-Scholes option pricing model. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment."

NON-EXECUTIVE DIRECTORS

Service contracts

Non-executive directors do not have service contracts, but instead have a letter of appointment setting out the services they are to provide to Carnival Corporation & plc and the other terms and conditions of their appointment. Their appointments and subsequent appointments are subject to annual election or re-election by shareholders.

Our non-employee directors are entitled to receive an annual retainer of $40,000 per year, an attendance fee per board meeting of $5,000 ($2,000 if meeting attended by telephone), equity compensation, as further described below, and reimbursement for travel, meals and accommodation expenses attendant to their board membership. In certain circumstances, we request that the directors’ spouses attend a special event and we reimburse the directors for travel expenses incurred. On April 17, 2007 the Compensation Committees approved an additional retainer of $20,000 per annum for the Presiding Director. In addition, non-employee directors receive additional compensation for serving as chairman or a member of a board committee. On July 16, 2007, the Compensation Committees approved increases to the retainers for the chairmen of the committees. The following table sets forth the retainer and meeting attendance fees for the board committees in effect during 2007.

	Retainer			Attendance Fee
	Until July 15,	From July 16,
	2007	2007			By
	Chair	Chair	Member	In Person	Telephone
Audit Committees	$15,000	$23,000	$7,500	$3,000	$1,500
Compensation Committees	$ 7,500	$14,000	$3,750	$2,500	$1,250
HESS Committees	$ 7,500	$23,000	$3,750	$2,500	$1,250
Nominating & Governance Committees	$ 7,500	$10,000	$3,750	$2,500	$1,250

Non-employee directors receive cash fees in quarterly instalments. Annual retainers are prorated so that adjustments can be made during the year. Unearned paid portions of cash retainers are forfeited upon termination of service, disability or death.

For purposes of calculating fees, a board or committee meeting of Carnival Corporation and a concurrent or related board or committee meeting of Carnival plc constitute a single meeting. Directors who are employed by us or our subsidiaries or acting as our consultants do not receive any additional compensation for their board activities.

During fiscal 2007, each non-employee director received an award under the Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan in the form of 2,500 restricted shares or RSUs. In 2007, this plan was amended to provide that all future awards to non-employee directors will be made in the form of restricted shares or RSUs that vest in their entirety on the third anniversary of the grant date. Awards of options will no longer be made under this plan.

Mr. Dickinson became a non-executive director effective December 1, 2007 upon his retirement from employment on November 30, 2007.

Pensions

The non-executive directors do not receive any pension benefits. However, in 1999 and years prior thereto, Mr. Lanterman, who was a non-executive director until April 16, 2007, deferred receipt of a portion of his annual bonus.

In exchange, Carnival Corporation and Mr. Lanterman entered into a Retirement and Consulting Agreement, which provides that Carnival Corporation will pay him the deferred bonus amounts plus interest in monthly instalments over the 15 years following his retirement, which commenced on January 1, 2005.

Share Ownership Guidelines

All non-executive directors are required to own at least 5,000 shares (inclusive of unvested restricted shares, RSUs and shares in a trust beneficially owned by the director) of either Carnival Corporation common stock or Carnival plc ordinary shares. Each of the directors serving in 2006 achieved this guideline in 2007, the board mandated goal. New directors must achieve this guideline no later than two years from the date of their initial election to the boards by the shareholders.

Product Familiarization

All non-executive directors are encouraged to take a cruise for up to 14 days per year for product familiarization and pay a fare of $35 per day for such cruises. Guests traveling with the non-executive director in the same stateroom will each be charged a fare of $35 per day. All other charges associated with the cruise (e.g., air fares, supplements, government fees and taxes, gratuities, ground transfers, tours, etc.) are the responsibility of the non-executive director.

Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan

In accordance with the Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan (the “Outside Director Stock Plan”), each non-executive director elected or appointed to the boards of directors annually receives an award of 2,500 restricted shares or RSUs. The awards of restricted shares and RSUs granted in October 2007 vest three years from the date of grant. No performance conditions are applied to the vesting of share awards.

The maximum number of shares that may be subject to awards under the Outside Director Stock Plan is 1,000,000.

TOTAL SHAREHOLDER RETURN

Graphs representing total shareholder return performance for both Carnival Corporation and Carnival plc have been included in the Carnival Corporation & plc 2007 Annual Report within the section titled “Stock Performance Graph” on pages 45 and 46 respectively.

REMUNERATION OUTCOME DURING 2007

The following sections contain detailed information on the remuneration of directors during the year ended November 30, 2007. The information set out in Sections 1 to 8 below has been subject to audit.

1. Directors’ Emoluments

Executive Directors

The emoluments of the executive directors of Carnival Corporation and Carnival plc for the 2007 financial year, excluding pension benefits, are set out in the following table:

	2007					2006
			Restricted
		Annual	Shares and
	Base Salary	Cash Bonus	Share Units	Benefits	Total	Total
	$000	$000	$000(1)	$000(2)	$000	$000
Micky Arison	850	2,925	3,473	337	7,585	7,091
Robert H. Dickinson	763	1,193	1,778	101	3,835	3,567
Pier Luigi Foschi(3)	1,244	1,578	1,029	312	4,163	3,158
Howard S. Frank	750	2,825	2,894	243	6,712	6,297
Peter G. Ratcliffe	1,150	889(4)	1,716(5)	83	3,838	3,571

(1)	Messrs. Arison, Dickinson, Frank and Ratcliffe were each awarded restricted shares or RSUs under the Carnival Corporation 2002 Stock Plan over 84,000, 40,000, 70,000 and 20,000 shares in Carnival Corporation common stock, respectively. The value of the restricted shares or RSUs awarded has been calculated by reference to the average of the highest and lowest sales prices as having occurred on the New York Stock Exchange on the date of grant, being $41.34, $44.445, $41.34 and $41.34, respectively. Mr. Foschi was awarded 25,000 RSUs under the Carnival plc 2005 Employee Share Plan. The value of the units awarded to Mr. Foschi has been calculated by reference to the closing middle market quotation for a Carnival plc share as derived from the Daily Official List of the London Stock Exchange on the date of grant, being £21.11, translated into U.S. dollars at the exchange rate of $1.95:£1. The restricted shares and RSUs awarded are subject to forfeiture in limited circumstances, so they are therefore regarded as remuneration for the year of award. Details of the Carnival Corporation 2002 Stock Plan and Carnival plc 2005 Employee Share Plan are described in Part I of the Carnival plc Directors’ Remuneration Report in the proxy statement to which this report is annexed.

(2)	Represents benefits-in-kind including personal use of corporate aircraft, personal air travel, living accommodations, chauffer, car, personal use of sporting event tickets, private medical/health insurance costs and premiums, accidental death or dismemberment, life and auto insurance premiums, health or other club memberships, cruise benefits, and tax planning and return preparation services provided by a third party. No director was paid expense allowances chargeable to UK income tax in respect of qualifying services.
(3)	Mr. Foschi’s compensation was paid in euros. His 2007 base salary of €915,000 (which includes non-competition compensation of €115,000) and his 2007 bonus of €1,160,493 has been translated into U.S. dollars at the exchange rate of $1.36:€1, being the average exchange rate for the year.
(4)	Represents 50% of Mr. Ratcliffe’s 2007 bonus which is payable in cash. The other 50% of his annual bonus is payable in the form of Carnival plc share awards pursuant to the Carnival plc Deferred Bonus and Co-Investment Matching Plan described above and included in the next column under “Restricted Shares and Share Units.”
(5)	Of the total value of share awards shown, $826,800 were granted to Mr. Ratcliffe as RSUs under the Carnival Corporation 2002 Stock Plan as described in note (1) above. Of the total value of share awards shown, $888,995 will be granted to Mr. Ratcliffe under the Carnival plc Deferred Bonus and Co-Investment Matching Plan as part of his annual bonus as described in note (4) above.

Non-Executive Directors

The remuneration of the non-executive directors of Carnival Corporation and Carnival plc for 2007 is set out in the following table:

	2007				2006
		Restricted
		Shares and	Other
	Fees	Share Units	Emoluments	Total	Total
	$000	$000(1)	$000	$000	$000
Richard G. Capen, Jr.	102	122	13	237	102
Arnold W. Donald	110	122	--	232	163
Richard J. Glasier	130	122	--	252	110
Baroness Hogg	105	122	--	227	211
A. Kirk Lanterman	--	--	2	2	793(2)
Modesto A. Maidique	94	122	--	216	92
Sir John Parker	109	122	2	233	231
Stuart Subotnick	130	122	--	252	239
Laura Weil	95	116	--	211	--
Uzi Zucker	93	122	--	215	91

(1)	Each non-executive director other than Mr. Lanterman was awarded restricted share or RSUs under the Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan over 2,500 shares in Carnival Corporation common stock. The value of the shares awarded has been calculated by reference to the average of the highest and lowest sales prices as having occurred on the New York Stock Exchange on October 16, 2007, the date of grant, of $48.63. Ms. Weil received her award on April 16 2007 upon her initial election to the board. The value of shares awarded to her has been calculated by reference to average of the highest and lowest sales prices as having occurred on the New York Stock Exchange on the date of grant, being $46.23. The shares awarded are not subject to forfeiture, and are therefore regarded as remuneration for the year of award. These restricted share awards are included in the table of directors' interests disclosed below.
(2)	Includes $788,000 of compensation received pursuant to a Consulting Agreement with Holland American Line.

Former Director Compensation

Upon the completion of the DLC transaction, Lord Sterling was appointed as Life President of P&O Cruises and Special Adviser to Micky Arison in his capacity as Chairman and CEO of Carnival Corporation & plc. As Special Adviser, Lord Sterling is entitled to fees for his services at a rate of £25,000 per annum payable in quarterly instalments in arrears.

Because Mr. Lanterman had reached the age of 75, in accordance with the Carnival Corporation & plc Corporate Governance Guidelines, he was not nominated for re-election to the boards in 2007. His term ended on April 16, 2007. In May 2007, Holland America Line Inc. (“HAL”) entered into a 19 month Consulting Agreement with Mr. Lanterman. During the term of the Consulting Agreement, Mr. Lanterman has provided such consulting services and other assistance as was required by HAL’s President and CEO and Carnival Corporation’s Chairman and CEO on governmental, industry and community relations matters, up to a maximum of 500 hours annually. The Consulting Agreement contains confidentiality and indemnification provisions. HAL has indemnified Mr. Lanterman from any losses arising from his provision of the consulting services in accordance with the Consulting Agreement, subject to customary exceptions. During the financial year 2007, Mr. Lanterman received compensation of approximately $285,000 under the terms of the Consulting Agreement for his services from May through November 2007. He did not participate in any incentive compensation plans offered by HAL or any affiliate of HAL, but was eligible for medical and dental insurance benefits for which HAL paid approximately $3,600.

2. Carnival plc Deferred Bonus and Co-Investment Matching Plan

Directors’ interests in the Carnival plc Deferred Bonus and Co-Investment Matching Plan at the beginning and the end of the 2007 financial year are as follows:

	At Dec. 1,		At Nov. 30,	Performance period
	2006	Grant(1)	2007	end date(2)
Peter G. Ratcliffe	8,863	--	--	Nov. 30, 2006
	14,812	--	14,812	Nov. 30, 2007
	16,553	--	16,553	Nov. 30, 2008
	--	18,445	18,445	Nov. 30, 2009

(1)	Mr. Ratcliffe was granted 18,445 share awards in respect of his 2006 bonus, in February 2007. The market price of each share comprising this award on the day of grant was £25.95 and the value of the share award was disclosed in the “Summary Compensation Table” in the proxy statement for the year ended November 30, 2006. The retention period for such awards ends on the announcement of the financial results of Carnival Corporation & plc for the year ending November 30, 2009.
(2)	The performance period applicable to each award is three years.

3. Carnival Corporation 1992 Stock Option Plan

The number of shares of Carnival Corporation common stock subject to options at the beginning and end of the 2007 financial year for each director is as follows:

					Exercise		Earliest date
	Dec. 1,			Nov. 30,	price		from which	Latest
	2006	Granted	Exercised	2007(1)	$		exercisable	expiry date
Micky Arison	120,000	--	120,000	0	26.41	(1)	Jan. 12, 1999	Jan. 12, 2008
	120,000	--	--	120,000	45.38	(2)	Jan. 11, 2000	Jan. 11, 2009
	120,000	--	--	120,000	43.56	(1)	Jan. 26, 2001	Jan. 26, 2010
	240,000	--	--	240,000	29.81	(1)	Jan. 8, 2002	Jan. 8, 2011
	120,000	--	--	120,000	22.57	(1)	Oct. 8, 2002	Oct. 8, 2011
Robert H. Dickinson	80,000	--	--	80,000	37.94	(1)	Aug. 1, 1999	Aug. 1, 2008
	64,000	--	--	64,000	45.88	(2)	Aug. 1, 2000	Aug. 1, 2009
Howard S. Frank	100,000	--	--	100,000	45.38	(2)	Jan. 11, 2000	Jan. 11, 2009
	100,000	--	--	100,000	43.56	(1)	Jan. 26, 2001	Jan. 26, 2010
	20,000	--	20,000	0	22.57	(1)	Oct. 8, 2006	Oct. 8, 2011

(1)	Exercise price of options which have an option price below the market price of a share as at November 30, 2007.
(2)	Exercise price of options which have an option price above the market price of a share as at November 30, 2007.

4. Carnival Corporation 2002 Stock Plan

The number of shares of Carnival Corporation common stock subject to options at the beginning and end of the 2007 financial year for each director is as follows:

					Exercise		Earliest date
	Dec. 1,			Nov. 30,	price		from which	Latest
	2006	Granted	Exercised	2007(1)	$		exercisable	expiry date
Micky Arison	120,000	--	--	120,000	27.88	(1)	Dec. 2, 2003	Dec. 2, 2012
	120,000	--	--	120,000	34.45	(1)	Oct. 13, 2004	Oct. 13, 2013
	120,000	--	--	120,000	49.09	(2)	Oct. 18, 2005	Oct. 18, 2014
	120,000	--	--	120,000	46.61	(2)	Oct. 18, 2006	Oct. 18, 2012
	120,000	--	--	120,000	47.83	(2)	Oct. 16, 2007	Oct. 16, 2013

Robert H. Dickinson	80,000	--	--	80,000	34.25	(1)	Aug. 1, 2004	Aug. 1, 2013
	80,000	--	--	80,000	46.23	(2)	Aug. 2, 2005	Aug. 2, 2014
	80,000	--	--	80,000	52.19	(2)	Aug. 1, 2006	Aug. 1, 2015
	80,000	--	--	80,000	38.46	(1)	Aug. 1, 2007	Aug. 1, 2013
		80,000	--	80,000	44.45	(1)	Aug. 1, 2008	Aug. 1, 2014

Howard S. Frank	40,000	--	20,000	20,000	27.88	(1)	Dec. 2, 2007	Dec. 2, 2012
	100,000	--	60,000	40,000	34.45	(1)	Oct. 13, 2006	Oct. 13, 2013
	100,000	--	--	100,000	49.09	(2)	Oct. 18, 2005	Oct. 18, 2014
	100,000	--	--	100,000	46.61	(2)	Oct. 18, 2006	Oct. 18, 2012
	100,000	--	--	100,000	47.83	(2)	Oct. 16, 2007	Oct. 16, 2013

Peter G. Ratcliffe	50,000	--	--	50,000	43.61	(1)	April 21, 2005	April 21, 2014
	50,000	--	--	50,000	50.23	(2)	April 14, 2006	April 14, 2015
	50,000	--	--	50,000	51.38	(2)	Feb. 21, 2007	Feb. 21, 2013
		50,000	--	50,000	48.55	(2)	Feb. 20, 2008	Feb. 20, 2014

(1)	Exercise price of options which have an option price below the market price of a share as at November 30, 2007.
(2)	Exercise price of options which have an option price above the market price of a share as at November 30, 2007.

Details of the Carnival Corporation options exercised by directors under the Carnival Corporation 1992 Stock Option Plan and Carnival Corporation 2002 Stock Plan in 2007 are as follows:

		Exercise	Market price at		Earliest date
	Number	price	date of exercise	Gain	from which
	exercised	$	$	$(1)	exercisable	Expiry date
Micky Arison	120,000	26.40625	45.285	2,265,450	Jan. 12, 1999	Jan. 12, 2008
Howard S. Frank	20,000	22.57000	51.235	573,300	Oct. 8, 2006	Oct. 8, 2011
	60,000	34.45000	51.235	1,007,100	Oct. 13, 2004	Oct. 13, 2013
	20,000	27.87500	51.235	467,200	Dec. 2, 2006	Dec. 2, 2012

(1)	The total gain made by executive directors from option exercises during the financial year ended November 30, 2007 was $4.313 million (2006: $ 15.052 million).

The highest and lowest prices of Carnival Corporation’s common stock during the year ended November 30, 2007 were $52.73 and $41.70, respectively. The closing price of Carnival Corporation’s common stock at November 30, 2007 was $45.12.

5. Carnival plc 2005 Employee Share Plan

The number of Carnival plc ordinary shares subject to options at the beginning and end of the 2007 financial year for each director is as follows:

				Actual/
				Weighted-
				average	Earliest date
	Dec. 1,		Nov. 30,	exercise	from which	Latest
	2006	Granted	2007	price	exercisable	expiry date
Pier Luigi Foschi	61,200	--	61,200	£29.00 (1)	Oct. 18, 2006	Oct. 18, 2015
	50,000	--	50,000	£31.98 (1)	Feb. 21, 2007	Feb. 21, 2013
		50,000	50,000	£26.00 (1)	Feb. 20, 2008	Feb. 20, 2014

(1)	Weighted-average price of options which have an option price above the market price of a share as at November 30, 2007.

6. Carnival plc Executive Share Option Plan

The number of Carnival plc ordinary shares subject to options at the beginning and end of the 2007 financial year for each director is as follows:

				Actual/
				Weighted-
				average	Earliest date
	Dec. 1,		Nov. 30,	exercise	from which	Latest
	2006	Exercised	2007	price	exercisable	expiry date
Pier Luigi Foschi	287,064	--	287,064	£26.40(1)	Feb. 26, 2005	Oct. 18, 2014

(1)	Weighted-average price of options which have an option price above the market price of a share as at November 30, 2007.

The highest and lowest prices of Carnival plc’s shares during the year ended November 30, 2007 were £28.40 and £19.83, respectively. The closing price of Carnival plc’s shares at November 30, 2007 was £21.22.

7. Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan

The number of shares of Carnival Corporation common stock subject to options at the beginning and end of the financial year ended 2007 for each non-executive director is as follows:

				Actual/
				Weighted-
				average		Earliest date
	Dec. 1,		Nov. 30,	exercise		from which	Latest
	2006	Exercised	2007	price $		exercisable	expiry date
Richard G. Capen, Jr.	74,000	6,000	68,000	42.21	(1)	April 19, 2000	Oct. 16, 2016
Arnold W. Donald	44,000	--	44,000	36.84	(1)	April 17, 2002	Oct. 16, 2016
Richard J. Glasier	30,000	--	30,000	46.79	(2)	July 20, 2005	Oct. 16, 2016
Modesto A. Maidique	68,000	--	68,000	42.00	(1)	April 19, 2000	Oct. 16, 2016
Stuart Subotnick	34,000	24,400	9,600	40.80	(1)	Dec. 2, 2003	July 20, 2014
Uzi Zucker	43,200	--	43,200	41.34	(1)	April 17, 2002	Oct. 16, 2016

(1)	Weighted-average price of options which have an option price below the market price of a share as at November 30, 2007.
(2)	Weighted-average price of options which have an option price above the market price of a share as at November 30, 2007.

Details of the Carnival Corporation options exercised by non-executive directors in 2007 are as follows:

		Exercise	Market price at		Earliest date
	Number	price	date of exercise	Gain	from which
	exercised	$	$	$(1)	exercisable	Expiry date
Richard G. Capen, Jr.	6,000	22.570	48.690	156,720	Oct. 8, 2002	Oct. 8, 2011
Stuart Subotnick	6,000	25.915	50.325	146,460	April 17, 2002	April 14, 2011
	3,600	34.450	50.325	57,150	Oct. 13, 2004	Oct. 13, 2013
	4,000	45.920	50.325	17,620	July 20, 2005	July 20, 2014
	6,000	22.570	50.325	166,530	Oct. 8, 2002	Oct. 8, 2011
	4,800	27.875	50.325	107,760	Dec. 2,2003	Dec. 2, 2012

(1)	The total gain made by non-executive directors from option exercises during the financial year ended November 30, 2007 was $0.65 million (2006: nil).

8. Pensions

Executive Directors

The contribution payable to the Princess Cruises Retirement Savings Plan in the U.S. described in Part I of the Carnival plc Directors’ Remuneration Report in the proxy statement to which this report is annexed by Carnival plc for Mr. Ratcliffe in respect of the 2007 financial year was $13,912.

Details of the retirement benefits of executive directors arising from their participation in defined benefit pension arrangements are set out below:

				Transfer
				value of
				increase in
		Increase		accrued
	Accrued	in		benefits less			Increase in
	benefit(1)	accrued	Increase in	inflation and	Transfer	Transfer	transfer	Benefits
	at	benefits	accrued	net of	value(2) at	value(2) at	value net of	paid
	Nov. 30,	including	benefits net	directors’	Dec. 1,	Nov. 30,	directors’	during
	2007	inflation	of inflation	contributions	2006	2007	contributions	the year
	$000	$000	$000	$000	$000	$000	$000	$000
Micky Arison	135	1	(2)	(21)	1,127	1,192	64	0
Robert H. Dickinson	1,154	(3)	(35)	(438)	13,404	14,344	940	0
Howard S. Frank	1,763	30	(18)	(211)	20,696	20,801	104	0
Peter G. Ratcliffe	943	89	56	1,019	15,587	17,278	1,691	0

(1)

The accrued benefit is that pension which would be paid annually on retirement at the normal retirement age under the various defined benefit schemes described in Part I of the Carnival plc Directors’ Remuneration Report in the proxy statement to which this report is annexed based on service to November 30, 2007.

(2)

All transfer values have been calculated on the basis of actuarial advice in accordance with UK Actuarial Guidance Note GN11. The transfer values of the accrued entitlement represent the value of assets that the pension scheme would need to transfer to another pension provider on transferring the scheme’s liability in respect of the directors’ pension benefits. They do not represent sums payable to individual directors and, therefore, cannot be added meaningfully to annual remuneration.

Non-Executive Directors

Under Mr. Lanterman’s Retirement and Consulting Agreement described in the proxy statement to which this report is annexed, if he should die before the end of the 15 year period commencing on his retirement from employment, the then present value of any unpaid balance of the total amount payable to Mr. Lanterman under the agreement would be paid to his estate following his death. In calculating the present value, an interest rate of 8.5% would be applied, being the rate of return agreed under Mr. Lanterman’s Retirement and Consulting Agreement.

Details of the retirement benefits of non-executive directors arising from their participation in defined benefit post employment arrangements are set out below:

				Transfer
				value of
				decrease in
		Increase		accrued
	Accrued	in		benefits less			Decrease in
	benefit	accrued	Decrease in	inflation and	Transfer	Transfer	transfer	Benefits
	at	benefits	accrued	net of	value(2) at	value(2) at	value net of	paid
	Nov. 30,	including	benefits net	directors’	Dec. 1,	Nov. 30,	directors’	during
	2007	inflation	of inflation	contributions	2006	2007	contributions	the year
	$000	$000	$000	$000	$000	$000	$000	$000
A. Kirk Lanterman(1)	1,999	0	(55)	(518)	19,273	18,820	(453)	833

(1)	Includes the portion of the 2007 financial year during which Mr. Lanterman served as a member of the boards, being from December 1, 2007 until his retirement from the boards on April 16, 2007. Under Mr. Lanterman’s Retirement and Consulting Agreement described in the proxy statement to which this report is annexed, he is entitled to annual payments of $1,998,924 every year for a period of 15 years from the date of his retirement.
(2)	The transfer value has been calculated on the basis of actuarial advice in accordance with UK Actuarial Guidance Note GN11. The transfer value of the accrued entitlement represent the value of assets that the pension scheme would need to transfer to another pension provider on transferring the scheme’s liability in respect of the director’s pension benefits. They do not represent sums payable to the director and, therefore, cannot be added meaningfully to annual remuneration.

9. Directors’ Interests in Carnival Corporation common stock and Carnival plc ordinary shares

Details of the directors’ interests are set out below:

	Carnival plc				Carnival Corporation
Directors	Dec. 1, 2006		Nov. 30, 2007		Dec. 1, 2006*		Nov. 30, 2007*
Micky Arison(1)	--		--		187,214,942		186,741,833
Richard G. Capen, Jr.(2)	--		--		2,802		5,802
Robert H. Dickinson(3)	--		--		264,000		256,122
Arnold W. Donald(4)	--		--		3,050		1,506
Pier Luigi Foschi	--		--		--		--
Howard S. Frank(5)	--		--		310,237		290,369
Richard J. Glasier	--		--		3,000		5,000
Baroness Hogg	1,874		1,874		5,000		7,500
Modesto A. Maidique	--		--		2,000		5,000
Sir John Parker	10,004	(6)	10,004	(6)	5,000		7,500
Peter G. Ratcliffe	--		--		27,974	(7)	10,000	(7)
Stuart Subotnick	--		--		7,000		9,500
Laura Weil	--		--		--		2,500
Uzi Zucker	--		--		60,000		62,500

*	As part of the establishment of the DLC structure, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of common stock of Carnival Corporation. Under a pairing agreement, the trust shares are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC structure, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock and the trust shares (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.
(1)	As of November 30, 2007, includes (i) 2,530,892 shares of common stock held by the Nickel 2006 GRAT, (ii) 1,856,505shares of common stock held by the Nickel 2003 GRAT, (iv) 750,000 shares of common stock held by the Nickel 2007 GRAT, (v) 1,236,581shares held by the Nickel 2003 Revocable Trust, (vi) 106,114,284 shares of common stock held by MA 1994 B Shares, L.P., (vii) 72,821,132 shares of common stock held by the Artsfare 2006 Trust No. 1, Artsfare 2006 Trust No. 2, Artsfare 2005 Trust No. 2, Eternity Four Trust and the Nickel 97-06 Irrevocable Trust by virtue of the authority granted to Mr. Arison under the last will of Ted Arison and (viii) 1,432,439 shares of common stock held by the Artsfare 2003 Trust by virtue of authority granted under the trust instrument all of which may be deemed to be beneficially owned by Mr. Arison.
(2)	Includes 2,000 shares owned by the Capen Trust, of which Mr. Capen is co-trustee. Also includes 802 shares of common stock owned by Ambassador Capen’s wife as to which he disclaims beneficial ownership.

(3)	As of November 30, 2007, all shares of common stock are owned by Dickinson Enterprises Limited Partnership (the “Dickinson Partnership”). The general partner of the Dickinson Partnership is Dickinson Enterprises, Inc., which is wholly owned by a revocable trust established for the benefit of Mr. Dickinson and his heirs (the “Dickinson Trust”). Under the terms of the instrument governing the Dickinson Trust, Mr. Dickinson has the sole right to vote and direct the sale of the common stock indirectly held by the Dickinson Trust.
(4)	Includes 1,250 shares owned by The Arnold and Hazel Donald Charitable Trust (Mrs. Donald is trustee).
(5)	Includes 4,000 shares of common stock owned by the Jackson S. Woolworth Irrevocable Trust and the Cassidy B. Woolworth Trust (Mr. Frank is trustee), as to which Mr. Frank disclaims beneficial ownership.
(6)	Includes 7,000 shares owned by GHM Trustees Limited, the trustee of Sir John Parker’s Fixed Unapproved Restricted Retirement Scheme of which Sir John Parker is a discretionary beneficiary.
(7)	Includes 13,892 shares held by Mr. Ratcliffe’s wife. Mr. Ratcliffe holds a conditional right to receive 10,000 shares after a five-year retention period during which he has no right to vote or direct the sale of the shares.

Mr. Ratcliffe, together with other senior executives of the Carnival plc group, who are participants of the Carnival plc Deferred Bonus and Co-Investment Matching Plan, are potentially beneficiaries of the Bedell Trust and therefore deemed to be technically interested in the 100,397 Carnival plc ordinary shares held by the trust for the purposes of satisfying vesting of shares under the plan.

The following changes in the above share interests occurred between December 1, 2007 and January 22, 2008:

	Carnival Corporation
Directors	Jan. 22, 2008	Dec. 1, 2007
Howard S. Frank	290,416	290,369

On behalf of the board

Arnold W. Donald
Chairman of the Compensation Committees

February 20, 2008

Annex C

CARNIVAL PLC CORPORATE GOVERNANCE REPORT

Corporate governance

Carnival Corporation and Carnival plc (together referred to as “Carnival Corporation & plc”) operate under a dual listed company structure with primary listings in the U.S. and the UK. Accordingly, Carnival Corporation & plc has implemented a single corporate governance framework consistent, to the extent possible, with the governance practices and requirements of both countries. Where there are customs or practices that differ between the two countries, Carnival Corporation & plc has sought to be compliant with UK best practices whenever possible. Carnival Corporation & plc believes that the resulting corporate governance framework described below effectively addresses the corporate governance requirements of both the U.S. and the UK.

Corporate Governance Guidelines

Carnival Corporation & plc has adopted corporate governance guidelines (the “Guidelines”) that set forth the general governance principles approved by the boards of directors. These principles are summarized below and are available on the company’s website.

  A majority of the members of each of the boards must be independent.

  The boards will each have at all times an Audit Committee, a Compensation Committee, a Health, Environmental, Safety & Security ("HESS") Committee and a Nominating & Governance Committee (the “Committees”). All the members of these Committees will be independent directors under the criteria established by the New York Stock Exchange and the London Stock Exchange. Each Committee has its own charter, which principally sets forth the purposes, goals and responsibilities of the Committees.

  The Nominating & Governance Committees will review with the boards, on an annual basis, the requisite skills and characteristics of new board members, as well as the composition of the boards as a whole. The Nominating & Governance Committees will assess and recommend board candidates for appointment as directors.

  The responsibilities of the directors are laid out in the Guidelines and cover matters such as the directors duties to Carnival Corporation & plc and its shareholders, attendance at meetings and the annual review of Carnival Corporation & plc’s long-term strategic plans and the principal issues that Carnival Corporation & plc will face in the future.

  The non-executive directors shall designate a senior independent director to preside at meetings of the non-executive directors and at board meetings in absence of the Chairman, and to serve as the principal liaison for non-executive directors.

  Directors have free and full access to officers and employees of Carnival Corporation & plc, to the advice and services of the Secretary to the boards and to independent professional advice at the expense of Carnival Corporation & plc, as necessary.

  The Compensation Committees will recommend the form and amount of director and senior executive compensation in accordance with the policies and principles set forth in its charter and conduct an annual review thereof. In particular the Compensation Committees will annually review the compensation of the Chief Executive Officer (“CEO”) and his performance to ensure that the CEO is providing the best leadership for Carnival Corporation & plc in the long and short-term.

  The Nominating & Governance Committees will maintain orientation programs for new directors and continuing education programs for all directors.

  The boards will conduct an annual performance evaluation to determine whether they, their Committees and individual directors are functioning effectively.

  The non-executive directors will meet at least annually under the direction of the senior independent director to conduct an appraisal of the Chairman’s performance.

  All shareholders may communicate with the boards by addressing all communications to the Secretary, who must forward any item requiring immediate attention to the senior independent non-executive director, who must in turn notify the boards of any matters for discussion or action as appropriate.

Carnival Corporation & plc will continue to monitor governance developments in the UK to ensure a vigorous and effective corporate governance framework of the highest international standards.

Set out below is a statement of how Carnival Corporation & plc has applied the principles of Section 1 of the Combined Code on Corporate Governance published by the UK Financial Reporting Council in June 2006 (the “Combined Code”) during the financial year ended November 30, 2007.

Board composition

Each of the boards of directors is currently comprised of 14 members: four executive directors and ten non-executive directors. Mr. Ratcliffe has announced his retirement as CEO of P&O Princess Cruises International effective March 6, 2008. Upon his retirement, he will be deemed a non-executive director. In addition, Baroness Hogg, one of our non-executive directors, notified us on February 7, 2008 that she has decided not to seek re-election to the boards in April 2008 due to additional pressures on her schedule following her appointment as Deputy Chairman of the UK Financial Reporting Council. All directors are required to submit themselves to annual re-election. The biographical details of the members of the boards are contained in the proxy statement to which this report is annexed. All directors have been subject to a formal performance evaluation during the year as described below.

Board balance and independence

All of the non-executive directors, with the exception of Mr. Dickinson (a former executive director) and Mr. Ratcliffe following his retirement, are considered by the boards to be independent directors. Messrs. Capen, Maidique, Subotnick and Zucker have been non-executive directors for more than nine years from the date of their first election to the board of Carnival Corporation, however notwithstanding this, the boards have determined that each of those directors is independent for the reasons set forth below.

Consistent with U.S. practice, the boards believe that length of tenure should be one of the factors considered with respect to the independence of directors, but that tenure alone should not result in the loss of independence. The boards believe that automatic loss of independence status for directors due to tenure would effectively operate as a term limit for independent directors and result in the loss of the valuable contributions of directors who have been able to develop over time increasing insight into Carnival Corporation & plc and its operations. The boards prefer to rely on vigorous annual evaluations of individual directors to review their objectivity and independence, as well as their overall effectiveness as directors. All directors are also subject to annual re-election by shareholders following individual evaluations and recommendations by the Nominating & Governance Committees. Performance evaluations conducted during the year are described below.

Stuart Subotnick, the senior independent non-executive director, approves board agendas and meeting schedules to ensure the flow of relevant information to the boards. Each board member is entitled to suggest the inclusion of items on the agenda and to raise at any board meetings subjects that are not on the agenda for that meeting.

Directors’ indemnities

As at the date of this report, indemnities are in force under which Carnival Corporation & plc have agreed to indemnify the directors of Carnival Corporation & plc, to the extent permitted by law and Carnival Corporation's articles of incorporation and Carnival plc’s articles of association, in respect of all losses arising out of, or in connection with, the execution of their powers, duties and responsibilities, as directors of Carnival plc.

Chairman and Chief Executive Officer

The CEO of Carnival Corporation & plc, Micky Arison, also serves as Chairman of the boards. The combination of the roles of Chairman and CEO is not compliant with the Combined Code. Unlike the prevailing practice in the UK, a majority of the S&P 500 companies in the U.S. have chairpersons who are also the CEO or have other significant relationships with their companies beyond board duties. The boards believe that the presence of a majority of non-executive directors, as well as the requirement that all Committees be comprised exclusively of non-executive directors, provides an appropriate balance of power and authority. The role of the senior independent non-executive director also helps to ensure that power and information are not concentrated in one or two individuals. As a further measure to enhance their effectiveness, the non-executive directors meet outside the presence of the executive directors at least quarterly under the chairmanship of the senior independent non-executive director. In addition, the non-executive directors meet periodically with the Chairman of the boards with no other executive directors present.

The boards believe that the separation of the roles of chairman and CEO is best addressed as part of the succession planning process, and that it is in the best interests of Carnival Corporation & plc and its shareholders for the boards to make an appropriate determination, consulting with shareholders as appropriate, as and when a new chairman or CEO may be nominated in the future.

Board procedures and responsibilities

Meetings of the boards are held on a regular basis to enable the boards to properly discharge their responsibilities. During the financial year ended November 30, 2007, the board of directors of Carnival plc held a total of nine meetings. All board meetings during the year were attended by the full board with the exception of Messrs. Dickinson, Glasier and Maidique who attended eight of the nine meetings and Ms. Weil who attended all of the eight meetings held since her appointment to the board in January 2007. The agenda for each board meeting and meeting schedules are prepared by the Chairman and reviewed and approved by the senior independent non-executive director. Any director can contribute to the agenda.

Non-executive directors are required to allocate sufficient time to meet the expectations of their role. The consent of the Chairman and the senior independent non-executive director must be sought before accepting additional directorships that might affect the time a non-executive director of Carnival Corporation & plc is able to devote to that role.

The boards have resolved that executive directors may not serve as a non-executive board member on more than one FTSE 100 or Fortune 100 company nor as the Chairman of such a company.

Board structures and delegation to management

As set out in the Guidelines, the basic responsibility of the directors is to exercise their business judgment in what they reasonably believe to be in the best interests of Carnival plc and its shareholders. The boards have a formal schedule of matters specifically reserved to them for decision, which includes the approval of annual and interim results and financial statements, dividends, significant changes in accounting policy, material acquisitions and disposals, material agreements, major capital expenditures, annual operating budgets, strategic plans, treasury policy, risk management policy, material changes to employee incentive schemes as well as approval of share option grants or other share-related benefits, and health, environmental, safety and security policies.

Details of the Committees of the boards are set out in the section below. In addition, any matters reserved for the boards that arise between formal board meetings that need to be resolved are delegated to an executive committee, comprising any two executive directors and a non-executive director. Any resolutions made by the executive committee are presented for ratification by the board of directors at the following board meeting.

The strategic management and direction of and significant commercial decisions in relation to global operations of Carnival Corporation & plc, except to the extent reserved to the full boards under their schedule of reserved matters, is delegated by the boards to boards of subsidiary companies within the group and to management committees of the boards, which in turn delegate to local management as appropriate.

Committees of the boards

The following Committees, which have written charters setting out their authority and duties, copies of which can be found on Carnival Corporation & plc’s website at www.carnivalcorp.com or www.carnivalplc.com, have operated throughout the year.

AUDIT COMMITTEES

The Audit Committees of the boards are comprised of five independent non-executive directors: Richard J. Glasier (chairman), Richard G. Capen, Jr., Modesto A. Maidique, Stuart Subotnick and Laura Weil. The board of Carnival plc has determined that Richard J. Glasier has “recent and relevant financial experience” for the purposes of the Combined Code.

The Audit Committees are scheduled to meet at least eight times a year and at other times if required, with a minimum of four meetings per year as required by the Audit Committees’ charter. The Chief Operating Officer, the Chief Financial Officer, and the Vice President - Audit Services, who is responsible for internal control and risk assessment within Carnival Corporation & plc, and the external auditors normally attend meetings at the invitation of the Audit Committees. During the year, 12 meetings of the Carnival plc Audit Committee were held, which were attended by all members of the Audit Committees except for Messrs. Glasier and Maidique who attended 11 of the 12 meetings and Laura Weil who attended all of the ten meetings held since her appointment to the Audit Committees in January 2007.

The main role and responsibilities of the Audit Committees are to review the significant risks or exposures of Carnival Corporation & plc, the adequacy of internal controls, the quarterly, interim and annual consolidated financial statements, any formal announcements relating to the Carnival Corporation & plc’s financial performance, the appointment, replacement, reassignment or dismissal of the head of Audit Services, to liaise with, appoint and assess the effectiveness and independence of, the external auditors and to review compliance with the Carnival Corporation & plc Code of Business Conduct and Ethics. The Audit Committees have established and monitor the procedures for receipt of employee complaints regarding any alleged fraud or violations of law.

In fulfilling its responsibilities during the year, the Audit Committees have:

  Reviewed the quarterly, interim and annual financial results, including accounting matters and key factors affecting financial results and future forecasts;

  Reviewed financial statements and related disclosures, proposed filings with the U.S. Securities and Exchange Commission and draft press releases;

  Reviewed the form and content of the financial statements to be presented to shareholders of the Carnival plc at the half year and at the year end;

  Reviewed the form and content of management’s responses to comment letters received from the U.S. Securities and Exchange Commission;

  Confirmed receipt of certification letters, disclosure controls and procedure checklists and loss contingency memos from all reporting units;

  Received briefings on Carnival Corporation & plc’s Sarbanes-Oxley 404 compliance program;

  Reviewed reporting from the independent auditors concerning the audit work performed, identified internal control weaknesses and accounting issues, and all relationships between the independent auditors and Carnival plc;

  Reviewed and approved fees for audit and non-audit related services provided by Carnival plc’s independent auditors;

  Received reporting, as well as quarterly briefings from the Audit Services Department concerning results from their internal auditing work. Reporting included significant findings, any identified control weaknesses and management plans for remedial action;

  Reviewed annual Audit Services company-wide risk assessment, historical audit coverage and audit plan for the upcoming year;

  Reviewed Audit Services reporting concerning progress against their audit plan, department staffing and professional qualifications, and the status of management action plans for previously issued reports;

  Reviewed the status of complaints received through Carnival Corporation & plc’s third-party administered hotline and other channels; and

  Reviewed and approved revisions to the Audit Committee charter and Carnival plc’s Code of Business Conduct and Ethics.

COMPENSATION COMMITTEES

The Compensation Committees of the boards are comprised of three independent non-executive directors: Arnold W. Donald (chairman), Richard J. Glasier and Baroness Hogg.

The Compensation Committees are scheduled to meet at least four times a year and at other times as required. Executive directors are invited to attend for appropriate items, but are excluded when their own performance and remuneration are under review. During the year, ten meetings of the Carnival plc Compensation Committee were held, which were attended by all members with the exception of Mr. Glasier who attended nine of the ten meetings.

The Compensation Committees are responsible for the evaluation and approval of the director and officer compensation plans, policies and programmes of Carnival Corporation & plc. They annually review and approve corporate goals and objectives relevant to the CEO's compensation and determine and approve the CEO's compensation. They also annually determine and approve the compensation of all other executive directors and make recommendations to the boards with respect to the compensation of all other directors and executive officers. The Compensation Committees are empowered to retain any compensation consultant to be used to assist in the evaluation of compensation issues.

HESS COMMITTEES

The HESS Committees are comprised of the following three independent non-executive directors: Sir John Parker (chairman), Arnold W. Donald and Baroness Hogg.

The HESS Committees are required to meet at least four times per year as required by the HESS Committees’ charter. During the year, four meetings of the Carnival plc HESS Committee were held, which were attended by all members.

The principal function of the HESS Committees is to assist the boards in fulfilling their responsibility to supervise and monitor Carnival Corporation & plc's health, environmental, safety and security policies, programs, initiatives at sea and onshore, and compliance with legal and regulatory requirements relating to health, environmental, safety and security. The HESS Committees receive quarterly reporting from the Carnival Corporation & plc Maritime Policy & Compliance Department regarding the status of Carnival Corporation & plc’s Environmental Compliance Plan and vessel auditing program, as well as any instances of non-compliance and planned remedial action.

NOMINATING & GOVERNANCE COMMITTEES

The Nominating & Governance Committees of the boards are comprised of three independent non-executive directors: Uzi Zucker (chairman), Sir John Parker and Stuart Subotnick.

The Nominating & Governance Committees meet periodically as required. During the year, four meetings of the Carnival plc Nominating & Governance Committee were held, which were attended by all members.

The principal function of the Nominating & Governance Committees is to assess and recommend to the boards candidates for appointment as directors of Carnival Corporation & plc and members of the Committees. They are also responsible for establishing procedures to exercise oversight of the evaluation of the boards and management and the maintenance of orientation programmes for new directors, continuing education for all directors and for annually reviewing and reassessing the adequacy of the Corporate Governance Guidelines and recommending any proposed changes to the boards for approval.

Information and professional development

The Secretary is required to ensure that members of the boards are given appropriate documentation in advance of each meeting and directors are required to devote adequate preparation time reviewing documentation ahead of each meeting. The Secretary is also responsible for advising the boards through the Chairman on all corporate governance matters.

All directors have access to advice and services of the Secretary and are permitted to take independent professional advice, at Carnival Corporation & plc’s expense, as he or she may deem necessary to discharge his or her responsibilities as a director. A director is required to inform the senior independent non-executive director of his or her intention to do so.

Directors are offered the opportunity to attend training programmes of their choice.

Board performance evaluation

During the year, the Nominating & Governance Committees conducted performance evaluations of the boards, their Committees and the members of our boards of directors. The performance review of Micky Arison, in his role as Chairman, was conducted separately by the non-executive directors, led by the senior independent non-executive director, Stuart Subotnick, taking into account the views of the executive directors.

As part of the boards’ evaluation exercise, each director was required to complete a questionnaire about the performance of the boards and their Committees. All questionnaires were reviewed and assessed by the Nominating & Governance Committees.

In addition, the Nominating and Governance Committees reviewed the individual performance of each director focusing on his or her contribution to Carnival Corporation & plc, and specifically focusing on areas of potential improvement. In making their assessment, the Nominating & Governance Committees reviewed considerations of diversity, age, skills and experience in the context of the needs of the boards, and with the aim of achieving an appropriate balance on the boards.

The Nominating & Governance Committees also discussed and reviewed with non-executive directors any significant time commitments they have to other companies or organizations. In addition, the number of directorships held by non-executive directors was taken into account, in line with Carnival plc’s policy on multiple appointments.

The Nominating & Governance Committees reported the results of the reviews to the boards, concluding that each director was an effective member of the boards and has sufficient time to carry out properly their respective commitments to the boards, Committees and all other such duties as were required of them. It is the view of the Nominating & Governance Committees that the boards continued to operate effectively during the year. Accordingly, all current board members are recommended to the shareholders for re-election.

During the year the Nominating & Governance Committees also reviewed their own performance against their respective charters by completing questionnaires that were provided to the Chairman. The results of such reviews were discussed among the members and reported to the boards. The boards concluded that the Nominating & Governance Committees continued to function effectively and continued to meet the requirements of their respective charters.

Directors’ remuneration

The Carnival plc Directors’ Remuneration Report is attached as Annex B to the proxy statement to which this report is annexed. A resolution to approve the Directors’ Remuneration Report will be proposed at the forthcoming annual general meeting.

Relations with shareholders

The formal channels of communication by which the boards communicate to shareholders the overall performance of Carnival Corporation & plc are the Annual Reports, UK preliminary announcement and half year statement, joint Annual Report on Form 10-K, joint Quarterly Reports on Form 10-Q and joint Current Reports on Form 8-K, filed with the U.S. Securities and Exchange Commission, the proxy statement and press releases.

Senior management of Carnival Corporation & plc meet periodically with representatives of institutional shareholders to discuss their views and to ensure that the strategies and objectives of Carnival Corporation & plc are well understood. Issues discussed with institutional shareholders include performance, business strategies and any corporate governance concerns.

Presentations are made to representatives of the investment community periodically in the U.S., the UK and elsewhere. Results of each fiscal quarter are reviewed with the investment community following each quarter on conference calls that are broadcast live over the Internet.

The boards receive periodic briefings from management regarding feedback and information obtained from Carnival Corporation & plc’s shareholders and brokers. During 2007, Carnival Corporation & plc’s management and its corporate brokers made presentations to the boards regarding shareholder issues. The boards’ members were also provided copies of reports prepared by key market analysts.

Shareholders will have the opportunity at the forthcoming annual general meeting, notice of which is contained in the proxy statement to which this report is annexed, to put questions to the boards, including the Chairmen of the Committees of the boards.

The boards have implemented procedures to facilitate communications between shareholders and the boards. Shareholders who wish to communicate with the boards should address their communications to the attention of the Company Secretary of Carnival Corporation & plc at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428 U.S.A. The Secretary maintains a log of all such communications and promptly forwards to the senior independent non-executive director, Stuart Subotnick, those, which the Secretary believes, require immediate attention, and also periodically provides the senior independent non-executive director with a summary of all such communications and any responsive action taken. The senior independent non-executive director notifies the boards or the Chairman of the relevant Committees of the boards of those matters that he believes are appropriate for further action or discussion.

Interested parties who wish to communicate with the senior independent non-executive director should address their communications to the attention of Stuart Subotnick at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428 U.S.A.

Annual meetings of shareholders

As we have shareholders in both the UK and the U.S., we rotate the location of the annual meetings between the UK and the U.S. each year in order to accommodate shareholders on both sides of the Atlantic. Last year we held our annual meetings in the United Kingdom, and this year we will be holding them in the United States.

This year the annual meetings will be held at The Biltmore Hotel, 1200 Anastasia Avenue, Coral Gables, Florida U.S.A. on April 22, 2008. The meetings will commence at 10:00 am (EDT), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa.

We are also offering an audio webcast of the annual meetings. If you choose to listen to the webcast, go to our website, www.carnivalcorp.com or www.carnivalplc.com, shortly before the start of the meetings and follow the instructions provided.

Directors’ responsibility

The statement of directors’ responsibilities in relation to the Carnival plc financial statements follows the Carnival plc Directors’ Report in Annex A of the proxy statement.

Independence of auditors

The Audit Committees are responsible for engaging a firm of auditors of appropriate independence and experience and for the approval of all audit and non-audit fees and terms. The policy of the Audit Committees is to undertake a formal assessment of the auditors’ independence each year, which includes:

  a review of non-audit services provided and related fees;

  discussion with the auditors of a written report detailing all relationships with Carnival Corporation & plc and any other party that could affect the independence or the objectivity of the auditors; and

  evaluation with the boards of the performance of the independent auditors.

The Audit Committees have implemented procedures relating to the provision of services by Carnival Corporation & plc’s independent auditors. These include:

  requiring the pre-approval by the Audit Committees of all audit and permissible non-audit services;

  maintenance of a schedule of certain non-audit services, including consultancy, investment banking and legal services, which Carnival Corporation & plc is specifically prohibited from obtaining from its audit firm; and

  procedures which control, and in certain circumstances, prohibit, the recruitment of staff formerly employed by the external audit firm and involved in the audit of Carnival Corporation & plc.

An analysis of the fees payable to the external audit firms in respect of both audit and non-audit services during 2007 and the policy on audit committee pre-approval and permissible non-audit work of the independent auditors is set out in the proxy statement under the heading “Independent Registered Certified Public Accounting Firm”.

Going concern

On the basis of current financial forecasts and available borrowing facilities, the directors have a reasonable expectation that Carnival Corporation & plc has adequate resources to continue in operational existence for the foreseeable future and, accordingly, consider that it is appropriate to adopt the going concern basis in preparing the consolidated financial statements of Carnival plc.

Internal control and risk management

Internal control and risk management within Carnival Corporation & plc’s business units is an ongoing process embedded in each of the operations. It is designed to identify, evaluate and manage the significant risks faced by the units. A system of internal controls designed to be capable of responding quickly to evolving risks in the business has been established, comprising procedures for the prompt reporting of material internal control weaknesses and significant deficiencies together with the appropriate corrective action.

Carnival Corporation & plc has adopted the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) guidance for implementing its internal control framework as part of the Sarbanes-Oxley Act Section 404 compliance plan. COSO is considered to be the model internal control framework and references the same internal control objectives and components as are used by the 2005 Turnbull Guidance which assists UK boards in assessing the effectiveness of a company's risk and control processes under the Combined Code.

The corporate executive management team receives periodic information regarding internal control issues arising at the business units. The primary focus of this aspect of the system is the corporate Audit Services Department that is responsible for monitoring the process, ensuring that issues common to more than one business unit are identified and that all relevant matters are brought to the attention of the boards as a whole. The Audit Services Department is supported by the corporate finance and legal groups, as well as the CEO, Chief Operating Officer and the Chief Financial Officer (the “Certifying Officers”). The Certifying Officers are required by rules of the U.S. Securities and Exchange Commission to file written certifications on a quarterly basis certifying, among other items, that they have disclosed to the auditors and the Audit Committee all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Carnival Corporation & plc’s ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or other employees who have a significant role in Carnival Corporation & plc’s internal control over financial reporting.

In the UK, the directors of Carnival Corporation & plc are responsible for the Carnival Corporation & plc system of internal controls and for reviewing its effectiveness but recognise that any such system can provide only reasonable and not absolute, assurance against material misstatement or loss. The Audit Committees review the adequacy of internal controls within Carnival Corporation & plc on an annual basis in accordance with the framework of internal control as set forth by COSO and mirrored within the 2005 Turnbull Guidance and in accordance with the charter of the Audit Committees.

The system of internal control was in place throughout the year and has continued in place up to the date of approval of this report. The system is designed to manage rather than eliminate the risk of failure to achieve business objectives. The boards confirm that they have performed their annual review of its effectiveness and that it is in compliance with the Turnbull Guidance. The boards’ review of the system of internal controls has not identified any significant failings or weaknesses, and therefore, no remedial actions are required.

Statement of compliance with the Combined Code published by the UK Financial Reporting Council in June 2006

Carnival Corporation & plc has complied with the provisions set out in Section 1 of the Combined Code throughout the year ended November 30, 2007, with the following exceptions:

  the joint role of the Chairman and CEO and independence of non-executive directors as explained above;

  there are no performance conditions attaching to substantially all of the equity-based awards;

  historically, certain non-executive directors received share options and certain of those options remain outstanding, however, during the 2007 financial year all equity-based awards were made in the form of restricted shares or restricted share unit awards;

  annual bonuses of U.S. executive directors form part of their pensionable salary;

  no upper limits are attached to annual bonuses; and

  share incentives may vest in fewer than three years.

The above matters of non-compliance, with the exception of the joint role of the Chairman and CEO and independence of non-executive directors, are explained in the Carnival plc Directors’ Remuneration Report attached as Annex B to the proxy statement.

CARNIVAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 22, 2008

The undersigned shareholders of Carnival Corporation hereby revoke all prior proxies and appoint Micky Arison and Arnaldo Perez, and each of them, proxies and attorneys in fact, each with full power of substitution, with all the powers the undersigned would possess if personally present, to vote all shares of common stock of Carnival Corporation which the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 22, 2008 or any postponement or adjournment of the annual meeting.

Please mark your vote as indicated in this example: [X]

A vote “FOR” Proposals 1 through 8 is recommended by the Board of Directors.

1.	To vote for the election of the following nominees:

Micky Arison, Ambassador Richard G. Capen, Jr., Robert H. Dickinson, Arnold W. Donald, Pier Luigi Foschi, Howard S. Frank, Richard J. Glasier, Modesto A. Maidique, Sir John Parker, Peter G. Ratcliffe, Stuart Subotnick, Laura Weil and Uzi Zucker.

FOR all nominees	[ ]

WITHHOLD all nominees	[ ]

WITHHOLD authority to vote for any individual nominees	[ ]

(INSTRUCTION: To WITHHOLD authority to vote any individual nominees, write that nominee’s name on the line below.)

2.	To re-appoint PricewaterhouseCoopers LLP as independent auditors for Carnival plc and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for Carnival Corporation.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.	To receive the accounts and reports for Carnival plc for the financial year ended November 30, 2007.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

5.	To approve the directors’ remuneration report of Carnival plc.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

6.	To approve limits on the authority to allot shares by Carnival plc.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

7.	To approve the disapplication of pre-emption rights for Carnival plc.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

8.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

9.	In their discretion, the proxies are authorized to vote upon such other business as may come before the annual meeting, or any adjournment(s) thereof.

	Yes	No
Please indicate if you plan to attend the annual meeting.	[ ]	[ ]

MATERIALS ELECTION	[ ]

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail.  Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.   [   ]

PERSONS WHO DO NOT INDICATE ATTENDANCE AT THE ANNUAL MEETING ON THIS PROXY CARD WILL BE REQUIRED TO PRESENT PROOF OF STOCK OWNERSHIP TO ATTEND.

The shares represented by this Proxy will be voted as specified herein. If not otherwise specified, such shares will be voted by the proxies FOR Proposals 1 through 8.

Signature_______________________________	Signature _______________________________
(Please sign exactly as name appears above.)

Dated: _______________________________, 2008

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Admission Card Annual General Meeting – Tuesday, April 22, 2008 at 10:00 a.m. (EDT) Venue: The Biltmore Hotel 1200 Anastasia Avenue Coral Gables, Florida United States of America	Notes:
1

A shareholder entitled to attend and vote at the meeting may appoint one or more proxies to attend, speak and vote instead of him. All of the proposed resolutions will be voted on a poll. A proxy need not be a shareholder of the Company.

2

A shareholder who appoints more than one proxy must appoint each proxy to exercise the votes attaching to specified shares held by that shareholder. To appoint more than one proxy, (an) additional proxy form(s) may be obtained by contacting the Registrar on 0871 3842665* from within the United Kingdom (or +44 (0)121 4157107 from elsewhere) or you may photocopy this form. Please indicate in the box next to the proxy holder's name the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and should be returned together in the same envelope. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one which was executed last shall be treated as replacing and revoking the others in their entirety as regards that share. If the Carnival plc is unable to determine which was executed last, none of them shall be valid in respect of that share.

3

To be valid, your signed and dated proxy form must be completed, signed and deposited together with any power of attorney or authority under which it is signed or a certified copy of such power of attorney or authority (whether delivered personally or by post), at the offices of the Company’s registrars, Equiniti, Aspect House, Spencer Road, Lancing, West Sussex BN99 6BE as soon as possible and no later than 3:00 p.m. (BST) on April 20, 2008. In the case of a corporation, the proxy form should be executed under its common seal and/or the hand of a duly authorised officer or person.

4

The “Vote Withheld” box is provided to enable you to abstain on any particular resolution. However, it should be noted that a “vote withheld” is not a vote in law and will not be counted in the calculation of the proportion of votes “for” and “against” a resolution but will be counted to establish if a quorum is present.

5

If you would like to submit your proxy vote via the Internet, you can do so by accessing the www.sharevote.co.uk website. To do this you will need to use the Reference Number, Card ID and Account Number which are given opposite. Alternatively CREST members can submit their proxy through the CREST Electronic Proxy Appointment Service (ID7RA01).

6

Only those shareholders registered on the register of members of the Company at 11:00 p.m. (BST) on April 20, 2008 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 11.00 p.m. (BST) on April 20, 2008 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

7

In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which the names stand on the register of members of the Company in respect of the relevant joint holding.

8

To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issuer’s agent (ID number 7RA01) by 3:00 p.m. (BST) on April 20, 2008. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST System) from which the issuer’s agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

	9	Return of this form of proxy will not prevent a registered shareholder from attending the meeting and voting in person.
If you come to the meeting please bring this card with you. It is evidence of your right to attend and vote at the Meeting and will help you gain admission as quickly as possible. Please also see overleaf.	10

In respect of any resolution for which you have not given specific instructions on how your proxy should vote, your proxy will have discretion to vote on that resolution, in respect of your total holding, as they see fit. Your proxy will also have discretion to vote as they see fit on any other business which may properly come before the meeting, including amendments to resolutions, and at any adjournment of the meeting.

	*	Calls to this number are charged at 8p per minute from a BT landline. Other telephone providers costs may vary.

Annual General Meeting

REFERENCE NUMBER	CARD I.D.	ACCOUNT NUMBER

I/We, hereby appoint The Chairman of the meeting, or	*

as my/our proxy to attend and vote on my/our behalf at the Annual General Meeting of Carnival plc (the Company) to be held on Tuesday, April 22, 2008 and at any adjournment of the meeting. I would like my proxy to vote on the resolutions proposed at the meeting as indicated on this form.

Please indicate your vote by marking the appropriate boxes in black ink like this:	■

	Resolution	For	Against	Withheld
1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc
2.	To re-elect Ambassador Richard G. Capen, Jr. as a director of Carnival Corporation and Carnival plc
3.	To re-elect Robert H. Dickinson as a director of Carnival Corporation and Carnival plc
4.	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc
5.	To re-elect Pier Luigi Foschi as a director of Carnival Corporation and Carnival plc
6.	To re-elect Howard S. Frank as a director of Carnival Corporation and Carnival plc
7.	To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc
8.	To re-elect Modesto A. Maidique as a director of Carnival Corporation and Carnival plc
9.	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc
10.	To re-elect Peter G. Ratcliffe as a director of Carnival Corporation and Carnival plc
11.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc
Please tick here if this proxy appointment is one of multiple appointments.* *For the appointment of more than one proxy, please refer to Note 2.
	Resolution	For	Against	Withheld
12.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc
13.	To re-elect Uzi Zucker as a director of Carnival Corporation and Carnival plc
14.	To re-appoint of Carnival plc’s independent auditors and to ratify Carnival Corporation’s independent registered certified public accounting firm
15.	To authorize Carnival plc’s audit committee to agree the remuneration of the independent auditors
16.	To receive the annual accounts and reports of Carnival plc
17.	To approve Carnival plc directors’ remuneration report
18.	To renew Carnival plc Section 80 authority
19.	Special resolution to renew Carnival plc Section 89 authority
20.	Special resolution to authorise Carnival plc to make market purchases of ordinary shares of US$1.66 each in the capital of Carnival plc

Date	Signature

This card should not be used for any comments, change of address, or other queries. Please send separate instruction.

Poll Card
Please bring this card with you to the meeting. Do NOT post this card to the Registrar.

RESOLUTIONS		For	Against	Withheld
1	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc
2	To re-elect Ambassador Richard G. Capen, Jr. as a director of Carnival Corporation and Carnival plc
3	To re-elect Robert H. Dickinson as a director of Carnival Corporation and Carnival plc
4	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc
5	To re-elect Pier Luigi Foschi as a director of Carnival Corporation and Carnival plc
6	To re-elect Howard S. Frank as a director of Carnival Corporation and Carnival plc
7	To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc
8	To re-elect Modesto A. Maidique as a director of Carnival Corporation and Carnival plc
9	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc
10	To re-elect Peter G. Ratcliffe as a director of Carnival Corporation and Carnival plc
11	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc
12	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc
13	To re-elect Uzi Zucker as a director of Carnival Corporation and Carnival plc
14	Re-appointment of Carnival plc’s independent auditors and ratification of Carnival Corporation’s independent registered certified public accounting firm
15	Authorisation of Carnival plc’s audit committee to agree the remuneration of the independent auditors
16	Receiving the annual accounts and reports of Carnival plc
17	Approval of Carnival plc directors’ remuneration report
18	Renewal of Carnival plc Section 80 authority
19	Renewal of Carnival plc Section 89 authority
20	Authorise Carnival plc to make market purchases of ordinary shares of US$1.66 each in the capital of Carnival plc

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